        P R O S P E C T U S

                AMERICAN NATIONAL FUNDS GROUP
[AMERICAN NATIONAL]
                   APRIL 1, 1996
                             AMERICAN NATIONAL GROWTH FUND, INC.
                             AMERICAN NATIONAL INCOME FUND, INC.
                             TRIFLEX FUND, INC.

                                   ONE MOODY PLAZA, GALVESTON, TEXAS 77550
                                   TELEPHONE NUMBER: (409) 763-8272 - TOLL FREE:
                                   1 (800) 231-4639
                                   DIRECTORS

Ralph S. Clifford       Ira W. Painton
Paul D. Cummings        Donald P. Stevens
Jack T. Currie          Steven H. Stubbs
Michael W. McCroskey

INVESTMENT ADVISOR AND MANAGER                                                                             LEGAL COUNSEL
Securities Management and Research, Inc.                                                     Greer, Herz & Adams, L.L.P.
One Moody Plaza                                                                                          One Moody Plaza
Galveston, Texas 77550                                                                            Galveston, Texas 77550
UNDERWRITER AND REDEMPTION AGENT                                                                    INDEPENDENT AUDIOTRS
Securities Management and Research, Inc.                                                           KPMG Peat Marwick LLP
One Moody Plaza                                                                                            700 Louisiana
Galveston, Texas 77550                                                                              Houston, Texas 77002
CUSTODIAN                                                                                   TRANSER AGENT, REGISTRAR AND
Securities Management and Research, Inc.                                                           DIVIDEND PAYING AGENT
One Moody Plaza                                                                 Securities Management and Research, Inc.
Galveston, Texas 77550                                                                                   One Moody Plaza
                                                                                                  Galveston, Texas 77550

   This Prospectus concisely sets forth the information a prospective investor should know about the American National Growth Fund, Inc. ("Growth Fund"), a long-term growth fund; American National Income Fund, Inc. ("Income Fund"), an income fund with appreciation secondary and the Triflex Fund, Inc. ("Triflex Fund") a balanced fund seeking conservation of principal, current income and long-term capital appreciation, (together "the Funds" or the "American National Funds Group") before investing. Please read and retain this Prospectus for future reference. A Statement of Additional Information for each Fund dated April 1, 1996, has been filed with the Securities and Exchange Commission and is available free of charge by writing Securities Management and Research, Inc. ("SM&R") at One Moody Plaza, Galveston, Texas 77550 or calling 1-800-231-4639. The Statements of Additional Information are incorporated herein by reference in accordance with the Commission's rules.

   While the use of this combined Prospectus subjects each Fund to possible liability as the result of statements or omissions regarding another Fund, the Board of Directors of each Fund considers the benefits to the respective Fund of using a combined Prospectus to outweigh the risk.

   No dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus (and/or each Fund's Statement of Additional Information referred to above) and if given or made, such information or representations must not be relied upon as having been authorized by the Funds or SM&R, the Fund's investment adviser, manager and principal underwriter. This Prospectus does not constitute an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

SHAREHOLDER INQUIRIES
   Shareholder inquiries should be directed to your registered representative, or to the Funds at the telephone numbers or mailing address listed above.

   SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK. FURTHER, SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY
OTHER AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

   LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Form 9090(4/96)

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
SHAREHOLDER INQUIRIES.....................................................    1
THE FUNDS AT A GLANCE.....................................................    2
TABLE OF FEES AND EXPENSES................................................    4
FINANCIAL HIGHLIGHTS......................................................    5
PERFORMANCE...............................................................    8
INVESTMENT OBJECTIVES AND POLICIES........................................    8
THE FUNDS AND THEIR MANAGEMENT............................................   12
PURCHASE OF SHARES........................................................   15
WHEN ARE PURCHASES EFFECTIVE?.............................................   15
DETERMINATION OF OFFERING PRICE...........................................   16
SPECIAL PURCHASE PLANS....................................................   17
RETIREMENT PLANS..........................................................   20
DIVIDENDS, CAPITAL GAINS AND FEDERAL TAXES................................   20
HOW TO REDEEM.............................................................   24
PERFORMANCE ILLUSTRATIONS.................................................   24
APPENDIX..................................................................   27
APPLICATION

THE FUNDS AT A GLANCE
  The Funds were originally incorporated as follows: Growth Fund, State of Florida, May 5, 1953; Income Fund, State of Texas, May 1, 1970 and the Triflex Fund, State of Texas, November 20, 1987. The Funds were subsequently reincorporated in the State of Maryland on November 30, 1989. They are diversified, open-end management investment companies (mutual funds) which continuously sell and redeem their shares of common stock at the current per share offering price.

MINIMUM  PURCHASE:   $100 minimum  initial investment  and $20  minimum for each subsequent investment as described under "Special Purchase Plans".

INVESTMENT OBJECTIVES AND INVESTOR SUITABILITY PROFILE:

AMERICAN NATIONAL GROWTH FUND, INC. ("GROWTH FUND")

OBJECTIVE: The Growth Fund seeks long-term capital growth by investing its assets in securities that provide an opportunity for capital appreciation.

INVESTOR SUITABILITY PROFILE: The Growth Fund is designed for investors with modest means who want to invest small amounts of money over a period of time to build capital for their long-range goals. These long-range goals may include such plans as giving their children the finest education possible, retiring in comfort, building an estate or other important long-range goals.

AMERICAN NATIONAL INCOME FUND, INC. ("INCOME FUND")

OBJECTIVE:   The Income Fund seeks current  income with a secondary objective of long-term capital appreciation to protect against inflation.

INVESTOR SUITABILITY PROFILE: The Income Fund is designed for investors who are seeking to protect the future purchasing power of their money while availing themselves of the potential for attractive growth while reducing their exposure to the volatility of the market as a whole.

TRIFLEX FUND, INC. ("TRIFLEX FUND")

OBJECTIVE: The Triflex Fund seeks to conserve principal, produce current income and achieve long-term capital appreciation.

INVESTOR SUITABILITY PROFILE: The Triflex Fund is designed for retirees, widows or anyone seeking supplemental income and conservation of the purchasing power of their capital.

MANAGEMENT: Securities Management and Research, Inc. ("SM&R") makes the investment choices for the Funds. SM&R has served as investment adviser, manager and distributor of mutual funds since 1966. Refer to "THE FUNDS AND THEIR MANAGEMENT" for additional information.

PORTFOLIO MANAGEMENT PERSONAL INVESTING: The Funds' Boards of Directors have approved a Code of Ethics which prescribes policies governing the personal investment practices of its portfolio management. These policies are stated in each of the Fund's Statement of Additional Information.

REDEMPTIONS:  Procedures may be found under "HOW TO REDEEM".

DERIVATIVE INVESTMENTS: The Funds do not invest in interest only (IO) or principal only (PO) securities. The Triflex Fund may invest in collateralized mortgage obligations (CMO) from time to time. An explanation of CMO's can be found in the Triflex Fund's Statement of Additional Information.

RISKS: Each Fund can be expected to have different investment results based on its investment objective and different financial and market risks. Financial risk refers to the ability of an issuer of a debt security to pay principal and interest, and to the earnings stability and overall financial soundness of an issuer of an equity security. Market risk refers to the degree to which the price of a security will react to changes in conditions in securities market in general, and with particular reference to debt securities, to changes in the overall level of interest rates. As a result of these and other risks, the value of the shares owned may be higher or lower than their cost.

PORTFOLIO TURNOVER RATES: Each Fund's portfolio turnover rates for the last ten years are included in the Financial Highlights tables herein. A security will be sold, and the proceeds reinvested, whenever it is considered prudent to do so from the viewpoint of a Fund's objectives, regardless of the holding period of the security. A higher rate of portfolio turnover may result in higher transaction costs. Additionally, higher portfolio turnover may, in some cases, have adverse tax effects on the Funds and their shareholders. Portfolio turnovers are expected to be less than 90% per year for each of the Funds. An explanation of turnover rate calculations and brokerage fees can be found in each Fund's Statement of Additional Information.

TABLE OF FEES AND EXPENSES
--------------------------------------------------------------------------------

The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. See "PURCHASE OF SHARES" in this Prospectus. The example is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods.

SHAREHOLDER TRANSACTION EXPENSES(1)

                                                             Growth       Income       Triflex
Maximum Sales Load Imposed on Purchases
(as a percentage of offering price)                              5.75%        5.75%        5.75%
Maximum Sales Load Imposed on Reinvested Dividends
(as a percentage of offering price)                              None         None         None
Deferred Sales Load                                              None         None         None
Redemption Fees(1)                                               None         None         None
Exchange Fees                                                    None         None         None

ANNUAL OPERATING EXPENSES
(as a Percentage of average net assets)

                                                             Growth       Income       Triflex
Investment Advisory Fee After Expense Reimbursement               .58%         .72%         .55%(2)
Service Fee                                                       .24%         .24%         .25%
Other Expenses                                                    .16%         .16%         .46%
Total Operating Expenses After Expense Reimbursement              .98%        1.12%        1.26%(2)

The table shows actual expenses paid by shareholders. (See "THE FUNDS AND THEIR MANAGEMENT" in this Prospectus for more information).

(1) An $8.00 transaction fee is charged for each expedited wire redemption.

(2) Without the reimbursement, the percentages shown for the Triflex Fund's Investment Advisory Fees and Total Operating Expenses would have been .75% and 1.46%, respectively.

This table is not intended to reflect in detail the fees and expenses associated with an individual shareholder's investment in any of the Funds listed. It is being provided to assist investors in gaining a more complete understanding of fees, charges and expenses which are discussed in greater detail in the appropriate sections of this Prospectus.

EXAMPLE OF EXPENSES
  The following example illustrates the expenses an investor would pay on a $1,000 investment in each Fund listed over various time periods assuming (i) 5% annual return and (ii) redemption at the end of each period. Because the Funds have no redemption fee, you would pay the same expenses whether or not you redeemed your investment at the end of each period. An investor should not view this example as a representation of past or future expenses and actual expenses may be more or less than those shown.

                              1 Year       3 Years       5 Years       10 Years
    Growth                      $67          $87           $109          $171
    Income                       68           91           116            186
    Triflex                      70           95           123            201

                              FINANCIAL HIGHLIGHTS
                (for a share outstanding throughout each period)

AMERICAN NATIONAL GROWTH FUND, INC.

  The table that follows, for the periods after October 31, 1988, has been audited by KPMG Peat Marwick LLP, independent auditors, whose unqualified report thereon appears in the Statement of Additional Information. This information should be read in conjunction with the related financial statements and notes hereto included in the Statement of Additional Information. The information for years prior to October 31, 1989, has been audited by the Funds former independent Auditors.

                                                           Year Ended December 31,
                               --------------------------------------------------------------------------------
                                   1995          1994          1993          1992           1991        1990
                               ------------  ------------  ------------  ------------    ----------   ---------
Net Asset Value,
Beginning of Period               $    3.83     $    4.15     $    4.51     $    5.07    $     3.95   $    4.25
  Net investment income                0.08          0.06          0.06          0.08          0.08        0.10
  Net realized and unrealized
  gain (loss) on investments
  during the period                    0.88          0.15          0.31         (0.20)         1.38       (0.22)
                                     ------        ------        ------        ------    ----------   ---------
TOTAL FROM INVESTMENT
OPERATIONS                             0.96          0.21          0.37         (0.12)         1.46       (0.12)
Less distributions
  Distributions from net
  investment income                   (0.08)        (0.06)        (0.06)        (0.08)        (0.06)      (0.09)
  Distributions from capital
  gains                               (0.32)        (0.47)        (0.67)        (0.36)        (0.28)      (0.09)
                                     ------        ------        ------        ------    ----------   ---------
TOTAL DISTRIBUTIONS                   (0.40)        (0.53)        (0.73)        (0.44)        (0.34)      (0.18)
                                     ------        ------        ------        ------    ----------   ---------
Net Asset Value,
End of Period                     $    4.39     $    3.83     $    4.15     $    4.51    $     5.07   $    3.95
                                     ------        ------        ------        ------    ----------   ---------
                                     ------        ------        ------        ------    ----------   ---------
TOTAL RETURN                          25.20%         4.98%         8.17%        (2.50)%       36.98%      (2.94)%

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of period
(000's omitted)                    $134,821      $113,250      $113,135      $111,811      $125,837     $97,298
Ratio of expenses to average
net assets                             0.98          0.97          1.00          1.07          1.04        1.03
Ratio of net investment
income to average net assets           1.67          1.46          1.31          1.42          1.63        2.41
Portfolio turnover rate               37.00         46.26         59.67         92.28         55.95      152.13

                               Two Months
                               Ended Dec.
                                   31,                     Year Ended October 31,
                               -----------     -----------------------------------------------
                                  1989           1989         1988         1987         1986
                               -----------     --------     --------     --------     --------
Net Asset Value,
Beginning of Period            $      4.85     $   4.48     $   5.14     $   5.05     $   4.02
  Net investment income               0.03         0.13         0.09         0.06         0.06
  Net realized and unrealized
  gain (loss) on investments
  during the period                   0.17         0.67         0.13         0.53         1.06
                               -----------     --------     --------     --------     --------
TOTAL FROM INVESTMENT
OPERATIONS                            0.20         0.80         0.22         0.59         1.12
Less distributions
  Distributions from net
  investment income                  (0.07)       (0.12)       (0.10)       (0.06)       (0.06)
  Distributions from capital
  gains                              (0.73)       (0.31)       (0.78)       (0.44)       (0.03)
                               -----------     --------     --------     --------     --------
TOTAL DISTRIBUTIONS                  (0.80)       (0.43)       (0.88)       (0.50)       (0.09)
                               -----------     --------     --------     --------     --------
Net Asset Value,
End of Period                  $      4.25     $   4.85     $   4.48     $   5.14     $   5.05
                               -----------     --------     --------     --------     --------
                               -----------     --------     --------     --------     --------
TOTAL RETURN                          4.07%**     19.90%        5.88%       12.57%       28.13%
RATIOS (IN PERCENTAGES)/SUPPL
Net Assets, end of period
(000's omitted)                   $108,058     $104,897      $97,302      $99,413      $94,937
Ratio of expenses to average
net assets                            1.06*        1.09         1.23         1.00         0.97
Ratio of net investment
income to average net assets          3.24*        2.93         2.07         1.14         1.25
Portfolio turnover rate              13.74        70.94        46.79        44.95        25.52

*Ratios annualized
**Returns are not annualized

                              FINANCIAL HIGHLIGHTS
                (for a share outstanding throughout each period)

AMERICAN NATIONAL INCOME FUND, INC.

  The table that follows, for the periods after July 31, 1988, has been audited by KPMG Peat Marwick LLP, independent auditors, whose unqualified report thereon appears in the statement of Additional Information. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information. The information that follows for years prior to July 31, 1989, has been audited by the Funds former independent Auditors.

                                                      Year Ended December 31,
                               ----------------------------------------------------------------------
                                  1995         1994          1993        1992        1991      1990
                               -----------  -----------    ---------   ---------   --------   -------
Net Asset Value,
Beginning of Period              $   18.90    $   21.66    $   22.09   $   22.94   $  19.35   $ 20.11
  Net investment income               0.62         0.62         0.56        0.57       0.69      0.79
  Net realized and unrealized
  gain (loss) on investments
  during the period                   4.82        (0.75)        1.75        0.17       4.85     (0.67)
                               -----------  -----------    ---------   ---------   --------   -------
TOTAL FROM INVESTMENT
OPERATIONS                            5.44        (0.13)        2.31        0.74       5.54      0.12
Less distributions
  Distributions from net
  investment income                  (0.63)       (0.61)       (0.60)      (0.53)     (0.64)    (0.81)
  Distributions from capital
  gains                              (1.12)       (2.02)       (2.14)      (1.06)     (1.31)    (0.07)
                               -----------  -----------    ---------   ---------   --------   -------
TOTAL DISTRIBUTIONS                  (1.75)       (2.63)       (2.74)      (1.59)     (1.95)    (0.88)
                               -----------  -----------    ---------   ---------   --------   -------
Net Asset Value,
End of period                    $   22.59    $   18.90    $   21.66   $   22.09   $  22.94   $ 19.35
                               -----------  -----------    ---------   ---------   --------   -------
                               -----------  -----------    ---------   ---------   --------   -------
TOTAL RETURN                         29.12%       (0.61)%      10.63%       3.31%     29.06%     0.75%

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of period
(000's omitted)                   $141,058     $114,231     $119,956    $108,076    $99,192   $74,329
Ratio of expenses to average
net assets                            1.12         1.12         1.17        1.18       1.23      1.22
Ratio of net investment
income to average net assets          2.89         2.86         2.51        2.56       3.25      4.14
Portfolio turnover rate              44.00        52.46        70.71       44.03      40.23     37.51

                                  Five
                                 Months
                               Ended Dec.
                                  31,                       Year Ended July 31,
                               ----------     -----------------------------------------------
                                  1989          1989         1988         1987         1986
                               ----------     --------     --------     --------     --------
Net Asset Value,
Beginning of Period            $    20.75     $  19.80     $  23.77     $  21.52     $  19.67
  Net investment income              0.38         0.74         0.70         0.63         0.76
  Net realized and unrealized
  gain (loss) on investments
  during the period                  1.06         3.09        (3.31)        4.33         2.88
                               ----------     --------     --------     --------     --------
TOTAL FROM INVESTMENT
OPERATIONS                           1.44         3.83        (2.61)        4.96         3.64
Less distributions
  Distributions from net
  investment income                 (0.44)       (0.74)       (0.83)       (0.68)       (0.77)
  Distributions from capital
  gains                             (1.64)       (2.14)       (0.53)       (2.03)       (1.02)
                               ----------     --------     --------     --------     --------
TOTAL DISTRIBUTIONS                 (2.08)       (2.88)       (1.36)       (2.71)       (1.79)
                               ----------     --------     --------     --------     --------
Net Asset Value,
End of period                  $    20.11     $  20.75     $  19.80     $  23.77     $  21.52
                               ----------     --------     --------     --------     --------
                               ----------     --------     --------     --------     --------
TOTAL RETURN                         6.99%**     32.31%      (11.20)%      25.71%       19.90%
RATIOS (IN PERCENTAGES)/SUPPL
Net Assets, end of period
(000's omitted)                   $69,579      $67,765      $65,789      $85,817      $60,510
Ratio of expenses to average
net assets                           1.17*        1.18         1.10         1.00         0.99
Ratio of net investment
income to average net assets         3.92*        3.82         3.46         3.00         3.78
Portfolio turnover rate             14.62        31.02        56.63        24.71        17.11

* Ratios annualized
** Returns are not annualized

                              FINANCIAL HIGHLIGHTS
                (for a share outstanding throughout each period)

TRIFLEX FUND, INC.

  The table that follows, for the periods after July 31, 1988, has been audited by KPMG Peat Marwick, LLP, independent auditors, whose unqualified report thereon appears in the Statement of Additional Information. This information should be read in conjunction with the related financial statements and notes thereto included in this Statement of Additional Information. The information that follows for years prior to July 31, 1989, has been audited by the Funds former independent Auditors.

                                                             Year Ended December 31,
                                      ---------------------------------------------------------------------
                                       1995        1994         1993         1992         1991       1990
                                      -------    --------     --------     --------     --------   --------
Net Asset Value,
Beginning of Period                   $ 14.32    $  15.35     $  15.81     $  16.20     $  13.98   $  14.62
  Net investment income                  0.49        0.45         0.41         0.46         0.61       0.80
  Net realized and unrealized gain
  (loss) on investments during the
  period                                 2.67       (0.22)        0.58         0.01         2.79      (0.66)
                                      -------    --------     --------     --------     --------   --------
TOTAL FROM INVESTMENT OPERATIONS         3.16        0.23         0.99         0.47         3.40       0.14
Less distributions
  Distributions from net investment
  income                                (0.49)      (0.45)       (0.41)       (0.35)       (0.62)     (0.70)
  Distributions from capital gains      (0.14)      (0.81)       (1.04)       (0.51)       (0.56)     (0.08)
                                      -------    --------     --------     --------     --------   --------
TOTAL DISTRIBUTIONS                     (0.63)      (1.26)       (1.45)       (0.86)       (1.18)     (0.78)
                                      -------    --------     --------     --------     --------   --------
Net Asset Value,
End of Period                         $ 16.85    $  14.32     $  15.35     $  15.81     $  16.20   $  13.98
                                      -------    --------     --------     --------     --------   --------
                                      -------    --------     --------     --------     --------   --------
TOTAL RETURN                            22.29%       1.49%        6.31%        3.00%       24.53%      1.37%

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of period
(000's omitted)                       $21,757     $19,023      $20,469      $21,482      $21,916    $19,328
Ratio of expenses to average net
assets                                   1.26(1)     1.25(1)      1.32(1)      1.15(1)      1.28(1)     1.31
Ratio of net investment income to
average net assets                       2.99        2.91         2.49         2.96         3.95       5.57
Portfolio turnover rate                 16.39       46.95        70.98        61.66       104.21     184.54

                                      Five Months
                                      Ended Dec.
                                          31,                       Year Ended July 31,
                                      -----------     -----------------------------------------------
                                         1989           1989          1988         1987        1986
                                      -----------     ---------     --------     --------     -------
Net Asset Value,
Beginning of Period                   $     15.90     $   14.90     $  14.59     $  15.30     $ 14.65
  Net investment income                      0.37          0.89         0.88         1.18        1.40
  Net realized and unrealized gain
  (loss) on investments during the
  period                                    (0.33)         1.34         0.54        (0.67)       0.65
                                      -----------     ---------     --------     --------     -------
TOTAL FROM INVESTMENT OPERATIONS             0.04          2.23         1.42         0.51        2.05
Less distributions
  Distributions from net investment
  income                                    (0.39)        (0.90)       (1.11)       (1.22)      (1.40)
  Distributions from capital gains          (0.93)        (0.33)        0.00         0.00        0.00
                                      -----------     ---------     --------     --------     -------
TOTAL DISTRIBUTIONS                         (1.32)        (1.23)       (1.11)       (1.22)      (1.40)
                                      -----------     ---------     --------     --------     -------
Net Asset Value,
End of Period                         $     14.62     $   15.90     $  14.90     $  14.59     $ 15.30
                                      -----------     ---------     --------     --------     -------
                                      -----------     ---------     --------     --------     -------
TOTAL RETURN                                 0.32%**      15.94%       10.18%        3.48%      11.94%
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL
Net Assets, end of period
(000's omitted)                           $21,382       $21,002      $19,687      $10,396      $7,856
Ratio of expenses to average net
assets                                       1.31*         1.28         1.00         0.96        0.98
Ratio of net investment income to
average net assets                           5.75*         5.99         6.01         7.84        9.21
Portfolio turnover rate                    116.16         36.93       130.95        27.02       11.25

The shaded area on the chart represents data for fiscal years prior to the change in investment objectives of the Fund.

(1) Expenses for these calculations are net of a reimbursement from Securities Management and Research, Inc. Without these reimbursements, the ratio of expenses to average net assets would have been 1.46%, 1.45%, 1.39%, 1.32% and 1.49% for the years ended December 31, 1995, 1994, 1993, 1992 and 1991, respectively.

* Ratios annualized
**Returns are not annualized

PERFORMANCE
  Each Fund may include in advertisements, sales literature, shareholder reports or other communications, total rate of return quotations and the Funds rankings in the relevant fund category from sources such as the Lipper Analytical Services, Inc. ("Lipper") and Weisenberger Investment Company Service ("Weisenberger"). If any advertised performance data does not reflect the maximum sales charge, such advertisements will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Additional performance information is contained in the Funds Group Annual Report to shareholders which is available upon request without charge.

  The Funds may also include data comparing their performance with the performance of non-related investment media, published editorial comments, publications that monitor the performance of other mutual funds or mutual fund indexes with similar objectives and policies. (See "COMPARISONS" in each of the Funds Statement of Additional Information for a list of various media used). Performance information may be quoted numerically or may be presented in table, graph or other illustration.

  The total return data represents past performance, which may vary for different periods. Actual total return and principal value of an investment will fluctuate so that investor's shares, when redeemed, may be worth more or less than their cost. Returns include the effects of the Growth, Income and Triflex Fund's maximum sales charge of 5.75% applied to the initial investment amount, the change in the share price and the reinvestment at net asset value of all dividends and capital gains (both of which are subject to applicable federal, state and local income taxes).

AVERAGE ANNUAL RETURN
  Each Fund's average annual return during specified time periods reflects the hypothetical annually compounded return that would equate an initial one thousand dollar investment by adding one to the computed average annual total return, raising the sums to a power equal to the number of years covered by the computation and multiplying the result by the one thousand dollar initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all investment income dividends and capital gain distributions on the reinvestment dates at the net asset value. Because average annual returns tend to smooth out variations in each Fund's return, you should recognize that they are not the same as actual year-by-year results.

                          Average Annual Total Return
                         For the Period Ending 12/31/95

                   20-year      10-year     5-year     1-year
Growth Fund          15.03%       11.07%      12.35%     18.11%
Income Fund          14.71%       11.03%      12.27%     21.71%
Triflex Fund             --           --       9.80%     15.29%

  Each Fund's performance will vary from time to time and past results are not necessarily indicative of future results. Performance is a function of a fund's portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of a Fund, market conditions and interest rates.

CUMULATIVE TOTAL RETURN
  The charts in the back of this prospectus describe the total return results of a hypothetical $10,000 investment in each Fund for the 10-year period from January 1, 1986 through December 31, 1995 with a maximum sales charge of 5.75%.

INVESTMENT OBJECTIVES AND POLICIES
  Each Fund has  different investment  objectives which it  pursues through  the investment policies and techniques described below. These policies and techniques are not fundamental and may be changed by the Board of Directors of the Funds without shareholder approval. In addition, each Fund has adopted certain restrictions as fundamental policies which will not be changed unless approved by the vote, at a special meeting of stockholders, of (i) 67% of the shares present at a meeting, at which more than 50% of each Fund's outstanding shares are present or represented by proxy, or (ii) more than 50% of each Fund's outstanding shares. Each Fund's investment restrictions adopted as fundamental policies are stated in each Fund's Statement of Additional Information.

GROWTH FUND
  The Growth Fund's portfolio investments and the composition of its total portfolio are considered from the viewpoint of potential capital appreciation. This composition will be adjusted from time to time to best accomplish its investment objective under current conditions. In pursuing its objective, the Growth Fund will invest primarily in common stocks selected in accordance with its investment objective.

  The Growth Fund may invest in convertible preferred stocks rated at least "B" by Standard and Poor's Corporation ("S&P") or at least "b" by Moody's Investors Service, Inc. ("Moody's") preferred stock ratings, and convertible debentures and notes rated at least "B" by S&P's and Moody's corporate bond ratings ("convertible securities").(1) Investments in convertible securities having these ratings may involve greater risks than convertible securities having higher ratings. Common stocks and convertible securities purchased will be of companies which are believed by SM&R to provide an opportunity for capital appreciation. The proportion of assets invested in any particular type of security can be expected to vary, depending on SM&R's appraisal of market and economic conditions. Under normal conditions at least 50% of the Growth Fund's total assets will be invested in common stocks. On a temporary basis the Growth Fund may invest, in commercial paper which at the date of such investment, is rated in one of the two top categories by one or more of the nationally recognized statistical rating organizations ("NRSRO's"), in certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets and in repurchase agreements which are discussed under "Other Investment Strategies".

INCOME FUND
  The Income Fund's portfolio investments and the composition of its total portfolio are considered not only from the viewpoint of present and potential yield, but also from the viewpoint of potential capital appreciation. This composition of portfolio investments will be adjusted from time to time to best accomplish its investment objectives under current conditions.

  In pursuit of its objectives, the Income Fund will invest in common stocks, preferred stocks and marketable debt securities selected in accordance with the Income Fund's investment objectives. Common and preferred stocks purchased will generally be of companies with consistent and increasing dividend payment histories which are believed by SM&R to have further earnings potential sufficient to continue such dividend payments. Debt securities will include publicly traded corporate bonds, debentures, notes, commercial paper, repurchase agreements, and certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets. The proportion of assets invested in any particular type of security can be expected to vary, depending on SM&R's appraisal of market and economic conditions. Under normal conditions at least 50% of the Income Fund's assets will be invested in equity securities rather than debt securities.

  Corporate debt obligations purchased by the Income Fund will consist only of obligations rated either Baa or better by Moody's or BBB or better by S&P. Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above.

TRIFLEX FUND
  The Triflex Fund seeks to achieve its objectives by flexibly managing a balanced portfolio of fixed-income securities such as bonds, commercial paper, preferred stock and short-term obligations combined with common stocks and securities convertible into common stocks. The Triflex Fund will only purchase common stocks and convertible securities of corporations having a market capitalization of at least $100 million, an operating history of

(1) See Appendix for a description of these ratings at least three (3) years and a listing on the New York Stock Exchange, American Stock Exchange or Over-The-Counter markets. Corporate bonds purchased will consist of obligations rated either Baa or better by Moody's or BBB or better by S&P. Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above. The Triflex Fund may also invest in repurchase agreements. This balanced investment policy is intended to reduce risk and to obtain results in keeping with its objectives.

  The Triflex Fund's investments will be in fixed-income securities and equity securities as described above. However, the Triflex Fund will sometimes be more heavily invested in equity securities and at other times it will be more heavily invested in fixed-income securities, depending on management's appraisal of market and economic conditions. SM&R believes that a fund that is wholly invested in fixed-income securities carries a large interest rate risk. Interest rate risk is the uncertainty about losses due to changes in the rate of interest on debt instruments. The major interest rate risk for investors, however, is not in the interest rate itself, but in the change in the market price of bonds that results from changes in the prevailing interest rate. Higher interest rates would mean lower bond prices and lower net asset value for the Triflex Fund's shareholders assuming no change in its current investment objective and portfolio. Diversifying the Triflex Fund's portfolio with investments such as commercial paper, convertible securities and common stocks may reduce the decline in value attributable to the increase in interest rate and resulting decrease in the market value of bonds and will reduce the interest rate risk. However, stock prices also fluctuate in response to a number of factors, including, changes in general level of interest rates, economic and political developments and other factors which impact individual companies or specific types of companies. Such market risks cannot be avoided but can be limited through a program of diversification and a careful and consistent evaluation of trends in the capital market and fundamental analysis of individual equity holdings.

  The Triflex Fund's goal of preservation of capital while owning common stocks is dependent upon various factors, including the sustained long-term growth of the United States economy. SM&R recognizes that recessions occur but also recognizes that the economy historically has come back from those recessions. Therefore, SM&R believes that the United States economy will continue to grow, that the political environment will continue to be relatively stable and that the financial markets will continue to function in a reasonably orderly fashion. As long as these factors occur, SM&R believes that there is a reasonable likelihood the Triflex Fund can reach its goal of preservation of capital while at the same time investing in common stock.

  SM&R, through an ongoing program of asset allocation, will determine the appropriate level of equity holding consistent with SM&R's outlook and evaluation of trends in the economy and the financial markets. The Triflex Fund's level of commitment to common stocks and specific common stock investments will be determined as a result of this process. For example, within an environment of rising inflation, common stocks historically have preserved their value better than bonds; therefore, inclusion of common stocks could tend to conserve principal better than a portfolio consisting entirely of bonds and other debt obligations. In addition, within an environment of accelerating growth in the economy, common stocks historically have conserved their value better than bonds in part due to a rise in interest rates that occur coincidentally with accelerating growth and profitability of the companies.

  The Triflex Fund will not purchase a security if as a result of such purchase less than 25% of its total assets will be in fixed-income senior securities (including short and long-term securities, preferred stocks and convertible debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics).

OTHER INVESTMENT STRATEGIES
  Each Fund, consistent with its objectives and policies, may employ one or more of the following strategies to enhance investment results.

COMMERCIAL PAPER--Commercial paper is short-term unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. The Fund will not invest in variable amount master demand notes which are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to buy the amount of the outstanding indebtedness on the notes.

REPURCHASE AGREEMENTS--Each Fund may occasionally purchase repurchase agreements in which a Fund purchases a U.S. government security subject to resale to a bank or dealer at an agreed upon price and date. These repurchase agreements will be entered into only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System. During the holding period, the seller must provide additional collateral if the market value of the obligation falls below the repurchase price. The custodian for the Fund purchasing such agreement will take title to, or actual delivery of the security. A default by the seller might cause a Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. A Fund might also incur disposition costs in liquidating the collateral. The Funds will purchase only repurchase agreements maturing in seven (7) days or less of such purchase.

CERTIFICATE OF DEPOSIT--A certificate of deposit is generally a short-term, interest-bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution. The interest rate may be fixed for the stated term or may be periodically adjusted prior to the instrument's stated maturity, based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

  Savings and loan associations whose certificates of deposit may be purchased by the Funds are subject to regulation and examination by the Office of Thrift Supervision. Such certificates of deposit held by the Funds do not benefit materially from insurance from the Federal Deposit Insurance Corporation.

AMERICAN DEPOSITORY RECEIPTS ("ADRS")--ADRs are U.S. dollar-denominated securities of foreign corporations which are traded in the U.S. on national securities exchanges or over-the-counter and are issued by domestic banks. The banks act as custodian of the shares of the foreign stock and collect dividends on the stock which are either reinvested or distributed to the ADR holder in U.S. dollars. While ADRs are not considered foreign securities, they may entail certain political, economic and regulatory risks. Such risks may include political or social instability, excessive taxation and limitations on the removal of funds or other assets which could adversely affect the value of a Fund's investments. The economies of many countries in which a Fund may invest may not be as developed as the U.S. economy and may be subject to significantly different forces. Foreign companies are not registered with the commission and are not generally subject to the regulatory controls imposed on U.S. issuers. Consequently, there is generally less public information available on foreign securities. Foreign companies are not subject to uniform accounting, auditing, and financial reporting standards. Income from foreign securities owned may be reduced by a withholding tax at the source, which tax would reduce income payable to a Fund's shareholders.

  These strategies and other investment restrictions are more fully discussed in each Fund's Statement of Additional Information under "INVESTMENT OBJECTIVES AND POLICIES."

THE FUNDS AND THEIR MANAGEMENT
  A Board consisting of seven directors has overall responsibility for overseeing the affairs of each Fund in a manner reasonably believed to be in the best interest of each Fund. The Boards have delegated to SM&R, the adviser, the management of each Fund's day to day business and affairs. In addition, SM&R invests each Fund's assets, provides administrative services and serves as transfer agent, dividend payment agent and underwriter.

  SM&R, is a wholly-owned subsidiary of American National Insurance Company ("American National"). The Moody Foundation, a private foundation, owns approximately 23.7% of American National's common stock and the Moody National Bank as trustee of the Libbie Shearn Moody Trust, a private trust, owns approximately 37.6% of such shares. SM&R was incorporated in 1964 and has managed investment companies since 1966. SM&R is also investment adviser to American National, a Texas insurance company having its principal office in Galveston, Texas, the American National Investment Accounts, Inc. an investment company used to fund benefits under variable contracts issued by American National, SM&R Capital Funds, Inc., an investment company and for the Moody National Bank of Galveston (the "Bank"), a national bank. SM&R may, from time to time, serve as investment adviser to other clients including banks, employee benefit plans, other investment companies, foundations and endowment funds.

  The following persons  are affiliated  with SM&R  and the  Funds as  officers:
Michael W. McCroskey, Gordon D. Dixon, Emerson V. Unger, Teresa E. Axelson and Brenda T. Koelemay.

PORTFOLIO MANAGEMENT
  SM&R's portfolio management team uses a disciplined, team approach in providing investment advisory services to the Funds. While the following individuals are primarily responsible for the day-to-day portfolio management of their respective Fund, all accounts are reviewed on a regular basis by SM&R's Investment Committee to ensure that they are being invested in accordance with investment policies.

    GORDON D. DIXON, SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER OF SECURITIES MANAGEMENT AND RESEARCH, INC., VICE PRESIDENT, PORTFOLIO MANAGER OF THE GROWTH FUND. Mr. Dixon joined Securities Management and Research, Inc. in 1993. He graduated from the University of South Dakota with a B.A. in Finance and Accounting and from Northwestern University in 1972 with an M.B.A in Finance and Accounting. Mr. Dixon began his investment career in 1972 as an Administrative and Research Manager with Penmark Investments. In 1979 he began working for American Airlines in the management of the $600 million American Airlines Pension Portfolio, of which approximately $100 million was equities. In 1984 he was employed by C&S/ Sovran Bank in Atlanta, Georgia as Director of Equity Strategy where he had responsibility for all research, equity trading and quantitative services groups as well as investment policy input of a portfolio of approximately $7 billion, of which $3.5 billion was equities.

    DAVID ZIMANSKY, VICE PRESIDENT, PORTFOLIO MANAGER OF THE INCOME FUND. Mr. Zimansky joined Securities Management and Research, Inc. in 1990. He graduated from Stanford University with an M.B.A after graduating Magna Cum Laude with Highest Honors in History from Harvard. He began his investment career in 1982 with Goldman, Sachs & Company in the institutional equity sales department. In 1986 he began working for First Boston Corporation as Vice President, Securities Sales responsible for convertible securities sales, business development for options, futures and programs business in the Dallas region. In 1987 he joined Shearson Lehman Hutton in New York as Vice President, Convertible Arbitrage where he worked in convertible securities with clients throughout the United States.

    WILLIAM R. BERGER, C.F.A., VICE PRESIDENT, PORTFOLIO MANAGER OF THE  TRIFLEX
FUND.      Mr.  Berger   joined   Securities  Management   and   Research,  Inc.

in 1993. He graduated from Miami University, Oxford, Ohio in 1985 with a B.S. with Honors in Accounting and Finance and from The Wharton School, University of Pennsylvania in 1988 with an M.B.A. in Finance and Investment Management. Mr. Berger began his investment career in 1989 with Trinity Investment Management Corporation as an equity and balanced portfolio manager for various discretionary accounts worth more than $80 million for corporate, endowment, religious and public funds. Prior to joining Trinity Investment Management Corporation Mr. Berger was a Senior Auditor for Coopers & Lybrand. Mr. Berger is a Chartered Financial Analyst and a Certified Public Accountant.

ADVISORY AGREEMENTS

GROWTH FUND
  Under the Growth Fund Investment Advisory Agreement ("Advisory Agreement"), dated November 30, 1989, SM&R receives a basic advisory fee (the "Basic Advisory Fee") which is adjusted for an upward or downward movement in the investment performance during the previous thirty-six (36) monthly periods of the Fund as compared to the Lipper Growth Fund Index (the "Lipper Index") published by Lipper Analytical Services, Inc. This Basic Advisory Fee is computed each month by applying to the average daily net asset value of the Fund (computed by adding the daily net asset values for the month and dividing the resulting total by the number of days in the month) one-twelfth (1/12th) of the annual rate as follows:

On the Portion of the Fund's    Basic Advisory
Average Daily Net Assets       Fee Annual Rate
Not exceeding $100,000,000         .750 of 1%
Exceeding $100,000,000 but
 not exceeding $200,000,000        .625 of 1%
Exceeding $200,000,000 but
 not exceeding $300,000,000        .500 of 1%
Exceeding $300,000,000             .400 of 1%

  The Basic Advisory Fee annual rate is adjusted each month by adding to or subtracting from such rate, when appropriate, the applicable performance adjustment amount percentage shown in the table below. The resulting advisory fee rate is then applied to the average daily net asset value of the Fund for the succeeding month. The advisory fee for such month will be one-twelfth (1/12th) of the resulting dollar figure.

  The performance adjustment amount will vary with the Fund's performance as compared to the Lipper Index as shown by the following table:

      Performance         Performance
   Compared To Lipper      Adjustment
         Index               Amount
0.10% to 0.99% above           +0.02%
1.00% to 1.99% above           +0.04%
2.00% to 2.99% above           +0.06%
3.00% to 3.99% above           +0.08%
4.00% to 4.99% above           +0.10%
5.00% to 5.99% above           +0.12%
6.00% to 6.99% above           +0.14%
7.00% to 7.99% above           +0.16%
8.00% to 8.99% above           +0.18%
9.00% and above                +0.20%

      Performance         Performance
   Compared To Lipper      Adjustment
         Index               Amount
0.10% to 0.99% below           -0.02%
1.00% to 1.99% below           -0.04%
2.00% to 2.99% below           -0.06%
3.00% to 3.99% below           -0.08%
4.00% to 4.99% below           -0.10%
5.00% to 5.99% below           -0.12%
6.00% to 6.99% below           -0.14%
7.00% to 7.99% below           -0.16%
8.00% to 8.99% below           -0.18%
9.00% and below                -0.20%

  See "INVESTMENT ADVISORY AND OTHER SERVICES" in the Growth Fund's Statement of Additional Information for a more detailed description of the method used in calculating the performance adjustment.

AMERICAN NATIONAL FUNDS GROUP APPLICATION

Complete This Form and Mail To:

                                           Home Office Use  (4/96)

Securities Management and Research, Inc.

                                           Account Number

One Moody Plaza

                                           Account Type          Social Code

Galveston, TX 77550

                                           FI Number              LOI Amount

To establish IRA, SEP and TSA Plans use the special forms kit developed for their establishment.
--------------------------------------------------------------------------------
1   ACCOUNT REGISTRATION

    Select ONLY ONE type of registration and complete the information associated with that section.

--------------------------------------------------------------------------------
  / / -- INDIVIDUAL      / / -- JOINT TENANT WITH "RIGHTS OF SURVIVORSHIP"

If this is to be a Joint Tenant Account, complete all information in this section.

--------------------------------------------------      ------------------------------      --------------------
Individual (First, Middle, Last)                        Social Security Number                 DOB (MM/DD/YY)

--------------------------------------------------      ------------------------------      --------------------
Joint Tenant (First, Middle, Last) Relationship         Social Security Number                 DOB (MM/DD/YY)

--------------------------------------------------------------------------------
  / / -- UNIFORM GIFT/TRANSFER TO MINORS

--------------------------------------------------      ------------------------------
Name of Custodian (One Only) (First, Middle, Last)      Minor's State of Residence

--------------------------------------------------      ------------------------------      --------------------
                                                                                                Minor's DOB
                                                                                                 (MM/DD/YY)
Name of Minor (One Only) (First, Middle, Last)          Minor's Social Security Number

--------------------------------------------------------------------------------
  / / -- PENSION/PROFIT SHARING, DEFERRED COMPENSATION PLANS
Plan Type: / / 401(k) / / Profit Sharing / / Money Purchase / / Defined Benefit / / Deferred Comp / / Other _______

--------------------------------------------------      ------------------------------      --------------------
Trustee(s)/Custodian                                    Tax I.D. Number                     Trust Dated

--------------------------------------------------      --------------------------------------------------------
Name of Plan                                            For the Benefit of

--------------------------------------------------------------------------------
  / / -- INDIVIDUAL TRUST, NON-QUALIFIED, CORPORATION, ESTATES, ASSOCIATIONS, COMPANIES, OTHERS

--------------------------------------------------      ------------------------------
Name(s) of Trustee(s)                                   Tax I.D. Number

--------------------------------------------------      --------------------------------------------------------
Name of Company or Trust                                For the Benefit of

--------------------------------------------------------------------------------
2   MAILING ADDRESS

    ----------------------------------------------------------------------------
    Street Address (P.O. Box acceptable if street address
    given)            Apt.#            City            State            Zip Code

    ----------------------------------------------------------------------------
    Residence Address

    (      )                              (      )                     Citizenship: / / U.S.  / / Non-U.S.
    -----------------------------         -------------------------                               ------------------
    Business Phone                        Home Phone                                              Indicate Country

3   INITIAL INVESTMENT (CHECK ONE)
--------------------------------------------------------------------------------
     / / MAIL ORDER
         Enclosed is/are my check(s) made payable to SECURITIES MANAGEMENT AND RESEARCH, INC. for investment.
--------------------------------------------------------------------------------

     / / TELEPHONE BUY ORDER (Not Applicable to Primary Series)
          Date: __________________Fund: __________________Person Taking Order:
     _____________________
--------------------------------------------------------------------------------
     / / FEDERAL FUND WIRE
         Before making an initial investment by wire, SM&R must receive an executed application and suitability form with proper taxpayer I.D. certification. Then direct your Federal funds wire to Moody National Bank Galveston, Texas. Attention: Securities Management and Research, Inc., ABA 113100091, Wire Account #035 868 9. Include the Fund name, your Account Number and the Account Registration.
--------------------------------------------------------------------------------

     / / PRE-AUTHORIZED CHECKS (Complete #8 below)
      This is a service available to shareholders, making possible regular monthly purchases of Fund shares to allow dollar cost averaging. You will receive a monthly confirmation reflecting each purchase and your bank account will reflect the amount of the draft.
     Please draw $__________________ from my checking account Monthly beginning
     __________________ / / 7th   / / 21st
     $ ______________________________ ($20 minimum) into the
     ______________________________ Fund
     $ ______________________________ ($20 minimum) into the
     ______________________________ Fund
     $ ______________________________ ($20 minimum) into the
     ______________________________ Fund
     $ ______________________________ into ANICO insurance policy
--------------------------------------------------------------------------------

    / / OTHER PAYMENT METHODS
      / / Billing-Franchise # ------             / / Military Allotment                  / / Civil Service Allotment
                                                    Complete Form 9341                      Complete Form 9340

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4   FUND SELECTION(S) & DISTRIBUTION OPTION
    Please check the box beside the name of each fund being purchased, select reinvest or cash for dividends and capital gains, and specify the dollar amount of each purchase.

    X                    FUND NAME                          DIVIDENDS                  CAPITAL GAINS             AMOUNT
            Growth Fund ($100 min)                  / /  Reinvest  / /  Cash     / /  Reinvest  / /  Cash     $
            Income Fund ($100 min)                  / /  Reinvest  / /  Cash     / /  Reinvest  / /  Cash     $
            Triflex Fund ($100 min)                 / /  Reinvest  / /  Cash     / /  Reinvest  / /  Cash     $
            Insurance, if any                                                                                 $

    ALL DISTRIBUTIONS MUST BE REINVESTED IF A WITHDRAWAL PLAN IS ELECTED. ALL DISTRIBUTIONS WILL BE REINVESTED UNLESS CASH IS CHECKED ABOVE.

    ----------------------------------------------------------------------------
    Fill in ONLY if distribution checks are to be mailed to you at another address or paid to someone other than the registered owner(s) as shown above.
    Name:   ____________________________________________________________________
    Address: ___________________________________________________________________
--------------------------------------------------------------------------------
5   SYSTEMATIC WITHDRAWAL

    A Systematic Withdrawal Plan (SWP) is available to shareholders who own shares of the Fund worth $5,000 or more. SWP is subject to restrictions described in the Fund's Prospectus.
    THIS OPTION WILL BEGIN THE MONTH FOLLOWING RECEIPT OF THIS REQUEST.
    1.  The amount of each withdrawal shall be $______________________________.
    2.  Systematic withdrawals shall be made (choose one only):
                    / / Monthly  / / Quarterly (Mar, June, Sept,
                       Dec)  / / Semi-Annually  / / Annually

    3. Please have my withdrawals mailed. I understand that the SWP checks will be made payable to me and sent to my account mailing address unless a special designation is referenced below:
        Withdrawals are to commence on or around the 20th of _______________ (Month, Year).
--------------------------------------------------------------------------------

      Fill in ONLY if SWP checks are to be mailed to you at another address or paid to someone other than the registered owner(s) as shown above. If check is to be sent to a bank account, provide a void check.
      Name:   __________________________________________________________________
      Address: _________________________________________________________________

--------------------------------------------------------------------------------
6   LETTER OF INTENT (Not Applicable to Primary Series)
    Under the terms of the current prospectus, I intend to purchase, within thirteen months from the date of receipt, shares of one or more of the American National Funds Group and/or Government Income and/or Tax Free Series (Excluding the Primary Series). The total amount of my purchase (at the offering price on the date of receipt by the transfer agent) will equal an aggregate amount not less than:

/ / $50,000*  / / $100,000** / / $250,000 / / $500,000  / / $1,000,000 / / $1,500,000

(*Growth, Income and Triflex Funds Only) (**Government Income Series and Tax Free Series Only)

Shares of the named Funds owned by me at the date of this Letter (including shares owned by my spouse and our children who are under the age of majority or such other persons as described in a "single purchaser" in the current prospectus) are held in the below-specified accounts (Please Print):

FUND NAME  ACCOUNT NUMBER  ACCOUNT REGISTRATION  OWNER'S RELATIONSHIP TO INVESTOR*


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  *Must be self, spouse or child; if child, indicate current age

/ / This is a new Letter of Intent. Date
------------------------------.
/ / This is an existing Letter of Intent. The Letter of Intent was signed on
    (date) __________________ for (amount) $__________________

      This LOI expires on the earlier of (1) 13-months from the date of first purchase, or (2) the release to me of my shares held in escrow. Additionally, escrow shares are not subject to the exchange privilege and, unless agreed to by SM&R, will not be released unless my intended investment, equals or exceeds the specified amount.
--------------------------------------------------------------------------------
7   RIGHT OF ACCUMULATION (Not Applicable to Primary Series)
    If account is entitled to a Reduced Sales Charge under the terms of the current Prospectus, please provide the following information.

FUND NAME  ACCOUNT NUMBER  ACCOUNT REGISTRATION  OWNER'S RELATIONSHIP TO INVESTOR

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
8   BANK OF RECORD (Please attach a voided check)

--------------------------------------------------      --------------------------------------------------------
                   Name of Bank                                             Bank ABA Number

--------------------------------------------------      --------------------------------------------------------
                     Address                                              Bank Account Number

--------------------------------------------------      --------------------------------------------------------
                 City, State, Zip                                             Account Name

--------------------------------------------------------------------------------
9   SIGNATURE(S) & CERTIFICATION
    I/We hereby authorize Securities Management and Research, Inc. ("SM&R"), or its duly authorized agents, as agent for the American National Funds Group, to honor any requests made in accordance with the terms of this application, and I/we further affirm that neither SM&R ("Transfer Agent") nor the American National Funds Group shall be held liable for any loss, liability, cost or expense for acting in accordance with this application, or any section thereof. I/We certify that I/we have full right, power, authority and legal capacity to purchase shares and affirm that I/we have received and read the Prospectus and agree to its terms. Under penalties of perjury, I/we certify (1) that the number shown on this form is my/our correct taxpayer identification number and (2) that I/ we are not subject to backup withholding either because (a) I/we are exempt from backup withholding, or
    (b) I/we have not been notified by the Internal Revenue Service that I/we are subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me/us that I/we are no longer subject to backup withholding. If you have been notified by the Internal Revenue Service that you are currently subject to backup withholding, strike out phrase (2) above.
--------------------------------------------------------------------------------
INDIVIDUAL (OR CUSTODIAN)                                                   DATE
--------------------------------------------------------------------------------
CO-OWNER (OR CORPORATE OFFICER, PARTNER OR TRUSTEE)                         DATE
--------------------------------------------------------------------------------
(IF APPLICABLE, TRUSTEE)                                                    DATE
--------------------------------------------------------------------------------
(IF APPLICABLE, TRUSTEE)                                                    DATE
--------------------------------------------------------------------------------

10   REPRESENTATIVE INFORMATION
    / / Yes, I have completed and attached "Investor Suitability Form" new account information (Form 8045).

    ----------------------------------------------------------------------------
      Representative Name (print)

     ---------------------------------------------------------------------------
      Representative Signature

     ---------------------------------------------------------------------------
      SM&R Representative Social Security Number
--------------------------------------------------------------------------------
11   BROKER-DEALER USE ONLY -- Please Print

    We hereby submit this application for the purchase of shares of the Fund(s) indicated in accordance with the terms of our selling agreement with Securities Management and Research, Inc. ("SM&R"), and with the prospectus for the Fund(s). We agree to notify SM&R of any purchases of shares made under a Letter of Intent or Rights of Accumulation or otherwise eligible for reduced or eliminated sales charges. If this Application includes a Systematic Withdrawal Plan request, we guarantee the signature(s) in this Application.
    ----------------------------------------------------------------------------
      Dealer Name

     ---------------------------------------------------------------------------
      Main Office Adress

     ---------------------------------------------------------------------------
      Branch #        Rep #        Representative Name (print)

     ---------------------------------------------------------------------------
      Branch Address                                                Phone Number

     ---------------------------------------------------------------------------
      Authorized Signature Securities Dealer                               Title

     ---------------------------------------------------------------------------
--------------------------------------------------------------------------------
  ACCEPTED: Securities Management and Research, Inc. By
------------------------ Date
------------------------
--------------------------------------------------------------------------------

                           PRE-AUTHORIZED CHECK PLAN
                                 AUTHORIZATION
I hereby authorize _____________________________________________________________
                                       Name of bank                   Branch
of ____________________________________________________________________ to honor
                     City                                 State

pre-authorized checks drawn on me by SECURITIES MANAGEMENT & RESEARCH, INC., One Moody Plaza, Galveston, Texas 77550, and to charge such checks against my checking account until further notice to you from me. I agree there will be no liability incurred by you for payment or non-payment of any such checks drawn on me.
_______________              ___________________________________________________
   Date                                     Signature of Customer

                                                (To be completed by SM&R Home Office)
  ----------------------------------------------------------------------------------              ----------------------------------
                 Date first check to be deposited by SM&R                                                Transit Number
   32    31    30    29    28    27    26    25    24    23    22    21    20    19    18    17    16    15    14    13

--------------------------------------------------------------------------------

  Securities Management & Research, Inc. - One Moody Plaza - Galveston, Texas
                                     77550

                                 AUTHORIZATION

I hereby authorize SECURITIES MANAGEMENT & RESEARCH, INC. to deposit pre-authorized checks:

/ / Monthly                                   / / New Account
/ / Quarterly                                 / / Existing Account
/ /  7th                                      / / Bank Change
/ / 21st                                      / / Accumulation Account
/ / Growth Fund $ ------------                / / IRA Account
/ / Income Fund $ ------------                / / Profit Sharing Account
/ / Triflex Fund $ ------------               / / Pension Account
/ / Government Income Series $ ------------
/ / Tax Free Series $ ------------
$20 minimum per Fund.
/ / Primary Series $ ------------
$100 minimum investment.

Credit to the Account of:
------------------------------------      ---------------------------
   Exact Name on Registration               Fund Account No.(s), if known
I agree that if, at any time, such checks are not honored for payment by said bank, the pre-authorized check plan shall be discontinued. I further understand that all shares purchased and credited to the above named are conditional, being subject to checks being honored for payment by said bank.

------------------         ---------------------------------------
      Date                     Signature of Customer

 A "VOIDED" CHECK MUST BE ATTACHED TO REVERSE OF BOTTOM HALF OF AUTHORIZATION.

Form 8006
Rev. 8/93

To: The bank named on the reverse side

In order to induce you to comply with the request of your customer to provide the service authorized on the other side of this card, Securities Management & Research, Inc. of Galveston, Texas, (the "Company") undertakes and agrees:

(1) To indemnify you and hold harmless from any loss you may suffer as a conse-quence of your action resulting from or in connection with the execution and issuance of any check or drafts, whether or not genuine, purporting to be executed or issued by or on behalf of the Company and received by you in the regular course of business for the purpose of payment in connection with the authorization signed by your depositors, including any costs or expenses reasonably incurred in connection therewith. In the event that any such check or drafts should be dishonored, whether with or without cause and whether intentionally or inadvertently, to indemnify you for any loss even though dishonor results in the forfeiture of insurance.

(1) To refund to you any amount erroneously paid by you to the Company on any such check or draft if claim for the amount of such erroneous payment is made by you within twelve months of the date of check or drafts on which such erroneous payment was made.

                                          Michael W. McCroskey, President

                                          Securities Management & Research, Inc.

Authorized in a resolution adopted by the Board of Directors of Securities Management & Research, Inc., of Galveston, Texas on September 14, 1967.

                           STAPLE VOIDED CHECK BELOW

--------------------------------------------------------------------------------

                          SM&R REPRESENTATIVE USE ONLY

INVESTOR SUITABILITY FORM--NEW ACCOUNT INFORMATION

Article III, Sections 2 & 21 of the Rules of Fair Practice require a Representative to obtain the information contained in this form in order to accept a new account in the American National Funds Group, SM&R Capital Funds, Inc., and other mutual funds sold by SM&R Representatives.

FOR OUTSIDE FUNDS, ALL INFORMATION REQUESTED ON THIS FORM MUST BE COMPLETED--NO EXCEPTIONS.
--------------------------------------------------------------------------------
ORDER RECEIVED BY:  Telephone
---------  Letter
---------  In Person
---------  Other
---------
------------------ Shares or $
------------------ of
--------------------------------------------- (Security Being Purchased)

SOURCE OF CUSTOMER: / / Referral / / Advertising / / Direct Mail Reply / / Existing Client / / Friend/Relative / /
------------------
--------------------------------------------------------------------------------
A.  ACCOUNT TYPE:
               ------------------------ Individual

               ------------------------ Joint
                                                        Distribution Option
               ------------------------ Corporation
                                                        / / Cash (Indicate
               ------------------------ Partnership
                                                           / / Mo.  / / Qtrly
               ------------------------ Other Legal Entity (Type)
               ------------------------
               ------------------------
                                                           / / Semi-Annual)
                                                        / / Reinvest
SIGNATORS:
------------------------------  ------------------------------
------------------------------  ------------------------------
--------------------------------------------------------------------------------
B.  SECURITIES REGISTRATION OF CUSTOMER
Name(s)                             DOB:                               Purchaser
                                    DOB:                             Joint Owner
--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------

Social Security No. (Individual, Joint Accounts,        Taxpayer ID No. (Trust, Estate, Pension Trust,
Custodial Accounts for Minors)                          Corporation, Partnership, etc.)

--------------------------------------------------------------------------------

C. SOURCES OF FUNDS FOR INVESTMENT
     A. / / Current Earnings    C. / / Gift or Inheritance           E. / / Death Benefit       G. / / Other Policy Proceeds
     B. / / Savings             D. / / Sale of Assets                F. / / Maturity Proceeds   H. / / ---------------------

--------------------------------------------------------------------------------
D. Is the Customer or proposed Customer employed by or associated with a member of the NASD or NYSE? / / Yes / / No
    If yes, provide the name, address and phone number of the firm:

    ----------------------------------------------------------------------------

What is Customer's occupation?
    ----------------------------------------------------------
Name and Address of Customer's Employer:

--------------------------------------------------------------------------------
E.  Does Customer have other securities holdings?:  / / Yes  / / No
      Types:  / / Stocks  / / Bonds  / / Mutual Funds  / / Variable
Products  / / Other
    Are they redeeming other mutual fund shares to make this purchase?  / /
Yes  / / No
--------------------------------------------------------------------------------
F.  PERTINENT ADDITIONAL INFORMATION (CHECK APPROPRIATE BOXES)

/ / Application Attached                                        / / Check Attached Payable To:
/ / Prototype Attached (IRA, TSA, Pension/Profit Sharing)  ----------------------------------------
/ / Letter of Intent Dated ------------ for $ ------------      / / Other ------------------------------------
/ / Signed Arbitration Agreement (reverse side.)
/ / Signed Statement of Refusal to Provide Financial Information, if applicable (reverse side.)

--------------------------------------------------------------------------------

Registered Representative's Name (print)                  Representative Social Security Number

Registered Representative Signature                       Date

--------------------------------------------------------------------------------

ACCEPTED:  Securities Management and Research, Inc.  By:
------------------------------------ Date:
------------------

                  PURCHASER SIGNATURE REQUIRED ON REVERSE SIDE

INVESTMENT SUITABILITY--TO BE COMPLETED BY REGISTERED REPRESENTATIVE AND INDIVIDUAL INVESTOR.

NASD rules require the Registered Representative to have reasonable grounds for believing that any sale is suitable for the customer. Therefore, Registered Representatives are required to make inquiries concerning the financial condition of a proposed purchaser (the "Purchaser") of securities. Purchasers are urged to supply such information so that the representative can make an informed judgment as to the suitability for a particular Purchaser of securities. However, Purchasers are not required to divulge such information. If the Purchaser chooses not to do so, the Purchaser must execute Statement of Refusal to Provide Financial Information below signifying his/ her refusal and acknowledge that the representative requested the suitability information.
1.  OCCUPATION _______________________ Phone No. Employer ______________________
    Name and Address of Employer _______________________________________________
    ____________________________________________________________________________

2.   TAX STATUS
     / / Single                      / / Head of Household      / / Married filing separate     / / Other -----------------
     / / Married filing joint        / / Corporation            return
     return or Qualifying widow(er)
         with dependent child
3.   MARITAL STATUS
     A. / / Married                  B. / / Single              C. / / Widowed
4.   DEPENDENTS
     A. / / Spouse                   B. / / Children: Ages -----------------                    C. / / Other -----------------
5.   PRIMARY PURPOSE OF INVESTMENT:
     INDIVIDUAL                                                 BUSINESS
     A. / / Education                D. / / Tax Shelter         A. / / Retirement Plan          D. / / Buy-Sell
     B. / / Savings                  E. / / Retirement          B. / / Key Man                  E. / / Depreciation Reserve
     C. / / Estate Plan              F. / / -------------       C. / / Deferred Compensation    F. / / -----------------
6.   INVESTMENT PROFILE
     1.   What is your current investment preference?
          / / High Growth Potential            / / Income and Growth Potential      / / Maximum Safety/Modest Return
     2.   What is your Risk comfort level?
          / / High                             / / Moderate                         / / Limited
     3.   What is your financial goal time horizon?
          / / 1-5 Years                        / / 5-10 Years                       / / 10 Years and Beyond
     4.   What is your age range?
          / / 21-40                            / / 41-59                            / / 60+
     5.   What is your tax bracket?
          / / 15%                              / / 28%                              / / 28%+

6.

7.   Are you responsible for the financial welfare of anyone other than your immediate family (i.e. alimony, child, or
     parental support, etc.)? / / Yes    / / No

--------------------------------------------------------------------------------

Estimated Annual Income      *Estimated Net Worth    Life Insurance Face Amount       Is the applicant a policyholder of
$                            $                       $                                American National?
                                                                                      / / Yes        / / No

--------------------------------------------------------------------------------
*Net Worth is exclusive of home, furnishings and automobile

--------------------------------------------------------------------------------

Purchaser Signature                                                  Joint Owner Signature

--------------------------------------------------------------------------------
FOR THE AMERICAN NATIONAL FUNDS GROUP AND SM&R CAPITAL FUNDS ONLY!

STATEMENT OF REFUSAL TO PROVIDE FINANCIAL INFORMATION (SIGNATURES REQUIRED ONLY IF INFORMATION NOT PROVIDED.)
I(we) fully understand that the Representative, acting on behalf of Securities Management and Research, Inc., has requested the above suitability information to determine whether my/our purchase of securities is an appropriate investment considering my/our financial condition. I(we) refuse to provide the requested information and by my/our signature(s) below agree not to seek recission of the policy or mutual fund investment or damages based on its unsuitability.

------------------------------------------------------------------   ----------------------------------------------------------
Signature of Purchaser                                               Signature Joint Owner (Must sign)

REPRESENTATIVE EXPLANATION OF CUSTOMERS REFUSAL TO PROVIDE INFORMATION ON THIS FORM.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      PURCHASERS AGREEMENT TO ARBITRATION
             THIS SECTION IS NOT APPLICABLE TO MISSOURI RESIDENTS!

  The following conditions are agreed to by all parties to this agreement.

1.  Arbitration is final and binding on the parties.

2. The parties are waiving their right to seek remedies in court, including the right to jury trial

3. Pre-arbitration discovery is generally more limited than and different from court proceedings

4. The arbitrators' award is not required to include factual findings or legal reasoning and any party's right to appeal or to seek modification of rulings by the arbitrators is strictly limited.

5. The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry

  By signature below, I(we) understand that I(we) have the right to any dispute between us arising under the federal securities laws to be resolved through litigation in the courts. In lieu of using the courts, I(we) may agree, after any such dispute has arisen, to settle it by arbitration before an appropriate group of arbitrators. However, I(we) understand that any other dispute between us arising out of any transaction or this agreement shall be settled by arbitration before the National Association of Securities Dealers, Inc., which must be commenced by a written notice of intent to arbitrate. Judgment upon any award rendered may be entered in any appropriate court.

  I(we) further understand that we may not bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against anyone who has initiated in court a putative class action; or who is a member of a putative class action until (a) the class certification is denied; or (2) the class is decertified; or (3) I(we) are excluded from the class by the court. Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this agreement except to the extent stated herein.

---------------------------------------------   ---------------------------------------------
Signature of Purchaser                          Signature Joint Owner (Must sign)

Form 8045
Rev. 4/96

INCOME FUND AND TRIFLEX FUND--Under the Income and Triflex Funds Advisory Agreements dated November 30, 1989, SM&R receives from each Fund an investment advisory fee computed by applying to the average daily net asset value of each Fund each month one-twelfth (1/12th) of the annual rate as follows:

     On the Portion of the Fund's         Basic Advisory
       Average Daily Net Assets          Fee Annual Rate
Not exceeding $100,000,000                  .750 of 1%
Exceeding $100,000,000 but not
 exceeding $200,000,000                     .625 of 1%
Exceeding $300,000,000                      .400 of 1%

  As compensation for its services, SM&R is paid an investment advisory fee, which is calculated as indicated above for each Fund. SM&R received total advisory fees from the Growth, Income and Triflex Funds for the fiscal year ended December 31, 1995 which represented .58%, .72%, and .55%, respectively of each Fund's average daily net assets. The ratio of total expenses to average net assets for each Fund for the same period are 0.98%, 1.12%, and 1.26%, respectively.

  The fees payable under each Fund's Advisory Agreement are higher than the fees paid by most other mutual funds.

  Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Funds may give consideration to sales of their shares as a factor in the selection of brokers and dealers to execute each Fund's portfolio transactions when it is believed by SM&R that this can be done without causing the Funds to pay more in brokerage commissions than they would otherwise.

ADMINISTRATIVE SERVICE AGREEMENTS
  The administrative service agreements with the Funds provide for payment of an administrative service fee to SM&R which is computed by applying to the average daily net asset value of each Fund each month one-twelfth of the annual rate as follows:

      On the Portion of of the           Administrative
        Fund's Average Daily           Service Fee Annual
             Net Assets                       Rate
Not exceeding $100,000,000                 .25 of 1%
Exceeding $100,000,000 but not
 exceeding $200,000,000                    .20 of 1%
Exceeding $200,000,000 but not
 exceeding $300,000,000                    .15 of 1%
Exceeding $300,000,000                     .10 of 1%

  SM&R has agreed in each Fund's administrative service agreement to pay (or to reimburse each Fund for) the Fund's expenses (including the advisory fee and administrative service fee, if any, paid to SM&R, but exclusive of interest, taxes, commissions and other expenses incidental to portfolio transactions) in excess of 1.25% per year of each Fund's average daily net assets. Such reimbursement obligation is more restrictive than required by California, the only state still having an expense reimbursement provision applicable to the Funds. (See "Administrative Service Agreement" in each Fund's Statement of Additional Information for the fees paid by the Funds thereunder.)

PURCHASE OF SHARES
  Shares of the Funds may be purchased from registered representatives of SM&R and certain other authorized broker-dealers. Such purchases will be at the offering price for such shares determined as provided under the caption "DETERMINATION OF OFFERING PRICE" in this Prospectus. A monthly confirmation will be sent to the investor. Initial and subsequent purchases are to be sent directly to SM&R at the following address:

   Securities Management and Research, Inc.,
    One Moody Plaza, 14th Floor
    Galveston, Texas 77550.

  Each Fund's shares of authorized capital stock are all common stock, are nonassessable and fully transferable, and each has one vote.

  Certificates are not normally issued for shares of the Funds in an effort to minimize the risk of loss or theft. However, purchases are confirmed to investors and credited to their accounts on the books maintained by SM&R and an investor has the same rights of share ownership as if certificates had been issued. Furthermore, a lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond is borne by the investor and can be 2% or more of the value of the lost, stolen or destroyed certificate.

OPENING AN ACCOUNT
  Initial  purchases  must include  a completed  Fund application  and completed
Investor Suitability Form. Special forms are required when establishing an IRA/SEP or 403(b) plan. Call Investor Services at (800) 231-4639 and request forms for establishing these plans.

SUBSEQUENT PURCHASES BY MAIL
  Investors must include their name, the account number and the name of the Fund being purchased. The investor can use the account identification form detached from the investor's confirmation statement.

PURCHASED BY WIRE
  To ensure proper crediting of the investment, an investor must have an executed Application and Investor Suitability Form on file with the transfer agent. The investor may then wire his investment using the following instructions:

   The Moody National Bank of Galveston
    2302 Postoffice Street
    Galveston, Texas 77550
    For the Account of Securities Management and Research, Inc.
    ABA 113100091, Wire Account #035 868 9
    FBO Name of Fund/Account Number
    Investor's Name

  If wires are received after 3:00 p.m. Central Time or during a bank holiday or SM&R business holiday, purchases will be made at the price determined on the next business day.

PURCHASE AMOUNTS
  The minimum initial purchase amount for each Fund is $100 and $20 for subsequent purchases (except certain systematic investment programs, see "SPECIAL PURCHASE PLANS" for additional information on reduction of the minimums). The Funds reserve the right to reject any purchase.

IMPORTANT: The Funds reserve the right to (1) refuse to open an account for any person failing to provide a taxpayer identification number, certified as correct and (2) close an account by redeeming its shares in full, at the then current net asset value upon receipt of notice from the IRS that the taxpayer identification number certified as correct by the shareholder is in fact incorrect.

WHEN ARE PURCHASES EFFECTIVE?
  Purchases received in proper form by SM&R prior to the close of the New York Stock Exchange (currently 3:00 p.m., Central Time) (the "Exchange") on any SM&R business day, or received prior thereto on any SM&R business day by a securities dealer having a dealer contract with SM&R and reported to SM&R prior to SM&R's close of business (currently 4:30 p.m., Central Time) on the same day, will be effective and executed at the applicable Offering Price determined at the close of the Exchange on that day. It is the responsibility of any such dealer, and not SM&R, to establish procedures to assure that purchases received before the close of the Exchange on an SM&R business day will be reported to SM&R before SM&R's close of business on that same day. Purchases received after the close of the Exchange, or customary national business holidays, or on an SM&R holiday will be effective upon and made at the Offering Price determined as of the close of the Exchange on SM&R's next business day such Exchange is open for trading.

  If payments for purchases are transmitted by bank wire to the Bank and reported to SM&R prior to the close of the Exchange on any SM&R business day, the investor will purchase at the Offering Price determined and become a shareholder as of the close of the Exchange on that same day. Purchases by wire payments reported by the Bank to SM&R after the close of the Exchange or on an SM&R holiday, will be effective on and made at the Offering Price determined on SM&R's next business day. Procedures for transmitting Federal Funds by wire are available at any national bank, or any state bank which is a member of the Federal Reserve System.

  SM&R's business holiday's are Good Friday, Labor Day, Thanksgiving Day and the Friday following Thanksgiving Day, two (2) days at Christmas and New Years Day. If Christmas Day is a weekday other than Monday, Christmas Day and Christmas Eve Day are business holidays. If Christmas Day is Monday, Christmas Day and the preceding Friday will be business holidays. If Christmas Day is a Saturday, the preceding Thursday and Friday will be business holidays. If Christmas Day is a Sunday, the preceding Friday and the following Monday will be business holidays. If New Years Day is a Saturday, the preceding Friday will be a business holiday. If New Years Day is a Sunday the following Monday will be a business holiday.

DETERMINATION OF OFFERING PRICE
  The offering price of each Fund's shares is determined once each day that such Funds net asset value is determined, by adding a sales charge (computed at the rates set forth in the applicable tables below) to the net asset value of the shares. Each Fund's net asset value per share is determined by dividing the market value of the securities owned by each Fund, plus any cash or other assets (including dividends accrued but not collected), less all liabilities (including accrued expenses but excluding capital and surplus), by the number of each Fund's shares outstanding. Net asset value is currently determined as of 3:00 p.m., Central Time on each business day and on any other day in which there is a sufficient degree of trading in each Fund's investment securities that the current net asset value of each Fund's shares might be materially affected by changes in the value of its portfolio of investment securities. Each Fund reserves the right to compute its net asset value at a different time, or to compute such value more after than once daily as provided in the Funds Group current prospectus.

  For a more complete description of the procedures involved in valuing various Fund assets, see "Offering Price" in the Growth, Income and Triflex Funds' Statements of Additional Information.

                                                                               Total Sales Charge
                                               -----------------------------------------------------------------------------------
                                                                                                         Dealer Concession as
            Amount of Investment                as a Percentage of         as a Percentage of               a Percentage of
              at Offering Price                   Offering Price           Net Amount Invested              Offering Price
---------------------------------------------  ---------------------  -----------------------------  -----------------------------
Less than $50,000                                         5.75%                       6.1%                          4.75%
$50,000 but less than $100,000                             4.5%                       4.7%                           4.0%
$100,000 but less than $250,000                            3.5%                       3.6%                           3.0%
$250,000 but less than $500,000                            2.5%                       2.6%                           2.0%
$500,000 and over*                                        None                       None                           None

  *In connection with purchases of $500,000 or more, SM&R may pay its representatives and broker-dealers, in quarterly installments, from its own profits and resources, a per annum percent of the amount invested as set forth as follows: Year 1 - 0.35% and Year 2 - 0.25%. In the third and subsequent years, SM&R may pay 0.075% per annum, in quarterly installments, to those representatives and broker-dealers with accounts totaling assets of $1 million or more.

  The  above breakpoints apply to  purchases made at one  time by the following:
(1) Any individual; (2) Any individual, his or her spouse, and trusts or custodial agreements for their minor children; (3) A trustee or fiduciary of a single trust estate or single fiduciary account; (4) Tax-exempt organizations specified in Sections 501(c)(3) or (13) of the Internal Revenue Code, or employees' trusts, pension, profit-sharing, or other employee benefit plans qualified under Section 401 of the Internal Revenue Code; and (5) Employees or employers on behalf of employees under any employee benefit plan not qualified under Section 401 of the Internal Revenue Code.
  Purchases  by  any "company"  or employee  benefit  plans not  qualified under
Section 401 of the Internal Revenue Code will qualify for the above quantity discounts only if the Fund will realize economies of scale in sales effort and sales related expenses as a result of the employer's or the plan's bearing the expense of any payroll deduction plan, making the Funds prospectus available to individual investors or employees, forwarding investments by such employees to the Funds, and the like.

THE EDUCATION FUNDING INVESTMENT ACCOUNT PROGRAM
  The following breakpoints apply to purchases made by individuals investing in the Funds through the use of The Education Funding Investment Account Program.

                                                                              Total Sales Charge
                                             -------------------------------------------------------------------------------------
                                                                                                       Dealer Concession as a
           Amount of Investment               as a Percentage of         as a Percentage of            Percentage of Offering
             as Offering Price                  Offering Price           Net Amount Invested                    Price
-------------------------------------------  ---------------------  -----------------------------  -------------------------------
Less than $100,000                                       4.5%                       4.7%                            4.0%
$100,000 but less than $250,000                          3.5%                       3.6%                            3.0%
$250,000 but less than $500,000                          2.5%                       2.6%                            2.0%
$500,000 and over*                                      None                       None                            None

  *In connection with purchases of $500,000 or more, SM&R may pay its representatives and broker-dealers, in quarterly installments, from its own profits and resources, a per annum percent of the amount invested as set forth as follows: Year 1 - 0.35% and Year 2 - 0.25%. In the third and subsequent years, SM&R may pay 0.075% per annum, in quarterly installments, to those representatives and broker-dealers with accounts totaling assets of $1 million or more.

  The Education Funding Investment Account Program is a service expressly created to help investors accumulate funds for their children's or grandchildren's college education. The maximum sales charge is 4.5% on the purchase of shares of the Funds. To participate in this special plan, investors must complete the special Education Funding Investment Account application designed specifically for the Program.

  All direct sales expenses, including the cost of prospectuses for prospective shareholders, are paid by SM&R, and no sales expense is borne by any of the Funds.

SPECIAL PURCHASE PLANS
  The Funds offer the following services to their shareholders to facilitate investment in the Funds. At this time, there is no charge to the shareholder for these services. For additional information contact your registered representative or SM&R. It is recommended that a shareholder considering any of the plans described below consult a tax advisor before beginning a plan.

RIGHT OF ACCUMULATION
  Dollar amount(s) of shares being purchased plus the current offering value of your combined holdings in the American National Funds Group, the American National Government Income Fund Series and the American National Tax Free Fund Series (the Government Income Fund Series, Tax Free Fund Series and the funds in the American National Funds Group, shall be collectively referred to herein as the "Group"). Shareholders must, at the time of purchase, give their representative or SM&R a list of other accounts maintained in the Group to qualify for this privilege. THERE IS NO RETROACTIVE REDUCTION OF THE SALES CHARGE FOR SHARES PREVIOUSLY PURCHASED.

  When necessary, SM&R has the right to require verification of holdings to be included in determining the applicable sales charge rate.

LETTER OF INTENT
  An investor may immediately qualify for a reduced sales charge on purchases of shares of the Group by completing the Letter of Intent section of the application. Under a Letter of Intent an investor expresses an intention to invest during the next 13 months a specified amount in the Group which, if made at one time, would qualify for a reduced sales charge. A minimum initial investment equal to ten percent (10%) of the amount necessary for the applicable reduced sales charge is required when a Letter of Intent is executed. Five percent (5%) of the total intended purchase amount will be held in escrow in shares of the Group registered in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. Shares held in escrow under a Letter of Intent are not subject to the exchange privilege until the Letter of Intent is completed or canceled. A Letter of Intent does not represent a binding obligation on the part of the investor to purchase or the Group to sell the full amount of shares specified. (See the Investor's Letter of Intent on the Application and "SPECIAL PURCHASE PLANS" in the Statement of Additional Information.)

GROUP SYSTEMATIC INVESTMENT PLAN
  A group of 5 or more employees may initially invest a minimum of $100 ($20 per individual) in the Funds followed by additional payments of at least $20 for each individual investing under a single payroll deduction plan. Any such plan may be terminated by SM&R or the Shareholder at any time upon sixty (60) days written notice.

PURCHASES AT NET ASSET VALUE
  After receipt of a written request by SM&R, no sales charge will be imposed on sales charge shares of the Group to: (a) present and retired directors, officers and full-time employees of the Group; (b) present and retired directors, officers, registered representatives and full-time employees of SM&R and their spouses; (c) present and retired officers, directors, insurance agents and full-time employees and their spouses of American National and its subsidiaries and its "affiliated persons", as defined in the Investment Company Act of 1940, and of any corporation or partnership for which any of American National's present directors serve as a director or partner, and their spouses; (d) present and retired partners and full-time employees of legal counsel to SM&R and officers and directors of any professional corporations which are partners of such legal counsel and their spouses; (e) any child, step-child, grandchild, parent, grandparent, brother or sister of any person named in (a), (b), (c) or
(d) above and their spouses; (f) any trust, pension, profit-sharing, IRA or other benefit plan for any of such persons mentioned in (a), (b), (c), (d), or
(e) above; (g) custodial accounts for minor children of such persons mentioned in (a), (b), (c), (d), or (e) pursuant to the Uniform Gifts to Minors or Uniform Transfers to Minors Acts; (h) persons who have received a distribution from a pension profit-sharing or other benefit plan to the extent such distribution represents the proceeds of a redemption of shares of any fund in the Group; (i) persons receiving rebated amounts through ANPAC's "Cash Back Program" to the extent the proceeds represent the amount of the rebate; (j) trust companies and bank trust departments for funds over which they exercise exlusive discretionary investment authority or they serve as a directed trustee and which are held in a fiduciary, agency, advisory, custodial or similar capacity; (k) accounts managed by Securities Management and Research, Inc.; (l) stockholders of American National Insurance Company;

(m) policyholders of American National subsidiaries who have entered into an NAV agreement with SM&R; (n) registered representatives and employees of securities dealers with whom SM&R has a selling agreement; and (o) officers, directors, trustees, employees and members of any non-profit business, trade, professional charitable, civic or similar associations and clubs with an active membership of at least 100 persons.

  Neither the Funds nor SM&R are responsible for determining whether or not a prospective investor qualifies under any of the above categories for receipt of net asset value. This determination is the sole responsibility of the prospective investor.

PRE-AUTHORIZED CHECK PLANS
  An investor may invest in shares of the Funds through a pre-authorized check plan ($20 or more). Such purchases are processed on or about the 7th and 21st of each month and each investor may invest in up to five different accounts in the Group on either date. Such purchases enable the investor to lower his or her average cost per share through the principle of "dollar cost averaging". (See "SPECIAL PURCHASE PLANS" in each Fund's Statement of Additional Information.)

WEALTH ACCUMULATION PLAN
  Shareholders having account balances of at least $5,000 in the SM&R Capital Funds American National Primary Fund Series ("Primary Series") may open a Wealth Accumulation Account, which will provide them with an automatic dollar cost averaging plan. Automatic monthly purchases of the shares of other funds in the American National Funds Group will be made by exchanges from the shareholder's Primary Series Wealth Accumulation Account. Purchases of the other funds must be at least $100 and, unless terminated by the shareholder, will continue as long as the balance of the Primary Series Wealth Accumulation Account is sufficient. Additional investments may be made to a Primary Series account designated as a Wealth Accumulation Account to extend the purchase period under the plan. However, if additional investments are received by SM&R less than fifteen (15) days prior to the 20th of the month, such investments will not be available for use under the Wealth Accumulation Account until the 20th of the following month. If the 20th of the month is an SM&R holiday, the purchase will be processed on the next business day.

  Purchases made will be subject to the applicable sales charge of the fund whose shares are being purchased. Changes in amounts to be purchased, the funds being purchased, and termination of a Wealth Accumulation Account will be made within five (5) business days after written instructions are received by SM&R in proper form (ie: signed by the owner(s) of record exactly as registered).

  Shareholders' rights to make additional investments in any of the American National Funds Group, to exchange shares within the American National Funds Group, and to redeem shares are not affected by a shareholder's participation in a Wealth Accumulation Plan. However, check writing privileges and expedited redemption by telephone are not available for the Primary Series accounts designated as a part of the Wealth Accumulation Plan.

EXCHANGE PRIVILEGE
  Shareholders of the American National Funds Group and the SM&R Capital Funds, Inc. may exchange between the Funds or series' without the payment of an exchange fee. However, because of the variable sales charges between the Funds or series', the following procedures have been adopted to treat all shareholders fairly.

  Shares held in accounts opened for more than one (1) year may be exchanged on the basis of their respective net asset values, without a sales charge. THIS PRIVILEGE IS ONLY AVAILABLE IN STATES WHERE THE VARIOUS MEMBERS OF THE GROUP ARE REGISTERED AND THE EXCHANGE MAY BE LEGALLY MADE.

  Shares of the Primary Series acquired through an exchange from one of the members of the two groups and all additional shares acquired through reinvested dividends on such exchanged shares may be RE-EXCHANGED for shares of the members of the two groups. RE-EXCHANGES may not be effected through the use of the Primary Series' check writing options (See "Check Writing Option").

  Shares of any Fund or Series in the two groups held in escrow under a Letter of Intent are not subject to the exchange privilege and will not be released unless the Letter of Intent balance invested during the period equals or exceeds the Letter of Intent amount or the shareholder requests, in writing that the Letter of Intent be canceled and adjustments made prior to the exchange.

  To effect an exchange or re-exchange (a) a prospectus must be provided to the investor covering the shares to be taken in exchange or re-exchange; (b) written authorization requesting the exchange or re-exchange and advising that such exchange or re-exchange is eligible for reduced or no sales charge must be received by SM&R; (c) an appropriate application must be completed if an account does not presently exist in the Fund or series shares are being exchanged or re-exchanged to; and (d) the amount being exchanged or re-exchanged must at least equal the minimum initial or subsequent investment amounts, whichever is applicable. SM&R reserves the right, upon sixty (60) days prior written notice, to restrict the frequency of or to otherwise modify, condition, terminate or impose additional charges upon the exchange privilege. Furthermore, the exchange or re-exchange of shares between a fund or a series in the groups may constitute a sale of shares which represents a taxable event.

  Any gain or loss realized on an exchange or re-exchange may have tax consequences, therefore an investor should consult a tax advisor for information on the tax treatment of exchanges.

RETIREMENT PLANS
  An account may be established in Individual Retirement Accounts (IRAs); Simplified Employee Pension Plans (SEPs); 403(b)(7) Custodial Accounts (TSAs) and corporate retirement plans. These plans allow you to shelter investment income from federal income tax while saving for retirement. The minimum initial purchase for the Funds is $100 (if investing by Pre-Authorized Check $20). SM&R acts as trustee or custodian for IRAs, SEPs and TSAs for the Funds. An annual custodial fee of $7.50 will be charged for any part of a calendar year in which an investor has an IRA, SEP or TSA in the Funds and will be automatically deducted from each account. Documents and forms containing detailed information regarding these plans are available from your representative or SM&R. An individual considering a retirement plan may also wish to consult with an attorney or tax advisor.

DIVIDENDS, CAPITAL GAINS AND FEDERAL TAXES
  The Income and Triflex Funds will pay dividends from investment income, if any, quarterly, during the months of March, June, September and December, and distribute capital gains, if any, in December. The Growth Fund will pay dividends from investment income, if any, semi-annually during the months of June and December and distribute capital gains, if any, in December. Dividends from net investment income may include net short-term capital gains, if any. Dividends and capital gains distributions may also be made at such other times as may be necessary to comply with the Internal Revenue Code of 1986, as amended from time to time (the "Code").

  Dividends and capital gains distributions will be automatically reinvested in shares at net asset value unless SM&R is instructed otherwise in writing. Dividends and capital gains declared in December to shareholders of record in December and paid the following January will be taxable to shareholders as if received in December.

  After a dividend or capital gains distribution is paid, each Fund's share price will drop by the amount of the dividend or distribution. Thus, a dividend or capital gains distribution paid shortly after purchasing shares would represent, in substance, a return of capital (to the extent it is paid on the shares purchased), even though subject to income taxes as discussed below. Shareholders and the IRS will be furnished an annual statement detailing federal tax information, including information relative to dividends and distributions paid to such shareholder during the preceding year.

INFORMATION COMMON TO THE FUNDS
  Each Fund has qualified and intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Code. Each Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in a timely manner, therefore, it is not expected that the Funds will be required to pay any federal income taxes.

  Each Fund intends to distribute substantially all of its ordinary income and net realized short-term and long-term capital gains, if any, before the end of the calendar year in accordance with minimum distribution requirements of the Code. In the event the Funds fail to do so, the Funds will be subject to a four percent (4%) excise tax on a portion of their undistributed income and capital gains.

  The Funds or the securities dealer effecting a redemption transaction is required to file an informational return (1099-B) with the Internal Revenue Service ("IRS") with respect to each sale of Funds shares by a shareholder. The year-end statement provided to each shareholder will serve as a substitute 1099-B for purposes of reporting any gain or loss on the tax return filed by the shareholder.

IRS WITHHOLDING INFORMATION--Each Fund and other payers are required, according to IRS regulations), to withhold 31% of redemption payments and reportable dividends paid to shareholders who have failed to provide a Fund with a TIN and a certification that he is not subject to backup withholding. You will be asked to certify on your account application or on a separate W-9 form that the tax identification number you provided is correct and that you are exempt from backup withholding for previous underreporting to the IRS.

  Retirement  plan  distributions   may  be  subject   to  federal  income   tax
withholding. Therefore, you should consult with your tax advisor prior to making withdrawals from your account.

  The foregoing description relates only to federal income tax consequences for shareholders who are U.S. citizens or corporations. You should consult your own tax advisor regarding state, local and other applicable tax laws. Information as to the federal tax status of distributions will be provided to shareholders annually.

NON-RESIDENT ALIENS--Shareholders who are classified as non-resident alien's for purposes of federal income taxation and do not furnish a valid and effective Form W-8 will be subject to backup withholding at a rate of 31% on dividends received from the Funds and on proceeds from redemptions of their shares. Form W-8 may be obtained from your local IRS office and remains in effect for three calendar years beginning in the calendar year in which it is received by the Fund. Regardless of whether a valid and effective Form W-8 is furnished, non-resident aliens may be subject to U.S. withholding taxes on their account unless such withholding taxes are reduced or eliminated under the terms of an applicable U.S. income tax treaty and the shareholder complies with all procedures for claiming the benefits of such a treaty. Non-resident shareholders should consult with their financial or tax advisors with respect to the specifications and applicability of this tax.

HOW TO REDEEM
  Shares of the Funds will be redeemed at the net asset value determined on the date the request is received in "Proper Form" as defined in "Proper Form" below, at no extra charge. A redemption request should be addressed to Securities Management and Research, Inc., One Moody Plaza, 14th Floor, Galveston, Texas 77550.

  If uncertain of the redemption requirements investors should call or write SM&R. Payment will be made as soon as practicable and normally within seven days after receipt of a redemption request in Proper Form.

  If the shares being redeemed were purchased by wire, certified check, money order, or other immediately available funds, redemption proceeds will be available immediately. For shares purchased by non-guaranteed funds (such as a personal check), the Funds reserve the right to hold the proceeds until such time as the Funds have received assurance that an investment check has cleared the bank on which it was drawn.

SYSTEMATIC WITHDRAWAL PLAN
  Each Fund has a "Systematic Withdrawal Plan" ("Withdrawal Account"), which permits shareholders having an account value of $5,000 or more to automatically withdraw a minimum of $50 monthly or each calendar quarter. The Funds and SM&R discourage shareholders from maintaining a Withdrawal Account while concurrently purchasing shares of the Funds because of the sales charge involved in additional purchases. Dividends and capital gains distributions will automatically be reinvested in additional shares at net asset value. As with other redemptions, a withdrawal payment is a sale for federal income tax purposes. The Systematic Withdrawal Plan will automatically terminate if all shares are liquidated or withdrawn from the account. Certificates are not issued for shares held in a withdrawal account and certificates held, if any, must be surrendered when shares are transferred to a Withdrawal Account. No account covered by a Letter of Intent can be changed to a Systematic Withdrawal Plan until such time as the Letter of Intent is fulfilled or terminated, nor can an account under a Systematic Withdrawal Plan be placed under a Letter of Intent.

REINVESTMENT PRIVILEGE
  Within ninety (90) days of a redemption (sixty (60) days for qualified plans), a shareholder may invest all or part of the redemption proceeds in shares of any of the Funds managed by SM&R at the net asset value next computed after receipt of the proceeds to be reinvested by SM&R. The shareholder must ask SM&R for this privilege at the time of reinvestment. Prior to reinvestment of redemption proceeds, a shareholder is encouraged to consult with his accountant or tax advisor to determine any possible tax ramifications of such a transaction. Each Fund managed by SM&R may amend, suspend, or cease offering this privilege at any time as to shares redeemed after the date of the amendment, suspension or cessation.

  For  further   information  about   the  "Systematic   Withdrawal  Plan"   and
"Reinvestment Privilege", contact a registered representative or SM&R.

  Any gain or loss on the redemption of the shares is recognized for income tax purposes, whether or not the proceeds are reinvested in accordance with this privilege, subject, however to the "wash sale" rule described under "Exchange Privilege" in the Statement of Additional Information.

"PROPER FORM"--means the request for redemption must include: 1) your share certificates, if issued; 2) your letter of instruction or a stock assignment specifying the Fund, account number, and number of shares or dollar amount to be redeemed. Both share certificates and stock powers, if any, must be endorsed and executed exactly as the Fund shares are registered. It is suggested that certificates be returned by certified mail for your protection; 3) any required signature guarantees (see "Signature Guarantees" below); and 4) other supporting legal documents, if required in the case of estates, trusts, guardianships, divorce, custodianships, corporations, partnerships, pension or profit sharing plans, retirement plans and other organizations.

  Please keep in mind that as a shareholder, it is your responsibility to ensure requests are submitted to the Funds' transfer agent in Proper Form for processing.

TEXAS OPTIONAL RETIREMENT PROGRAM
  Shares in an account established under the Texas Optional Retirement Program may not be redeemed unless satisfactory evidence is received by SM&R from the State that one of the following conditions exists: (1) death of the employee;
(2) termination of service with the employer; or (3) retirement of the employee.

SIGNATURE GUARANTEES
  This guarantee carries with it certain statutory warranties which are relied upon by the transfer agent. This guarantee is designed to protect the investor, the Fund, SM&R and its representatives through the signature verification of each investor wishing to redeem or exchange shares. Signature guarantees are required when: (1) the proceeds of the redemption exceed $25,000; (2) the proceeds (in any amount) are to be paid to someone OTHER THAN the registered owner(s) of the account; (3) the proceeds (in any amount) are to be sent to any address OTHER THAN the shareholder's address of record, pre-authorized bank account or exchanged to one of the other funds managed by SM&R; (4) in transactions involving share certificates, if the redemption proceeds are in excess of $25,000; or (5) the Fund or its transfer agent believes a signature would protect against potential claims based on the transfer instructions, including, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions, (c) the Fund or transfer agent have been notified of an adverse claim, (d) the instructions received by the Fund or transfer agent are given by an agent, not the actual registered owner, (e) it is determined that joint owners who are married to each other are separated or may be subject to divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association or other entity has not been established to the satisfaction of the Fund or transfer agent.

  Acceptable guarantees can be obtained from an "eligible guarantor institution" as defined in rules adopted by the Securities and Exchange Commission. Eligible guarantor institutions include banks, brokers, dealers, municipal securities dealers or brokers, government securities dealers or brokers, credit unions (if authorized under state law), national securities exchanges, registered securities associations and institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program or an SM&R representative who has executed an agreement and received authorization from SM&R. IMPORTANT: Witnessing or notarization is not sufficient.

REDEMPTION OF SMALL ACCOUNTS
  If your account balance falls below $100 as a result of redeeming shares, you will be notified that the value of your account is less than the required minimum indicated above and allowed given (60) days' to make an additional investment to increase the value of your account above the required minimum.

              ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 OF
                      AMERICAN NATIONAL GROWTH FUND, INC.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                   TOTAL RETURN
1986                                                                       10458
1987                                                                       11765
1988                                                                       12471
1989                                                                       15505
1990                                                                       15049
1991                                                                       20613
1992                                                                       20098
1993                                                                       21740
1994                                                                       22822
1995                                                                       28573
$28,573 Total Return
$24,084 Capital Appreciation Assuming Dividends Taken In Cash
$10,000 Purchase Price
$9,425 Net Amount Invested

                                                                   CAPITAL APPRECIATION ASSUMING DIVIDENDS TAKEN IN CASH
1986                                                                                                                 10334
1987                                                                                                                 11431
1988                                                                                                                 11845
1989                                                                                                                 14350
1990                                                                                                                 13636
1991                                                                                                                 18457
1992                                                                                                                 17702
1993                                                                                                                 18899
1994                                                                                                                 19558
1995                                                                                                                 24084
$28,573 Total Return
$24,084 Capital Appreciation Assuming Dividends Taken In Cash
$10,000 Purchase Price
$9,425 Net Amount Invested

SUMMARY OF RESULTS FOR CALENDAR YEAR

------------------------------------------------------------------------------------------------------------------------------
                               1986       1987       1988       1989       1990       1991       1992       1993       1994
------------------------------------------------------------------------------------------------------------------------------
Investment income dividends
paid and reinvested during
year                         $     126  $     200  $     282  $     385  $     325  $     220  $     318  $     270  $     319
Capital gains distributions
reinvested during year             908      1,826        874      2,240        324      1,058      1,454      3,001      2,463
Value of investment at year
end assuming reinvestment
of investment income
dividends and capital gains
distributions                   10,458     11,765     12,471     15,505     15,049     20,613     20,098     21,740     22,822
Value of investment at year
end assuming investment
income dividends taken in
cash                         $  10,334  $  11,431  $  11,845  $  14,350  $  13,636  $  18,457  $  17,702  $  18,899  $  19,558
PERCENTAGES
------------------------------------------------------------------------------------------------------------------------------
Income Return                     1.26%      1.91%      2.40%      3.08%      2.10%      1.46%      1.54%      1.35%      1.47%
Appreciation                      3.32%     10.59%      3.60%     21.25%     -5.04%     35.52%     -4.03%      6.82%      3.51%
                             -------------------------------------------------------------------------------------------------
Total Return                      4.58%     12.50%      6.00%     24.33%     -2.94%     36.98%     -2.49%      8.17%      4.98%
                             -------------------------------------------------------------------------------------------------
                             -------------------------------------------------------------------------------------------------
Sales Charge                      5.75%
Total Return
*(excluding sales charge)        10.97%

---------------------------
                               1995
---------------------------
Investment income dividends
paid and reinvested during
year                         $     450
Capital gains distributions
reinvested during year           1,938
Value of investment at year
end assuming reinvestment
of investment income
dividends and capital gains
distributions                   28,573
Value of investment at year
end assuming investment
income dividends taken in
cash                         $  24,084
PERCENTAGES
---------------------------
Income Return                     1.97%
Appreciation                     23.23%
Total Return                     25.20%
Sales Charge
Total Return
*(excluding sales charge)

  All performance figures are as of December 31 for the applicable year. Growth Fund's fiscal year was as of October 31 for 1986-1989.

                                                                    SUMMARY
                                                Original Investment.....................$10,000
                                                Dividends Paid and Reinvested............$2,895
                                                Capital Gains Paid and Reinvested.......$16,086
                                                Depreciation (Unrealized Capital
                                                Losses)..................................$(408)
                                                Total Value.............................$28,573

                ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
                     OF AMERICAN NATIONAL INCOME FUND, INC.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                   TOTAL RETURN
1986                                                                       10207
1987                                                                       10591
1988                                                                       11656
1989                                                                       14934
1990                                                                       15047
1991                                                                       19419
1992                                                                       20062
1993                                                                       22194
1994                                                                       22058
1995                                                                       28481
$28,481 Total Return
$20,502 Capital Appreciation Assuming Dividends Taken In Cash
$10,000 Purchase Price
$9,425 Net Amount Invested

                                                                   CAPITAL APPRECIATION ASSUMING DIVIDENDS TAKEN IN CASH
1986                                                                                                                  9844
1987                                                                                                                  9837
1988                                                                                                                 10434
1989                                                                                                                 12852
1990                                                                                                                 12412
1991                                                                                                                 15561
1992                                                                                                                 15698
1993                                                                                                                 16917
1994                                                                                                                 16339
1995                                                                                                                 20502
$28,481 Total Return
$20,502 Capital Appreciation Assuming Dividends Taken In Cash
$10,000 Purchase Price
$9,425 Net Amount Invested

SUMMARY OF RESULTS FOR CALENDAR YEAR

------------------------------------------------------------------------------------------------------------------------------
                               1986       1987       1988       1989       1990       1991       1992       1993       1994
------------------------------------------------------------------------------------------------------------------------------
Investment income dividends
paid and reinvested during
year                         $     366  $     426  $     420  $     536  $     610  $     503  $     454  $     548  $     629
Capital gains distributions
reinvested during year             967        287      1,249      1,115         55      1,043        912      1,987      2,117
Value of investment at year
end assuming reinvestment
of investment income
dividends and capital gains
distributions                   10,207     10,591     11,656     14,934     15,047     19,419     20,062     22,194     22,058
Value of investment at year
end assuming investment
income dividends taken in
cash                         $   9,844  $   9,837  $  10,434  $  12,852  $  12,412  $  15,561  $  15,698  $  16,917  $  16,339
PERCENTAGES
------------------------------------------------------------------------------------------------------------------------------
Income Return                     3.66%      4.17%      3.98%      4.59%      4.08%      3.34%      2.34%      2.73%      2.83%
Appreciation                     -1.59%     -0.40%      6.09%     23.53%     -3.33%     25.72%      0.98%      7.90%     -3.44%
                             -------------------------------------------------------------------------------------------------
Total Return                      2.07%      3.77%     10.07%     28.12%      0.75%     29.06%      3.32%     10.63%     -0.61%
                             -------------------------------------------------------------------------------------------------
                             -------------------------------------------------------------------------------------------------
Sales Charge                      5.75%
Total Return
*(excluding sales charge)         8.29%

---------------------------
                               1995
---------------------------
Investment income dividends
paid and reinvested during
year                         $     746
Capital gains distributions
reinvested during year           1,330
Value of investment at year
end assuming reinvestment
of investment income
dividends and capital gains
distributions                   28,481
Value of investment at year
end assuming investment
income dividends taken in
cash                         $  20,502
PERCENTAGES
---------------------------
Income Return                     3.38%
Appreciation                     25.74%
Total Return                     29.12%
Sales Charge
Total Return
*(excluding sales charge)

  All performance figures are as of December 31 for the applicable year. Income Fund's fiscal year was as of July 31 for 1986-1989.

                                                                    SUMMARY
                                                Original Investment.....................$10,000
                                                Dividends Paid and Reinvested............$5,238
                                                Capital Gains Paid and Reinvested.......$11,062
                                                Depreciation (Unrealized Capital
                                                Losses)..................................$2,181
                                                Total Value.............................$28,481

                ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
                             OF TRIFLEX FUND, INC.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                   TOTAL RETURN
1987                                                                        9599
1988                                                                       10596
1989                                                                       12043
1990                                                                       12209
1991                                                                       15204
1992                                                                       15659
1993                                                                       16647
1994                                                                       16895
1995                                                                       20662
$20,662 Total Return
$15,024 Capital Appreciation Assuming Dividends Taken In Cash
$10,000 Purchase Price
$9,425 Net Amount Invested

                                                                   CAPITAL APPRECIATION ASSUMING DIVIDENDS TAKEN IN CASH
1987                                                                                                                  9499
1988                                                                                                                  9925
1989                                                                                                                 10676
1990                                                                                                                 10290
1991                                                                                                                 12318
1992                                                                                                                 12492
1993                                                                                                                 12852
1994                                                                                                                 12662
1995                                                                                                                 15024
$20,662 Total Return
$15,024 Capital Appreciation Assuming Dividends Taken In Cash
$10,000 Purchase Price
$9,425 Net Amount Invested

SUMMARY OF RESULTS FOR CALENDAR YEAR

---------------------------------------------------------------------------------------------------------------------------
                                       1987       1988       1989       1990       1991       1992       1993       1994
---------------------------------------------------------------------------------------------------------------------------
Investment income dividends paid
and reinvested during year           $      99  $     565  $     632  $     589  $     548  $     334  $     411  $     497
Capital gains distributions
reinvested during year                     -0-        230        715         69        501        493      1,046        892
Value of investment at year end
assuming reinvestment of investment
income dividends and capital gains
distributions                            9,599     10,596     12,043     12,209     15,204     15,659     16,647     16,895
Value of investment at year end
assuming investment income
dividends taken in cash              $   9,499  $   9,925  $  10,676  $  10,290  $  12,318  $  12,492  $  12,852  $  12,662
PERCENTAGES
---------------------------------------------------------------------------------------------------------------------------
Income Return                             0.98%      5.88%      5.97%      4.90%      4.49%      2.20%      2.62%      2.94%
Appreciation                             -4.99%      4.50%      7.69%     -3.53%     20.04%       .80%      3.69%     -1.45%
                                     --------------------------------------------------------------------------------------
Total Return                             -4.01%     10.38%     13.66%      1.37%     24.53%      3.00%      6.31%      1.49%
                                     --------------------------------------------------------------------------------------
                                     --------------------------------------------------------------------------------------

-----------------------------------
                                       1995
-----------------------------------
Investment income dividends paid
and reinvested during year           $     582
Capital gains distributions
reinvested during year                     169
Value of investment at year end
assuming reinvestment of investment
income dividends and capital gains
distributions                           20,662
Value of investment at year end
assuming investment income
dividends taken in cash              $  15,024
PERCENTAGES
-----------------------------------
Income Return                             3.15%
Appreciation                             19.14%
Total Return                             22.29%

  All performance figures are as of December 31 for the applicable year. Triflex Fund's fiscal year was as of July 31 for 1987-1989.

                                                                    SUMMARY
                                                Original Investment.....................$10,000
                                                Dividends Paid and Reinvested............$4,257
                                                Capital Gains Paid and Reinvested........$4,115
                                                Depreciation (Unrealized Capital
                                                Losses)..................................$2,290
                                                Total Value.............................$20,662

--------------------------------------------------------------------------------

APPENDIX
(Description of Ratings Used in Prospectus)
--------------------------------------------------------------------------------

BOND RATINGS
  Description of Standard & Poor's Corporation's bond rating:

AAA Bonds rated "AAA" have the highest rating assigned by Standard & Poor's to debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.
A Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing cir-cumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
BB,B Bonds rated "BB,B" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  Description of Moody's Investor's Service, Inc.'s bond ratings:

AAA Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds be-cause margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.
A Bonds which are rated "A" possess many favorable investment attributes are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

PREFERRED STOCK RATING.
  Description of Standard & Poor's Corporation's preferred stock rating:

B Preferred stock rated "B" are regarded on balance, as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  Description of Moody's Investors Service, Inc.'s preferred stock rating:

B An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

FEDERAL FUNDS
  As used in this Prospectus and in each Fund's Statement of Additional Information, "Federal Funds" means a commercial bank's deposits in a Federal Reserve Bank which can be transferred from one member bank's account to that of another member bank on the same day. Federal Funds are considered to be immediately available funds.

PROSPECTUS

[American National Logo]

American
National
Funds
Group
// American National Growth Fund
// American National Income Fund
// Triflex Fund

Securities Management & Research, Inc.
One Moody Plaza
Galveston, TX 77550

BULK RATE
U.S. POSTAGE
PAID
PERMIT NO. 14
GALVESTON, TEXAS

                     STATEMENT OF ADDITIONAL INFORMATION

                           Dated April 1, 1996

------------------------------------------------------------------------------

                     AMERICAN NATIONAL INCOME FUND, INC.
                 (an income fund with appreciation secondary)

Mailing and Street Address:                  Telephone Number: (409) 763-8272
One Moody Plaza                                    Toll Free 1-(800) 231-4639
Galveston, Texas 77550
------------------------------------------------------------------------------

     This Statement of Additional Information is NOT a prospectus, but should be read in conjunction with the American National Funds Group Prospectus (the "Prospectus") dated April 1, 1996. A copy of the Prospectus may be obtained from your registered representative or Securities Management and Research, Inc. ("SM&R"), One Moody Plaza, Galveston, Texas 77550 (Telephone No. (409) 763-8272 or Toll Free 1-(800)-231-4639).

     ----------------------------------------------------------------------
          No dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information (and/or the Prospectus referred to above), and if given or made, such information or representations must not be relied upon as having been authorized by the Fund or SM&R. Neither the American National Funds Group Prospectus nor this Statement of Additional Information constitutes an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.
     ----------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
THE FUND.................................................................   2
INVESTMENT OBJECTIVE AND POLICIES........................................   2
MANAGEMENT OF THE FUND...................................................   3
POLICY ON PERSONAL INVESTING.............................................   5
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES......................   5
INVESTMENT ADVISORY AND OTHER SERVICES...................................   6
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION..........................   8
CAPITAL STOCK............................................................   9
PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED.............  10
SPECIAL PURCHASE PLANS...................................................  12
REDEMPTION...............................................................  14
TAX STATUS...............................................................  15
THE UNDERWRITER..........................................................  16
FINANCIAL STATEMENTS.....................................................  16
CUSTODIAN................................................................  17
COUNSEL AND AUDITORS.....................................................  17
TRANSFER AGENT AND DIVIDEND PAYING AGENT.................................  17
PERFORMANCE DATA.........................................................  17
COMPARISONS..............................................................  18
EXHIBIT "1" TO STATEMENT OF ADDITIONAL INFORMATION

THE FUND

     On August 23, 1989, the Board of Directors of the American National Income Fund, Inc. (the "Predecessor Fund"), a Texas corporation incorporated on July 15, 1969 caused the Fund to be incorporated under the laws of the State of Maryland. The purpose of forming the Fund was to permit the Predecessor Fund to change its domiciliary state from Texas to Maryland by merging into the Fund. On November 16, 1989, the Predecessor Fund's stockholders approved such merger and it was consummated on November 30, 1989. At that time, the Fund, as the survivor of the merger, succeeded to all of the assets and assumed all of the liabilities of the Predecessor Fund, which was then dissolved. The Predecessor Fund's investment objectives and policies and investment restrictions were unchanged and are now the Fund's investment objectives and policies and the Fund is now subject to such investment restrictions. Accordingly, and because the Fund is essentially the same as the Predecessor Fund, no distinction is made in this Prospectus between the two and, unless required by the context thereof, disclosures are made as though the change of domicile had not occurred.

     The Fund is a diversified open-end investment company commonly known as a mutual fund. A mutual fund is a company in which a number of persons invest in the securities of other companies. The Fund is an open-end investment company because it generally must redeem an investor's shares upon request. The Fund is a diversified investment company because it offers investors an opportunity to minimize the risk inherent in all investments in securities by spreading their investment over a number of companies in various industries. However, diversification cannot eliminate such risks.

INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT RESTRICTIONS

     The following investment restrictions and the policies stated above are deemed to be fundamental policies. They may be changed only by the vote of a "majority" of the Fund's outstanding shares, which as used herein, means the lesser of (i) 67% of the Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Fund's outstanding shares.

     The Fund does not:

     1.   Issue senior securities.
     2.   Make short sales of securities.
     3.   Purchase securities on margin.
     4.   Buy or sell real estate.
     5. Write or purchase from others put and call options or any combination thereof.
     6. Purchase or sell commodities or commodity contracts including future contracts.
     7. Invest in companies for the purpose of exercising management or control.
     8. Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate or real estate limited partnerships.
     9.   Engage in the underwriting of securities of other companies.
     10. Borrow money except from banks for temporary or emergency purposes, but not for investment purposes nor in any amount exceeding 5% of the value of its total assets.
     11. Make loans to other persons, except through the purchase of bonds, debentures, and other debt securities which are publicly distributed and customarily purchased by institutional investors.
     12.  Mortgage, pledge or hypothecate any of its assets.
     13. Purchase the securities of any one issuer (other than those issued or guaranteed by the U.S. Government), if immediately after and as a result of such purchase the market value of the Fund's holding in the securities of such issuer exceeds 5% of the market value of the Fund's total assets.
     14. Purchase the securities of an issuer if the purchase will cause the Fund to own more than 10% of the outstanding voting securities of the issuer.

     15. Concentrate its investments in any particular industry or groups of industries; however, it may invest up to 25% of the value of its total assets in the securities of issuers in any one industry.
          Utility companies, for example, such as gas, electric, water, and telephone companies will be considered as separate industries.
     16. Invest in securities of a company having a record of less than three years of continuous operation, including the operations of any predecessor company or enterprise to which the company has succeeded by merger, consolidation, reorganization or purchase of assets.
     17. Purchase or retain securities of any issuer if any officer or director of the Fund or SM&R owns more than 1/2 of 1% of the securities of such issuer and such officers or directors together own more than 5% of the securities of such issuer.
     18. Invest in securities of another investment company except pursuant to a plan of merger, consolidation or acquisition of assets approved by shareholders of the Fund.
     19. Invest in securities which have been acquired through private placement transactions ("restricted securities") or in real estate mortgage loans although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in real estate and/or real estate mortgages, provided such securities meet the criteria set forth in the Prospectus under "What Are The Funds Investment Objectives and Policies?".
     20. Invest in securities which are not readily marketable, such as restricted securities or foreign securities not listed on a recognized securities exchange.
     21. Any warrants purchased by the Fund must be marketable warrants and the Fund's investment in warrants, valued at the lower of cost or market, may not exceed 5% of the Fund's total assets. Not more than 2% of the Fund's total assets may be invested in warrants which are not listed on the New York or American Stock Exchange.
     22. Participate on a joint or a joint and several basis in any trading account in securities.

     Any investment policy or restriction which involves a maximum percentage of securities or assets, shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.


     Portfolio turnover is calculated by dividing the lesser of annual purchases or sales of portfolio securities by the monthly average of the value of the Fund's portfolio securities excluding securities whose maturities at the time of purchase are one year or less. A 100% portfolio turnover rate would occur, for example, if all of the Fund's portfolio securities were replaced within one year.


MANAGEMENT OF THE FUND

     The names, addresses, principal occupations, and other affiliations of the Fund's directors and executive officers are given below. Unless otherwise specifically noted, each has had the same or similar employment or position for at least the past five years and occupies the identical position with the American National Growth Fund, Inc., and the Triflex Fund, Inc., (hereinafter, sometimes collectively referred to as the "American National Funds Group" or the "American National Family of Funds").


(1)(2)RALPH S. CLIFFORD (715 24TH AVE., COURT, MOLINE, ILLINOIS), Director of the Fund; Retired attorney, Clifford, Clifford & Olson and Parsons & Clifford; Retired Director of Henry County Bank; Retired Director of Illini Beef Packers, Inc.; Retired Director of Industrial Relations of Deere & Company.


(2)PAUL D.CUMMINGS (3102 BELLAIRE DRIVE, OKLAHOMA CITY, OKLAHOMA), Director of the Fund; Retired President and Director of Globe Life and Accident Insurance Company.

(1)JACK T. CURRIE (515 POST OAK BOULEVARD, SUITE 750, HOUSTON, TEXAS), Director of the Fund; Personal Investments; Director of American Indemnity Financial Corporation, holding company for casualty insurance company; Director of Stewart & Stevenson Services, Inc., designs and constructs power generating systems.


* MICHAEL W. McCROSKEY (ONE MOODY PLAZA, GALVESTON, TEXAS 77550), President and Director of the Fund; President, Chief Executive Officer and member of the Executive Committee of SM&R; President and Director of the SM&R Capital Funds, Inc.; President and Director of the American National Investment Accounts, Inc.; Executive Vice President, American National; Vice President of Standard Life and Accident Insurance Company; Assistant Secretary of American National Life Insurance Company of Texas, life, health and accident insurance companies in the American National Family of Companies; Vice President, Garden State Life Insurance Company; Director, ANREM Corporation; President, ANTAC Corporation, 1994 to present.


(1)IRA W. PAINTON, C.L.U. (12004 DAHOON DRIVE, OKLAHOMA CITY, OKLAHOMA), Chairman of the Board and Director of the Fund; Retired President of the Fund and the other American National Funds; Retired President and Director of SM&R.

(2)DONALD P. STEVENS (13105 JOHN REYNOLDS DRIVE, GALVESTON, TEXAS), Director of the Fund; Assistant to the President for Governmental Relations of The University of Texas Medical Branch, a medical school and hospital system; Vice President of Jamail Galveston Foundation.


*STEVEN H. STUBBS, C.F.A. (2885 DOMINIQUE DR., GALVESTON, TEXAS), Director of the Fund; Former President and Chief Executive Officer of The Westcap Corporation; and Former President and Chief Executive Officer of SM&R and the Fund.


DAVID ZIMANSKY  (ONE MOODY PLAZA, GALVESTON, TEXAS), Vice President and
      Portfolio Manager of the Fund; Former, Vice President, convertible arbitrage, Shearson Lehman Hutton, New York, N.Y.

EMERSON V. UNGER, C.L.U. (ONE MOODY PLAZA, GALVESTON, TEXAS), Vice President of the Fund and SM&R; Vice President of the American National Investment Accounts, Inc. and SM&R Capital Funds, Inc.

BRENDA T. KOELEMAY  (ONE MOODY PLAZA, GALVESTON, TEXAS), Vice President and
      Treasurer of the Fund and SM&R; Vice President and Treasurer of the American National Investment Accounts, Inc. and SM&R Capital Funds, Inc.; Senior Manager, KPMG Peat Marwick, July 1980 to April 1992.

TERESA E. AXELSON  (ONE MOODY PLAZA, GALVESTON, TEXAS), Vice President and
      Secretary of the Fund and SM&R; Vice President and Secretary of the American National Investment Accounts, Inc. and SM&R Capital Funds, Inc.


*    "Interested persons" as defined by the Investment Company Act of 1940.
(1)  Member of the Fund's nominating committee.
(2)  Member of the Fund's audit committee.

     Officers and directors of the Fund affiliated with SM&R may receive indirect compensation from the Fund to the extent of underwriting commissions and investment advisory and service fees paid to SM&R.


     By resolution of the Board of Directors, the Fund pays the fees and expenses of only those directors who are not officers or employees of SM&R or the Fund. During the fiscal year ended December 31, 1995, the Fund paid $19,231 to such directors for fees and expenses in attending meetings of the Board of Directors.

Remuneration of Directors


     Each director is reimbursed for expenses incurred in connection with each meeting of the Board of Directors or any Committee attended. Each director receives a fee, allocated among the American National Funds for which he serves as a director, which consists of an annual retainer component and a meeting fee component. Set forth below is information regarding compensation paid or accrued during the fiscal year ended December 31, 1995 for each director of the Fund.



                         AGGREGATE COMPENSATION   TOTAL COMPENSATION FROM ALL
         DIRECTOR             FROM FUND              AMERICAN NATIONAL FUNDS
     -----------------   ----------------------   ----------------------------
     Ralph S. Clifford         $3,162                      $ 9,485
     Paul D. Cummings          $2,945                      $ 8,836
     Jack T. Currie            $2,833                      $ 8,500
     Michael W. McCroskey        --                           --
     Ira W. Painton            $4,102                      $12,305
     Donald P. Stevens         $2,933                      $ 8,800
     Steven H. Stubbs          $2,833                      $ 8,500


POLICY REGARDING PERSONAL INVESTING

     The following policies have been made a part of the Fund's Code of
Ethics.  Personal Investing by Portfolio Managers   A portfolio manager must
use extreme care to avoid even the appearance of a conflict of interest in trading in any personal account (or an account in which he has a beneficial interest). Accordingly, a portfolio manager may not trade in (or otherwise acquire) any security for his personal account if that same security is held in, or is being considered as a potential acquisition by, any of the Funds. Any beneficial interest in a security held by a portfolio manager must be sold at least 24 hours prior to any investment by the Funds. The following exceptions apply:

     1. Any beneficial interest in a security owned at the time of employment may be held or traded at any time other than within 24 hours of a trade in the Funds for the same or related security. Dividends in that security may be re-invested in accordance with a formal plan offered by the issuer.

     2. Any beneficial interest in a security acquired by devise or bequeath may be held or traded at any time other than within 24 hours of a trade in the Funds for the same or related security.

     3. Any beneficial interest in a security issued by the Government or any Agency of the United States, a State, or any political subdivision thereof may be traded or held.

     4. Any beneficial interest in a security for which a written approval is first obtained from the President & CEO may be traded or held.

PERSONAL INVESTING BY OTHER SM&R OFFICERS AND EMPLOYEES:

     Officers and employees of the Company other than portfolio managers may trade in (or otherwise acquire) or hold any security for his own account (or an account in which he has beneficial interest). However, the trade must not occur within 24 hours of a trade in the Funds for the same or related security.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     The officers and directors of the Income Fund as a group owned .59% of the outstanding shares of the Income Fund as of February 29, 1996.

INVESTMENT ADVISORY AND OTHER SERVICES

CONTROL AND MANAGEMENT OF SM&R

     SM&R has been the investment adviser, manager and underwriter of the Fund since the Fund began business in 1969. SM&R acts pursuant to a written agreement periodically approved by the directors or shareholders of the Fund. SM&R is also the investment adviser, manager and underwriter of the other Funds in the American National Funds Group, the American National Investment Accounts, Inc., and the SM&R Capital Funds, Inc. SM&R's address is that of the Fund.

     SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"), a Texas life insurance company with its principal offices in Galveston, Texas. The Moody Foundation (the "Foundation"), a charitable foundation established for charitable and educational purposes, owns approximately 23.7% of American National's common stock and the Libbie
S. Moody Trust, a private trust, owns approximately 37.6% of such shares.
The trustees of the Moody Foundation are Robert L. Moody ("RLM"), Chairman of the Board of Directors of American National, Frances Moody Newman and Ross R. Moody.

     The Moody National Bank of Galveston (the "Bank") is trustee of the Libbie S. Moody Trust. RLM is Chairman of the Board and President, Chief Executive Officer of the Bank, President and Director of Moody Bancshares, Inc. ("Bancshares"), the sole shareholder of Moody Bank Holding Company, Inc. ("MBHC"), and President and Director of MBHC, the Bank's controlling stockholder. The Three R Trusts, trusts established by RLM for the benefit of his children, owns 100% of Bancshares' Class B stock (which elects a majority of Bancshares' and MBHC's directors) and 47.5% of its Class A Stock. The trustee of the Three R Trusts is Irwin M. Herz, Jr., who is also a director of American National and a partner in Greer, Herz & Adams, L.L.P., 18th Floor, One Moody Plaza, Galveston, Texas, General Counsel to American National, the Bank, Bancshares, MBHC, the Fund, the other American National Funds, the American National Investment Accounts, Inc., the SM&R Capital Funds, Inc., and SM&R.

     Michael W. McCroskey, President of the Fund, is also President, Chief Executive Officer, director and a member of the executive committee of SM&R, and President and director of the other members of the American National Funds Group, the American National Investment Accounts, Inc. and the SM&R Capital Funds, Inc.; Gordon D. Dixon, Senior Vice President, Chief Investment Officer and a member of the investment committees of SM&R and Vice President, Portfolio Manager of the American National Investment Accounts, Inc. - Growth Portfolio; Emerson V. Unger, Vice President of the Fund, is also Vice President of SM&R and Vice President of the other members of the American National Funds Group, the American National Investment Accounts, Inc. and the SM&R Capital Funds, Inc.; Teresa E. Axelson, Vice President and Secretary of the Fund and the other members of the American National Funds Group, is also Vice President and Secretary of SM&R, the American National Investment Accounts, Inc. and the SM&R Capital Fund, Inc.; and Brenda T. Koelemay, Vice President and Treasurer of the Fund, is also Vice President and Treasurer of SM&R, the other members of the American National Funds Group, the American National Investment Accounts, Inc. and the SM&R Capital Funds, Inc.

INVESTMENT ADVISORY AGREEMENT

     Under an Investment Advisory Agreement (the "Advisory Agreement") between the Fund and SM&R dated November 30, 1989, SM&R acts as investment adviser for and provides certain investment-related administrative services to the Fund.

     As investment adviser, SM&R manages the investment and reinvestment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. SM&R provides and evaluates economic, statistical and financial information to formulate and implement Fund investment programs. All investments are reviewed quarterly by the Fund's Board of Directors to determine whether or not such investments are within the policies, objectives and restrictions of the Fund.

     Under the Advisory Agreement, SM&R receives from the Fund an investment advisory fee for acting as investment adviser computed by applying to the average daily net asset value of the Fund each month one-twelfth of the annual rate as follows:


                    ON THE PORTION OF THE FUND'S             BASIC ADVISORY
                      AVERAGE DAILY NET ASSETS               FEE ANNUAL RATE
                    ----------------------------             ---------------
     Not exceeding $100,000,000                                 .750 of 1%
     Exceeding $100,000,000 but not exceeding $200,000,000      .625 of 1%
     Exceeding $200,000,000 but not exceeding $300,000,000      .500 of 1%
     Exceeding $300,000,000                                     .400 of 1%

     This fee is higher than the fee paid by most other mutual funds.

     The average daily net asset value of the Fund shall be computed by adding the net asset values computed by SM&R each day during the month and dividing the resulting total by the number of days in the month. The net asset value per share of Fund shares shall be determined each day by adding the market value of its portfolio securities and other assets, subtracting liabilities and dividing the result by the number of Fund shares outstanding. Expenses and fees of the Fund, including the advisory and administrative service fee, will be accrued daily and taken into account in determining net asset value. The portfolio securities of the Fund will be valued as of the close of trading on each day when the New York Stock Exchange is open for trading. Securities listed on national securities exchanges will be valued at the last sales price on such day, or if there is no sale, then at the closing bid price therefor on such day on such exchange. The value of unlisted securities will be determined on the basis of the latest bid prices therefor on such day. If no quotations are available for a security or other property, it will be valued at fair value as determined in good faith by SM&R on a consistent basis.


     For the fiscal years ended December 31, 1993, 1994, and 1995, SM&R accrued investment advisory fees from the Fund of $854,021, $860,027, and $927,331, respectively. The net assets of the Fund were $141,058,032 as of December 31, 1995.

     The Advisory Agreement was effective on November 30, 1989 and will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund, and, in either case, by the specific approval of a majority of directors who are not parties to the Advisory Agreement or not "interested" persons (as defined in the Investment Company Act of 1940, as amended) of any such parties, cast in person at a meeting called for the purpose of voting on such approval. Absent proposed changes, it is the policy of Fund management to submit continuation of the Advisory Agreement annually only to the Fund's Board of Directors for their approval or disapproval. The Advisory Agreement was approved by the Board of Directors on July 20, 1995, and by the Fund's shareholders on November 16, 1989. The Advisory Agreement may be terminated without penalty by vote of the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Fund, or by SM&R, upon sixty (60) days' written notice and will automatically terminate if assigned.


     As used herein, the term "majority" when referring to approval to be obtained from shareholders means the vote of the lesser of (1) 67% of the Fund's shares present at a meeting if the owners of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the Fund's outstanding shares.

ADMINISTRATIVE SERVICE AGREEMENT

     Under an Administrative Service Agreement between the Fund and SM&R dated November 30, 1989, SM&R acts as transfer agent and provides all management, operational and executive services to the Fund. SM&R pays the salaries of all officers and employees administering the Fund's affairs and maintains office facilities, furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping, transfer agency services, dividend disbursements and certain other services required by the Fund. The Fund has agreed to pay other expenses incurred in the operation of the Fund, such as interest, taxes, commissions and other expenses incidental to portfolio transactions, Securities and Exchange Commission fees, fees of the Custodian (See "CUSTODIAN" herein), auditing and legal expenses, fees and expenses of qualifying Fund shares for sale and maintaining such qualifications under the various state securities laws where Fund shares are offered for sale, fees and expenses of directors not affiliated with SM&R, costs of maintaining corporate existence, costs of printing and mailing prospectuses and shareholder reports to existing shareholders and expenses of shareholders' meetings.


     SM&R has agreed in its Administrative Service Agreement with the Fund to pay (or to reimburse the Fund for) the Fund's expenses of any kind, exclusive of interest, taxes, commissions and other expenses incidental to portfolio transactions (and, with the prior approval of any state securities commissioner deemed by the Fund's counsel to be required by law, extraordinary expenses beyond SM&R's control), but including the advisory fee, in excess of 1.25% per year of the Fund's average daily net assets. Such reimbursements, when required, will be made monthly. Such reimbursement obligation is more restrictive than required by California, the only state still having an expense reimbursement provision applicable to the Fund. No reimbursement to the Fund under the 1.25% expense limitation was required for the fiscal years ended December 31, 1993, 1994, and 1995.


     Under the Administrative Service Agreement, SM&R receives from the Fund a service fee for providing administrative services. The fee is computed by applying to the average daily net asset value of the Fund each month one-twelfth of the annual rate as follows:

                                                             ADMINISTRATIVE
                   ON THE PORTION OF THE FUND'S             SERVICE FEE ANNUAL
                     AVERAGE DAILY NET ASSETS                     RATE
                   ----------------------------             ------------------
     Not exceeding $100,000,000                                  .25 of 1%
     Exceeding $100,000,000 but not exceeding $200,000,000       .20 of 1%
     Exceeding $200,000,000 but not exceeding $300,000,000       .15 of 1%
     Exceeding $300,000,000                                      .10 of 1%

     The administrative service fee is payable to SM&R whether or not the actual expenses to SM&R for providing administrative services is more or less than the amount of such fee.


     For the fiscal years ended December 31, 1993, 1994, and 1995, SM&R received Administrative Service fees pursuant to the Administrative Service Agreement. During such periods, SM&R received administrative service fees from the Fund of $283,313, $285,208, and $306,746, respectively.


PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     SM&R, which supervises the Fund's investments, is responsible for effecting portfolio transactions through eligible securities brokers and dealers, subject to the general supervision of the Fund's Board of Directors. Investment decisions are made by an Investment Committee of SM&R, and orders are placed by persons supervised by that committee.

     There is no arrangement or intention to place orders with any specific broker or group of brokers. The paramount factors considered by SM&R in placing orders are efficiency in the execution of orders and obtaining the most favorable prices for the Fund in both purchases and sales of portfolio securities. In seeking the best prices and executions, purchases and sales of securities which are not listed or traded on a securities exchange are generally executed with a principal market maker acting as principal. SM&R evaluates the brokerage fees paid by the Fund to any affiliated person by comparing such fees to those paid by other investment companies for similar transactions as reported in various industry surveys.

     Whenever the primary consideration of best price and best execution is met to the satisfaction of SM&R, the brokers and dealers selected will include those who provide supplementary statistical and research services. Such research services include advice as to the advisability of investing in, purchasing or selling securities, as well as analyses and reports concerning securities, economic factors and trends. While SM&R is able to fulfill its obligation to the Fund without such information, its expenses might be materially increased if it had to obtain and assemble such information through its staff. However, the value of such information is not determinable. SM&R also uses such information when rendering investment advisory services to the other American National Funds, the American National Investment Accounts, Inc., the SM&R Capital Funds, Inc., and to American National and its other accounts. SM&R will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer. Generally, the Fund pays higher than the lowest commission rates available.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, and subject to seeking the best price and execution, the Fund may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.


     Brokerage fees paid by the Fund on the purchase and sale of portfolio securities for the fiscal years ended December 31, 1993, 1994, and 1995, amounted to approximately $322,000, $160,000, and $165,000, respectively. Portfolio turnover rates for these periods were 71%, 52%, and 44%, respectively. No brokerage commissions have been paid during the Fund's three most recent periods to any broker which is an affiliated person of the Fund, which is an affiliated person of a broker which is an affiliated person of the Fund or an affiliated person of which is an affiliated person of the Fund or SM&R.


     The other members of the American National Funds Group, the American National Investment Accounts, Inc., and the SM&R Capital Funds, Inc., for which SM&R is also investment adviser, may own securities of the same companies from time to time. However, the Fund's portfolio security transactions will be conducted independently, except when decisions are made to purchase or sell portfolio securities of the Fund, the other American National Funds, the American National Investment Accounts, Inc., and the SM&R Capital Funds, Inc., simultaneously. In such event, the transactions will be averaged as to price and allocated as to amount (according to the proportionate share of the total combined commitment) in accordance with the daily purchase or sale orders actually executed.

     The Fund's Board of Directors has determined that such ability to effect simultaneous transactions may be in the best interests of the Fund. It is recognized that in some cases these practices could have a detrimental effect upon the price and volume of securities being bought and sold by the Fund, while in other cases these practices could produce better executions.

CAPITAL STOCK

     The Fund's authorized capital stock consists of 50,000,000 common shares with a par value of $1.00 each. All shares are equal with respect to distributions from income and capital gains. There are no conversion, pre-emptive or other subscription rights. In the event of liquidation, each share is entitled to an equal portion of all the Fund's assets after all debts and expenses have been paid.

     Each share is entitled to one vote, and the Fund's shares have non-cumulative voting rights with respect to election of directors. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they so choose, and in such event, holders of the remaining shares will not be able to elect any directors.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

PURCHASING SHARES

     Shares of the Fund may be purchased at a public offering price which is based on the net asset value of each share of the Fund next determined plus a sales charge. Shares may be purchased through agents of American National who are also registered representatives of SM&R, or through authorized investment dealers. Remittances for additional investments may be submitted directly to SM&R. Except for certain systematic investment programs (see "SPECIAL PURCHASE PLANS" herein), the minimum initial investment is $100 and additional shares may be purchased through investment of $20 or more at any time thereafter.

     In the interest of economy, certificates representing shares purchased are not ordinarily issued. Most investors do not choose to receive certificates for their shares as this eliminates the problem of safekeeping and facilitates redemptions and transfers. However, a confirmation will be sent to the investor promptly after each share purchase. The investor will have the same ownership rights with respect to shares purchased as if certificates had been issued. Investors may receive a certificate representing shares by making written request to SM&R. If a certificate is requested, it will normally be forwarded to the investor within 14 days after receipt of the request. SM&R reserves the right to charge a small administrative fee for issuance of any certificates. Certificates will not be issued for fractional shares (although fractional shares remain in your account on the books of the Fund).

DETERMINATION OF NET ASSET VALUE

     The net asset value per share of Fund shares is determined by adding the market value of its portfolio securities and other assets, subtracting liabilities, and dividing the result by the number of the Fund shares outstanding. Expenses and fees of the Fund, including the advisory fee and the expense limitation reimbursement, if any, are accrued daily and taken into account in determining net asset value. The portfolio securities of the Fund are valued as of the close of trading on each day when the New York Stock Exchange is open for trading other than SM&R's business holidays described below. Securities listed on national securities exchanges are valued at the last sales price on such day, or if there is no sale, then at the closing bid price therefor on such day on such exchange. The value of unlisted securities is determined on the basis of the latest bid prices therefor on such day. If no quotations are available for a security or other property, it is valued at fair value as determined in good faith by the Board of Directors of the Fund on a consistent basis.

     SM&R's business holidays are Good Friday, Labor Day, Thanksgiving Day and the Friday following Thanksgiving Day, two business days at Christmas and New Years Day. If Christmas Day is a weekday other than Monday, Christmas Day and Christmas Eve Day are business holidays. If Christmas Day is a Monday, Christmas Day and the preceding Friday will be business holidays. If Christmas Day is a Saturday, the preceding Thursday and Friday will be business holidays. If Christmas Day is a Sunday, the preceding Friday and following Monday will be business holidays. If New Years Day is a Saturday, the preceding Friday will be a business holiday. If New Years Day is a Sunday the following Monday will be a business holiday.

OFFERING PRICE

     Full and fractional shares are purchased at the offering price, which is the net asset value next determined after receipt of a purchase plus the sales charge. The sales charge is a percentage of the net asset value per share and will vary as shown below. Purchases received by SM&R at its office in Galveston, Texas prior to 3:00 p.m., Central Time, will be executed at the applicable offering price determined on that day. Purchases received thereafter will be executed at the offering price determined on the next business day.

     The offering price is the net asset value per share plus a sales charge computed at the rates set forth in the following table:

                                                    TOTAL SALES CHARGE
                            --------------------------------------------------------------------
 AMOUNT OF INVESTMENT        AS A PERCENTAGE        AS A PERCENTAGE       DEALER CONCESSION AS A
  AT OFFERING PRICE         OF OFFERING PRICE        OF NET AMOUNT        PERCENTAGE OF OFFERING
                                                       INVESTED                    PRICE
------------------------------------------------------------------------------------------------
 Less than $50,000                  5.75%                 6.1%                     4.75%
 $50,000 but less than              4.5%                  4.7%                     4.0%
 $100,000
 $100,000 but less than             3.5%                  3.6%                     3.0%
 $250,000
 $250,000 but less than             2.5%                  2.6%                     2.0%
 $500,000
 $500,000 and over*                 None                  None                     None
------------------------------------------------------------------------------------------------



*In connection with purchases of $500,000 or more, SM&R may pay its representatives and broker-dealers, in quarterly installments, from its own profits and resources, a per annum percent of the amount invested as follows:
Year 1 - 0.35% and Year 2 - 0.25% for the Growth Fund, Income Fund and Triflex Fund, respectively. In the third and subsequent years, SM&R may pay 0.075% per annum, in quarterly installments, to those representatives and broker-dealers with accounts totaling assets of $1 million or more.

     The following is an illustration of the calculation of the net asset value and offering price per share at December 31, 1995:

     Net Assets ($141,058,032) = Net Asset Value Per Share ($22.59)
     -------------------------
     Shares outstanding (6,244,669)
                         ---------

     To obtain the public offering price per share, the Fund's 5.75% sales charge as of December 31, 1995 must be added to the net asset value obtained above:

      $22.59 = Public Offering Price Per Share ($23.97)
      ------
      .9425


REDUCED SALES CHARGE


     The reduced sales charge rates set forth in the table above apply to purchases of shares of the Fund, either singly or in combination with purchases of shares of the American National Growth Fund, Inc. (the "Growth Fund"), the Triflex Fund, Inc. (the "Triflex Fund"), the American National Government Income Series (the "Government Income Series"), and the American National Tax Free Fund Series (the "Tax Free Series")of the SM&R Capital Funds, Inc. at the respective sales charges applicable to each, made at one time by: (1) Any individual; (2) Any individual, his or her spouse, and trusts or custodial agreements for their minor children; (3) A trustee or fiduciary of a single trust estate or single fiduciary account; (4) Tax-exempt organizations specified in Sections 501(c)(3) or (13) of the Internal Revenue Code, or employees' trusts, pension, profit-sharing, or other employee benefit plans qualified under Section 401 of the Internal Revenue Code; and (5) Employees or employers on behalf of employees under any employee benefit plan not qualified under Section 401 of the Internal Revenue Code.


     Purchases by any "company" or employee benefit plans not qualified under
Section 401 of the Internal Revenue Code will qualify for the above quantity discounts only if the Fund will realize economies of scale in sales effort and sales related expenses as a result of the employer's or the plan's bearing the expense of any payroll deduction plan, making the Fund's prospectus available to individual investors or employees, forwarding investments by such employees to the Fund, and the like.

     The rates set forth above are applicable to single, lump sum purchases made under the provisions of the preceding paragraphs 1, 2 and 3 and to qualified investments under a "Letter of Intent" or under the "Accumulation Privilege" as described below.


THE EDUCATION FUNDING INVESTMENT ACCOUNT PROGRAM

     The following breakpoints apply to purchases made by individuals investing in the Funds through the use of The Education Funding Investment Account Program.

                                                  TOTAL SALES CHARGE
                            -------------------------------------------------------------
 AMOUNT OF INVESTMENT       AS A PERCENTAGE      AS A PERCENTAGE       DEALER CONCESSION
   AT OFFERING PRICE          OF OFFERING         OF NET AMOUNT        AS A PERCENTAGE OF
                                 PRICE              INVESTED             OFFERING PRICE
-----------------------------------------------------------------------------------------
 Less than $100,000               4.5%                4.7%                     4.0%
 $100,000 but less                3.5%                3.6%                     3.0%
 than $250,000
 $250,000 but less                2.5%                2.6%                     2.0%
 than $500,000
 $500,000 and over*               None               None                      None
-----------------------------------------------------------------------------------------


*In connection with purchases of $500,000 or more, SM&R may pay its representatives and broker-dealers, in quarterly installments, from its own profits and resources, a per annum percent of the amount invested as set forth as follows: Year 1 - 0.35% and Year 2 - 0.25%. In the third and subsequent years, SM&R may pay 0.075% per annum, in quarterly installments, to those representatives and broker-dealers with accounts totaling assets of $1 million or more.


     The Education Funding Investment Account Program is a service expressly created to help investors accumulate funds for their children's or grandchildren's college education. The maximum sales charge is 4.5% on the purchase of shares of the Funds. To participate in this special plan, investors must complete the special Education Funding Investment Account application designed specifically for the Program.

     All direct sales expenses, including the cost of prospectuses for prospective shareholders, are paid by SM&R, and no sales expense is borne by any of the Funds.

SPECIAL PURCHASE PLANS


LETTER OF INTENT -- As indicated in the Prospectus under the heading "Letter of Intent", investors may qualify for a reduced sales charge on the Fund either singly or in combination with the purchase and holding of shares of the Growth Fund, the Triflex Fund, the Government Income Series or the Tax Free Series. A minimum initial investment equal to 10% of the amount necessary for the applicable reduced sales charge is required when a Letter of Intent is executed. Investments made under a Letter of Intent will purchase shares at the total sales charge rate applicable to the specified total investment. SM&R will hold in escrow from the initial investment shares equal to 5% of the amount of the total intended investment. Such escrow shares may not be exchanged for or reinvested in shares of another Fund, or the Government Income Series or the Tax Free Series and, subject to the right of early cancellation described below, will not be released until the amount purchased equals the commitment set forth in the Letter of Intent. If the intended investment is not completed during the 13 month period, the difference between the sales charge actually paid and the sales charge applicable to the total of such purchases made will be deducted from the escrow shares if not paid by the investor within twenty (20) days after the date notice thereof has been mailed to such investor.


     A Letter of Intent agreement can be canceled prior to the end of the 13-month period and escrow shares released to the investor if the investor pays the difference between the sales charge paid and the sales charge applicable to the amount actually invested and agrees that such Letter of Intent agreement is canceled and no longer in effect.


     The offering value of the shares of the Fund, the Growth Fund, the Triflex Fund, the Government Income Series and the Tax Free Series currently owned may also be included in the aggregate amount of an investment covered by a Letter of Intent. For example, if an investor owns shares of the Fund or shares of the Growth Fund, the Triflex Fund, the Government Income Series, the Tax Free Series or some combination of these funds, currently valued at $80,000 and intends to invest $25,000 over the next thirteen months, such investor may execute a Letter of Intent and the entire $25,000 will purchase shares of either or all of such funds at the reduced sales charge rate applicable to an investment of $100,000 or more. A Letter of Intent does not represent a binding obligation on the part of the investor to purchase or the Fund to sell the full amount of shares specified.

SYSTEMATIC INVESTMENT AND PRE-AUTHORIZED CHECK PLANS -- The Fund provides a convenient, voluntary method of purchasing shares in the Fund through its "Systematic Investment and Pre-Authorized Check Plans" (a "Plan" or "Plans").

     The principal purposes of the Plans are to encourage thrift by enabling investors to make regular purchases in amounts less than normally required, and to employ the principle of dollar cost averaging, described below.

     By acquiring Fund shares on a regular basis pursuant to a Plan, or investing regularly on any other systematic plan, the investor takes advantage of the principle of Dollar Cost Averaging. Under Dollar Cost Averaging, if a constant amount is invested at regular intervals at varying price levels, the average cost of all the shares will be lower than the average of the price levels. This is because the same fixed number of dollars buys more shares when price levels are low and fewer shares when price levels are high. It is essential that the investor consider his or her financial ability to continue this investment program during times of market decline as well as market rise. The principle of Dollar Cost Averaging will not protect against loss in a declining market, as a loss will result if the plan is discontinued when the market value is less than cost.

     After the initial minimum investment of $100 has been met, a Plan may be opened by indicating an intention to make subsequent investments of $20 or more monthly for at least one year. The investor will receive a confirmation showing the number of shares purchased, purchase price, and subsequent new balance of shares accumulated.

     An investor has no obligation to invest regularly or to continue participating in a Plan, which may be terminated by the investor at any time without penalty. Under a Plan, any distributions of income and realized capital gains will be reinvested in additional shares at net asset value unless a shareholder instructs SM&R in writing to pay them in cash. SM&R reserves the right to increase or decrease the amount required to open and continue the Plan, and to terminate any shareholder's right to participate in the Plan if after one year the value of the amount invested is less than $100.

GROUP SYSTEMATIC INVESTMENT PLAN -- This Plan provides employers and employees with a convenient means for purchasing shares of the Fund under various types of employee benefit and thrift plans, including payroll deduction and bonus incentive plans. The plan may be started with an initial cash investment of $20 per participant for a group consisting of five or more participants. The shares purchased by each participant under the plan will be credited to a separate account in the name of each investor in which all dividends and capital gains will be reinvested in additional shares of the Fund at net asset value. Such reinvestments will be made at the start of business on the day following the record date for such dividends and capital gains distributions. To keep his or her account open, subsequent payments, each totaling $20 or more, must be made into each participant's account monthly. If the group is reduced to less than five participants, the minimums set forth under "Systematic Investment and Pre-Authorized Check Plans" shall apply. The plan may be terminated by SM&R or the shareholder at any time upon sixty (60) days' prior written notice.

EXCHANGE PRIVILEGE -- As provided in the Prospectus under "Exchange Privilege" investors owning shares of the Fund can exchange such share for shares of the other funds in the American National Funds Group and the SM&R Capital Funds, Inc. There is no administrative charge for this privilege at this time, however, the Fund reserves the right to charge a fee in the future.

     Such exchange privileges are not options or rights to purchase such securities, but are revocable privileges permitted under the present policies of each of these funds, and are not available in any state or other jurisdiction where the shares of the fund into which transfer is to be made are not registered for sale. SM&R reserves the right to restrict the frequency of or otherwise modify, condition, terminate or impose additional charges upon the exchange privilege.

     The minimum number of shares that may be exchanged is the number of shares of the fund whose shares are being exchanged which have a net asset value on the date of such exchange equal to the minimum initial or subsequent investment, as the case may be, of the fund into which the exchange is being made.


     Any gain or loss realized on such an exchange is recognized for income tax purposes, subject, however, to the "wash sale" rule that if and to the extent the investor reinvests in the Fund originally held within thirty (30) days after the redemption, losses will not be recognized.


REDEMPTION

     Any shareholder may redeem all or any part of his shares by submitting a written request to SM&R as the Fund's agent for such purpose. Such requests must be duly executed by each registered owner and must be accompanied by certificates endorsed for transfer, if certificates have been issued, with signatures guaranteed by a commercial bank or securities firm. No signature guarantees are required on the written request for redemption by a shareholder of record when payment is to be made to such shareholder of record at such shareholder's address of record and the value of the shares redeemed is $25,000 or less. In all other cases the signatures on the request for redemption, as well as on certificates being tendered, must be guaranteed. On all redemption requests for joint accounts, the signatures of all joint owners are required. Corporations, executors, divorced persons, administrators, trustees or guardians will be required to submit further documentation. Refer to the American National Funds Group prospectus for signature guarantee requirements.

     Shares are redeemed at the net asset value per share next computed after the request and certificates, if any, are received in "Proper Form". (See "HOW TO REDEEM" in the Prospectus). A shareholder may receive more or less than he paid for his shares, depending on the prevailing market value of the Fund's portfolio securities. Redemption checks are delivered as soon as practicable and normally will be sent to the investor within seven days following the date on which redemption is made.

     At various times the Fund may be requested to redeem shares for which it has not yet received good payment for prior purchases of Fund shares. Accordingly, proceeds of the Fund will not be paid until good payment has been received which could be as much as fifteen (15) business days after the purchase, or until SM&R can verify that good payment (for example, cash or certified check on a United States bank) has been, or will be, collected for the purchase of such shares.

     The right of redemption is subject to suspension and payment postponed during any period when the New York Stock Exchange is closed other than customary weekend or holiday closings, or during which trading on such Exchange is restricted; for any period during which an emergency exists, as a result of which disposal by the Fund of its securities is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or for such other periods as the Commission has by order permitted such suspension for the protection of the Fund's security holders.

     The Fund has made an election under the Investment Company Act of 1940, as amended, to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. The Fund may pay the redemption price, if any, in excess of the amounts described above in whole or in part in portfolio securities, at the market value thereof determined as of the close of business next following receipt of the request in proper form, if deemed advisable by the Board of Directors. In such case a shareholder would incur brokerage costs if he sold the securities received.

     There is presently no charge for redeeming Fund shares. However, the Fund reserves the right to charge for any redemption an amount, to be determined by the Board of Directors, not to exceed 1% of the net asset value of the shares being redeemed, but it is not the present intent of the Board of Directors to make such a charge.

SYSTEMATIC WITHDRAWAL PLAN

     As described in the Prospectus under "Systematic Withdrawal Plan", the Fund has a Systematic Withdrawal Plan which allows shareholders having an account value of $5,000 or more to automatically withdraw a minimum of $50 monthly or quarterly.

     A Systematic Withdrawal Plan provides for regular monthly or quarterly payments to the account investor or his designee through redemption of a portion of the shares held in the account. Some portion of each withdrawal may be taxable gain or loss to the account investor at the time of the withdrawal, the amount of the gain or loss being determined by the investment in the Fund shares. The minimum, though not necessarily recommended, withdrawal amount is $50. Shares sufficient to provide the designated withdrawal payment are redeemed each month or quarterly on the 20th, or the next succeeding business day, and checks are mailed to reach the investor on or about the lst of the following month. All income dividends and capital gains distributions are automatically reinvested at net asset value, without sales charge. Since each withdrawal check represents proceeds from the sale of sufficient shares equal to the withdrawal, there can be a reduction of invested capital, particularly in a declining market. If redemptions are consistently in excess of shares added through reinvestment of distributions, the withdrawals will ultimately exhaust the capital.

     The shareholder may designate withdrawal payments for a fixed dollar amount, as stated in the preceding paragraph, or a variable dollar amount based on (1) redemption of a fixed number of shares at monthly or quarterly intervals, or (2) redemption of a specified and increasing fraction of shares held at monthly or quarterly intervals. To illustrate the latter option, if an investor wanted quarterly payments for a ten-year period, the first withdrawal payment would be the proceeds from redemption of 1/40th of the shares held in the account. The second payment would be 1/39th of the remaining shares; the third payment would be 1/38th of the remaining shares, etc. Under this option, all shares would be redeemed over the ten-year period, and the payment amount would vary each quarter, depending upon the number of shares redeemed and the redemption price.

     No charge is made for a non-qualified Systematic Withdrawal Plan, and the account investor may change the option or payment amount at any time upon written request received by SM&R no later than the month prior to the month of a scheduled redemption for a withdrawal payment. A Systematic Withdrawal Plan may also be terminated at any time by the account investor of the Fund without penalty.

     Occasionally certain limited types of qualified retirement plans are involved in making investments and withdrawals during the same year. Under such an arrangement, it is possible for the plan to be, in effect, charged duplicate sales charges. In order to eliminate this possibility, the Fund will permit additional investments, without sales charge, equal to all sums withdrawn, providing the additional investments are made during the next twelve months following the withdrawal or redemption, and providing that all funds withdrawn were for the specific purpose of satisfying plan benefits of participants who have retired, become disabled or left the plan. Furthermore, for a qualified plan to qualify under this provision, the plan must include at least one participant who is a non-owner employee. The Fund and SM&R discourage shareholders from maintaining a withdrawal account while concurrently and regularly purchasing shares of the Fund, although such practice is not prohibited.

TAX STATUS

     Shareholders are reminded that dividends are taxable whether received in cash or reinvested and received in the form of additional shares. Furthermore, any distribution received shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the amount of the distributions. Such distributions, although in effect a return of capital, are subject to taxes. Furthermore, if the net asset value of each share is reduced below the shareholder's cost as a result of a distribution, such distribution would be a return of capital although taxed at applicable rates.

     The Fund or the securities dealer effecting a redemption transaction is required to file an information return (1099-B) with the IRS with respect to each sale of Fund shares by a shareholder. The year-end statement provided to each shareholder will serve as a substitute 1099-B for purposes of reporting any gain or loss on the tax return filed by the shareholder. In addition, the Fund is required by law and IRS regulations to withhold 31% of the dividends, redemptions and other payments made to non-exempt accounts unless shareholders have provided a corrected taxpayer identification number and made the certifications required by the IRS as indicated in the shareholder application when opening an account.

     Distributions from the Fund may also be subject to state and local taxes. Shareholders should consult their own tax adviser concerning tax consequences of an investment in the Fund.

THE UNDERWRITER


     SM&R serves as principal underwriter of the shares of the Fund pursuant to an Underwriting Agreement dated May 1, 1993 (the "Underwriting Agreement"). Such Underwriting Agreement provides that it shall continue in effect only so long as such continuance is specifically approved at least annually by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund and, in either case, by the specific approval of a majority of directors who are not parties to such agreement or not "interested" persons (as defined in the Investment Company Act of 1940, as amended) of any such parties, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement was approved by the Board of Directors of the Fund in accordance with such procedures at a meeting held on July 20, 1995. The Underwriting Agreement may be terminated without penalty by vote of the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Fund, or by SM&R, upon sixty (60) days' written notice and will automatically terminate if assigned (as provided in the Investment Company Act of 1940, as amended).

     As principal underwriter, SM&R continuously offers and sells shares of the Fund through its own sales representatives and broker-dealers. As compensation for such services, SM&R receives the sales charge, which is the difference between the offering price at which shares are issued and the net asset value. Prior to April 1, 1996, the sales charge allowance to broker-dealers, ranges from a maximum of 6.1% to a minimum of .50% of the net amount invested and from a maximum of 4.75% to a minimum of .30% of the public offering price. Effective April 1, 1996, SM&R allows varying portions of such sales charge to broker-dealers, ranging from a maximum of
6.1 to a minimum of 2.6% of the net amount invested, and from a maximum of 4.75% to a minimum of 2.0% of the public offering price. In connection with purchases of $500,000 or more, SM&R may pay broker-dealers, in quarterly installments, from its own profits and resources, a per annum percent of the amount invested as follows: Year 1 - 0.35% and Year 2 - 0.25%. In the third and subsequent years, SM&R may pay 0.075% per annum, in quarterly installments, to those broker-dealers with accounts totaling assets of $1 million or more. Such allowances are the same for all broker-dealers.

     The amount of such sales charge received by SM&R from the sale of Fund shares for the fiscal years ended December 31, 1993, 1994, and 1995 was $506,990, $392,019, and $327,908, respectively. Of such amounts received during such periods, SM&R retained approximately $120,000, $89,000, and $67,000, respectively and $11,000, $7,000, and $5,830, was reallowed to dealers.

FINANCIAL STATEMENTS

     The financial statements included as part of the Fund's Annual Report dated December 31, 1995, filed with the Securities and Exchange Commission on February 29, 1996, are attached hereto as "EXHIBIT 1".

CUSTODIAN


     The cash and securities of the Fund are held by SM&R pursuant to a Custodian Agreement dated September 12, 1991. As custodian, SM&R will hold and administer the Fund's cash and securities and maintain certain financial and accounting books and records as provided for in such Custodian Agreement. The compensation paid to the Custodian is paid by the Fund and is based upon and varies with the number, type and amount of transactions conducted by the Custodian.


     SM&R has entered into a sub-custodial agreement with Moody National Bank of Galveston (the "Bank") effective July 1, 1991. Under the sub-custodian agreement the cash and securities of the Fund will be held by the Bank which will be authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system of the Federal Reserve Bank with respect to securities of the Fund held by it on behalf of SM&R for the Fund.

COUNSEL AND AUDITORS

     The Fund's General Counsel is Greer, Herz & Adams, L.L.P., 18th Floor, One Moody Plaza, Galveston, Texas 77550. KPMG Peat Marwick LLP, 700 Louisiana, Houston, Texas 77002, are the Fund's independent auditors and perform annual audits of the Fund's financial statements.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

     SM&R is the transfer agent and dividend paying agent for the Fund, the American National Growth Fund, Inc., the Triflex Fund, Inc., the American National Investments Accounts, Inc. and the SM&R Capital Funds, Inc.

PERFORMANCE DATA

CUMULATIVE TOTAL RETURN

     The cumulative return reflects each year's hypothetical annually compounded return that would equate a ten thousand dollar investment on January 1, 1986 to the redeemable value on December 31 of each of the next ten years by adding one to the computed average annual total return multiplied by:

     1. the $10,000 hypothetical investment for the first year, or;

     2. the redeemable value of the $10,000 investment as of December 31 of the preceding year for years two through ten.

     The total return percentage calculations assume the maximum sales charge was deducted from the initial amount invested and that all income dividends and capital gain distributions are reinvested on the reinvestment dates at the net asset value.

     The income return percentage reflects the income dividends paid during the year divided by:

     1. the $10,000 hypothetical investment for the first year, or;

     2. the redeemable value of the $10,000 investment as of December 31 of the preceding year for years two through ten.

     The appreciation percentage represents the change in the net asset value during the year less the income dividends paid during the year divided by:

     1. the $10,000 hypothetical investment for the first year, or;

     2. the redeemable value of the $10,000 investment as of December 31 of the preceding year for years two through ten.

     The total return on the net amount invested reflects the hypothetical return that would equate a January 1, 1986 initial ten thousand dollar investment less the maximum $575 sales load to the redeemable value on December 31, 1986 by adding one to the computed total return and multiplying the result by $9,425 (the initial ten thousand dollar investment less the maximum sales load).

AVERAGE ANNUAL RETURN

     The Fund's average annual return during specified time periods reflects the hypothetical annually compounded return that would equate an initial one thousand dollar investment to the ending redeemable value of such investment by adding one to the compounded average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by the one thousand dollar initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all investment income dividends and capital gains distributions on the reinvestment dates at the net asset value.

COMPARISONS

     To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements and other materials regarding the Fund may discuss various measures of the performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

Financial publications: The Wall Street Journal and Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines provide performance statistics over specified time periods.

Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

Salomon Brothers Broad Bond Index or its component indices - The Aggregate Bond Index measures yield, price and total return for Treasury, Agency, Corporate, Mortgage, and Yankee bonds.

Standard & Poor's Bond Indices - measures yield and price of Corporate, Municipal, and Government bonds.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the portfolio of the Fund, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. In addition there can be no assurance that the Fund will continue this performance as compared to such other averages.

--------------------------------------------------------------------------------
 A N N U A L  R E P O R T


                                                                     DIRECTORS
    [LOGO]                                                       Ralph S. Clifford
                                                                  Paul D. Cummings
AMERICAN                                                           Jack T. Currie
NATIONAL                                                        Michael W. McCroskey
FUNDS                                                              Ira W. Painton
GROUP                                                            Donald P. Stevens
/ / AMERICAN NATIONAL GROWTH FUND                                 Steven H. Stubbs
/ / AMERICAN NATIONAL INCOME FUND                                     OFFICERS
/ / TRIFLEX FUND                                          Michael W. McCroskey, President
ANNUAL REPORT                                           Gordon D. Dixon, Vice President and
DECEMBER 31, 1995                                          Portfolio Manager, Growth Fund
FORM 9092-S                                              David Zimansky, Vice President and
RE-1 12/95                                                 Portfolio Manager, Income Fund
                                                       William R. Berger, Vice President and
                                                          Portfolio Manager, Triflex Fund
                                                         Brenda T. Koelemay, Vice President
                                                                   and Treasurer
                                                          Emerson V. Unger, Vice President
                                                         Teresa E. Axelson, Vice President
                                                                   and Secretary
                                                           INVESTMENT ADVISOR AND MANAGER
                                                      Securities Management and Research, Inc.
                                                                  One Moody Plaza
                                                               Galveston, Texas 77550
                                                                     CUSTODIAN
                                                      Securities Management and Research, Inc.
                                                                  One Moody Plaza
                                                               Galveston, Texas 77550
                                                                    LEGAL COUNSEL
                                                            Greer, Herz & Adams, L.L.P.
                                                                  One Moody Plaza
                                                               Galveston, Texas 77550
                                                          UNDERWRITER AND REDEMPTION AGENT
                                                      Securities Management and Research, Inc.
                                                                  One Moody Plaza
                                                               Galveston, Texas 77550
                                                             TRANSFER AGENT, REGISTRAR
                                                             AND DIVIDEND PAYING AGENT
                                                      Securities Management and Research, Inc.
                                                                  One Moody Plaza
                                                               Galveston, Texas 77550
                                                                INDEPENDENT AUDITORS
                                                               KPMG Peat Marwick LLP
                                                                   700 Louisiana
                                                                Houston, Texas 77002



This Annual Report must be preceded or accompanied by a Prospectus of the American National Funds Group.

PORTFOLIO MANAGERS' DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------
AMERICAN NATIONAL GROWTH FUND, INC.

This was a very good year for investors as both the fixed-income and stock markets registered strong double-digit rates of return. These strong returns point out the importance of investing in and staying in long-term financial assets like stocks and bonds. Recall that 1994 was not a particularly good year for financial assets. For example an average stock mutual fund produced a negative 2% last year and many investors reduced their stock and bond investments at that time in favor of safe short-term money market investments. This "timing the market" strategy proved to be very expensive given the large unusual returns or stocks and bonds in 1995.

In order to achieve the higher rates of returns available in the stock market over time, you have to be invested when these large returns occur and it is impossible to know precisely when that will happen.

The consensus outlook for the economy in 1996 is for slower growth with inflation remaining in check. The consumer has piled on an increasing amount of debt over the past few years and will likely curtail spending. Business capital spending is also slowing from the torrent pace of the past few years. Monetary and fiscal policy will capture most of the headlines due to election year debates and posturing on those significant economic variables. As we have seen, the financial markets react and respond with sharp price moves as they adjust to increases or decreases in the risks associated with expected or announced governmental actions.


            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
             IN AMERICAN NATIONAL GROWTH FUND, INC. AND S&P 500


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                        1984       1985       1986       1987       1988       1989
American National Growth Fund, Inc.                      10,000     12,377     13,735     15,451     16,378     20,363
S&P 500                                                  10,000     13,216     15,657     16,476     19,245     25,306
                                                           1990       1991       1992       1993       1994       1995
                                                         19,764     27,072     26,395     28,551     29,972      37525
                                                         24,504     31,990     34,443     37,884     38,380      52722
Average Annual Return
10 Year                                                  11.07%
5 Year                                                   12.36%
1 Year                                                   18.11%
Past performance is not predictive of future
performance.

 American National Growth Fund, Inc.'s performance figures are historical and reflect reinvestment of all dividends and capital gains distribution, changes in net asset value and considers the effect of the Fund's 5.75% maximum sales charge. All performance figures are as of December 31 for the applicable year. The Fund's fiscal year was as of October 31 for 1985-1989.

The Growth Fund is heavily diversified with an emphasis, in general, on companies that are exposed to growth once the economy begins to expand. Another characteristic of the current portfolio structure is that we have not paid much of a premium price for that growth potential. For example, the consensus long term growth rate of the companies in the portfolio is 86% higher than the expected growth rate of average stock in the market, but the price paid for that superior growth potential is only 8% higher! Our systematic and disciplined approach to investing means that we will process information during 1996 in the same manner as 1995 and 1994. We will continue to purchase companies that meet our specific investment criteria, while companies that reach our predetermined price targets and companies that no longer meet our specific investment criteria will be sold.


    QUARTERLY COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
      IN AMERICAN NATIONAL GROWTH FUND, INC. AND LIPPER ANALYTICAL
              AVERAGE GROWTH FUND (LAST NINE QUARTERS)



EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                     09/30/93   12/31/93   03/31/94   06/30/94   09/30/94
American National Growth Fund, Inc.                    10,000     10,804     10,622     10,636     11,317
Lipper Analytical Average Growth Fund                  10,000     10,226      9,875      9,617     10,136
                                                     12/30/94   03/31/95   06/30/95   09/29/95   12/29/95
                                                       11,342     12,230     12,958     13,644     14,198
                                                       10,001     10,739     11,741     12,748     13,049
Past performance is not predictive of future
performance.

PORTFOLIO MANAGERS' DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------

AMERICAN NATIONAL INCOME FUND, INC.

The American National Income Fund produced a total return of 29.12% in 1995, in what can only be described as an outstanding environment for mutual fund investors. The major stock market indexes, and most categories of equity mutual funds, earned solid positive gains in each of the year's four quarters, and our fund was no exception. The American National Income Fund's performance was quite favorable compared with the return of 25.05% earned by the average of all equity funds as measured by Lipper Analytical Services. It was also comparable to the 29.72% returned by the Lipper Index of Equity Income Funds. Total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains.


The stock market rally of 1995 was remarkable for the absence of any significant corrections over the course of the twelve months, and for the highly visible rally in the technology sector of the market. That the American National Income Fund was able to produce the returns it did in that environment is a story in itself. We had entered the year holding above average cash reserves in response to a soft market environment in 1994 and the anticipation that greater buying opportunities would arrive at some point. The absence of any meaningful pullbacks made it difficult for the fund to invest at low points in the market, and we found ourselves in a continual position of holding more cash than we would have wished, in retrospect, as market levels continued to discourage us from adding more stocks that might otherwise have fit our value-based stock selection disciplines.

A second hindrance stems from our desire to reduce risk in the fund. We also believe that many shareholders wish to view the American National Income Fund as less risky than other types of stock funds. The fund invests in a portfolio of stocks and convertible securities with a higher current dividend


          COMPARISON OF CHANGES IN VALUE OF $10,000 INVESTMENT
           IN AMERICAN NATIONAL INCOME FUND, INC. AND S&P 500


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                           1984       1985       1986       1987       1988       1989
American National Income Fund, Inc.                      10,000     12,055     13,054     13,546     14,909     19,101
S&P 500                                                  10,000     13,216     15,657     16,476     19,245     25,306
                                                           1990       1991       1992       1993       1994       1995
                                                         19,245     24,837     25,660     28,386     28,212      36426
                                                         24,504     31,990     34,443     37,884     38,380      52722
Average Annual Return
10 Year                                                  11.03%
5 Year                                                   12.27%
1 Year                                                   21.71%
Past performance is not predictive of future
performance.

 American National Income Fund, Inc.'s performance figures are historical and reflect reinvestment of all dividends and capital gains distributions, changes in net asset value and considers the effect of the Fund's 5.75% maximum sales charge. All performance figures are as of December 31 for the applicable year. The Fund's fiscal year end was as of July 31 for 1985-1989.

yield than the stock market as a whole, so that a relatively greater portion of the securities' total return will be more assured in the form of income, with capital appreciation being an important second consideration. It is important, therefore, that in trying to provide for a meaningful current income to a somewhat risk adverse investor the fund should avoid excessively speculative or overheated issues in a volatile environment such as we have had in 1995. This created a particular problem in that technology stocks were among the best performers in the stock market last year, but the fact that very few issues in that sector meet our dividend requirements made it very difficult to participate in that rally.

The fact is that despite their well publicized strength, by year end technology was only the third best performing of the ten major stock market segments for 1995. Recent earnings shortfalls and worries about weaker demand and inventory building on the part of various computer related companies suggest that in 1996 investors may be quite pleased that the American National Income Fund has only a minimal exposure to the technology sector.

The fund's strong positive returns were generated largely by our decision to go from an underweighting in the financial sector, which had produced negative returns in 1994, to a 50 percent overweighting in that group in 1995. It was, in fact, the finance sector, with total return of 51.01% for the year as measured by Lipper Analytical Services, not technology, which was the top stock market performer for the year.

Other industry groups where the Fund maintained a significant overweighting which proved advantageous to our investors included railroads, which returned 43.0% as a group according to Standard & Poor's, engineering/construction, which returned 40.2% and hospital management, which returned 39.3% We continue to hold a significant weighting of Real Estate Investment Trust issues, which we believe are the single most attractive segment of the higher yielding universe of stocks.

We appreciate your continued confidence in the American National Income Fund and will do everything possible to reward that confidence in the future.


          QUARTERLY COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
           IN AMERICAN NATIONAL INCOME FUND, INC. AND LIPPER ANALYTICAL
                 AVERAGE EQUITY INCOME FUND (LAST NINE QUARTERS)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                       09/30/93   12/31/93   03/31/94   06/30/94   09/30/94
American National Income Fund, Inc.                      10,000     10,402     10,029     10,081     10,433
Lipper Analytical Avg. Equity Income Fund                10,000     10,126      9,752      9,764     10,145
                                                       12/31/94   03/31/95   06/30/95   09/30/95   12/31/95
                                                         10,339     11,180     11,919     12,786     13,348
                                                          9,885     10,615     11,316     12,135     12,825
Past performance is not predictive of future
performance.

PORTFOLIO MANAGERS' DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------
TRIFLEX FUND INC.

1995 was a remarkable year for both the stock and bond markets and the Triflex Fund participated in the good fortune. For the year the Fund produced a total rate of return of 22.3%, scoring positive returns in all four quarters of 1995. Total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. After outperforming the Lipper Balanced Fund Index in
1994's weak markets, the Triflex Fund lagged the Lipper Benchmark by 2.3 percentage points in 1995's strong market environment.


Within the financial markets, stocks produced returns of more than 30% in 1995 (37.4% for the Standard[nb]& Poor's 500 and 36.7% for the Dow Jones Industrials), or three times the long-term average return for common stocks of around 10% per year, according to Ibbotson Associates. The stellar returns from stocks reflected a very strong bond market, which returned more than 15% for the year (15.3% for the Lehman Intermediate Government/Corporate Index)--also about three times the long-term average according to Ibbotson. Notwithstanding a brief back-up in July, interest rates dropped consistently throughout the year, with the yield on the 30-year U.S. Treasury bond falling two full percentage points from 7.9% in January to 5.9% at the end of December.

Within the equity market, the interest rate sensitive sectors like finance and utilities were among the market's best performers for the year, with strength also evident in healthcare and capital goods. Among the market's laggards were the economically sensitive consumer cyclicals and basic materials. All market sectors produced positive double digit returns for the year. Interestingly, the technology sector, which had led the market in the first half of 1995, dramatically underperformed in the second half, finishing sixth among the 11 Indata sectors for the full year.


          COMPARISON OF CHANGES IN VALUE OF $10,000 INVESTMENT IN
      TRIFLEX FUND, INC., S&P 500 AND LEHMAN INTERMEDIATE GOVERNMENT/CORP

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC




                                                     1988    1989    1990     1991     1992     1993     1994    1995
Triflex Fund, Inc.                                  10,406  11,827   11,990  14,931   15,379   16,350   16,593  20,292
S&P 500                                             11,681  15,359   14,872  19,416   20,905   22,994   23,295  32,000
Lehman Intermediate Gov't/Corp                      10,668  12,030   13,133  15,054   16,133   17,533   17,214  19,852


Average Annual Return
5 Year                                               9.80%
1 Year                                              15.29%


  Triflex Fund, Inc.'s performance figures are historical and reflect reinvetment of all dividends and capital gains distributions, changes in net asset value and considers the effect of the Fund's 5.75% maximum sales charge. All performance figures are as of December 31 for the applicable year. The Fund's fiscal year end was as of July 31 for 1988-1989.

Within the Triflex Fund, our best performing sectors were finance (with our holdings up an average of 52% for the year), healthcare (up 44%) and technology (up 40%). On the flip side, our consumer cyclicals, transportation, and energy holdings produced the lowest returns. Our overweighted position in capital goods benefited the Fund while our underweightings in the strong performing finance and utilities sectors proved costly. The Fund's three best stocks were Sun Microsystems (up 157% for the year), Bay Networks (up 109%) and Amgen (up 101%).

Within the Fund's fixed income portfolio, our decision to lengthen maturities in late 1994 proved beneficial in 1995's declining interest rate environment. Our bond portfolio outperformed the broad market indices, with the best performance coming from our longer-dated U.S. treasuries and agencies as well as our convertible corporate bonds. The Triflex Fund's bond portfolio appears to be well positioned for the slow growth, low inflationary environment that we foresee in 1996.

The outlook for 1996 is for more moderate returns than we were fortunate to witness in 1995. The U.S. economy appears sluggish, as are the economies of our major trading partners in North America, Europe and Japan. Interest rates have been falling across the globe and may well continue to do so as long as economies remain weak and inflation is under control. This environment bodes well for bonds and, if corporate earnings continue to advance, equities.

The Triflex Fund remains well diversified, with about 64% in equities, 30% in bonds and 6% in cash. We are maintaining our systematic and disciplined search for undervalued equities and a focus on high quality, intermediate term bonds. In markets that appear to be fully valued based on their fundamentals, this defensive and somewhat conservative strategy should continue to reward our shareholders over the long term, much as it did in 1995.

We appreciate the confidence you have placed in us with your investment in the Triflex Fund.


      QUARTERLY COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
     IN TRIFLEX FUND, INC. AND LIPPER ANALYTICAL AVERAGE BALANCED FUND
                           (LAST NINE QUARTERS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



                                         9/30/93   12/31/93  3/31/94  6/30/94   9/30/94
Triflex Fund, Inc.                       10,000     10,000    10,000   10,000    10,000
Lipper Analytical Avg. Balanced Fund     10,000     10,119     9791     9,679     9,972
                                        12/31/94    3/31/95  6/30/95  9/30/95   12/31/95
                                         10,339     10,990    11,681   12,159    12,641
                                          9,862     10,462    11,205   11,824    12,324


Past performance is not predictive of future performance.

SCHEDULE OF INVESTMENTS  December 31, 1995
--------------------------------------------------------------------------------
AMERICAN NATIONAL GROWTH FUND

COMMON STOCK                            SHARES       VALUE

APPAREL, TEXTILE--1.12%
Guilford Mills, Incorporated              40,000  $   815,000
Phillips-Van Heusen Corporation           70,000      691,250
                                                  -----------
                                                    1,506,250

AUTO TRUCK & PARTS MANUFACTURER--2.72%
Arvin Industries, Incorporated            46,900      773,850
Chrysler Corporation                      11,000      609,125
Eaton Corporation                         12,000      643,500
Ford Motor Company                        20,000      580,000
General Motors Corporation                20,000    1,057,500
                                                  -----------
                                                    3,663,975
BANKS--3.41%
Comerica, Incorporated                    40,000    1,605,000
Morgan (J.P.) & Company                   20,000    1,605,000
NationsBank Corporation                   20,000    1,392,500
                                                  -----------
                                                    4,602,500

BEVERAGES--3.13%
Coca-Cola Company                         15,000    1,113,750
Cott Corporation                          58,000      319,000
PepsiCo, Incorporated                     50,000    2,793,750
                                                  -----------
                                                    4,226,500

BUILDING CONSTRUCTION & SUPPLIES--3.93%
Fluor Corporation                         40,000    2,640,000
Foster Wheeler Corporation                45,000    1,912,500
Giant Cement Holding, Incorporated*       65,000      747,500
                                                  -----------
                                                    5,300,000

CHEMICALS--4.72%
Air Products & Chemicals,
 Incorporated                             25,000    1,318,750
Cabot Corporation                         15,000      808,125
Du Pont (E.I.) de Nemours & Company       25,000    1,746,875
Ethyl Corporation                         75,000      937,500
The Geon Company                          11,500      280,313
Lyondell Petrochemical Company            10,000      228,750
Occidental Petroleum Corporation          49,000    1,047,375
                                                  -----------
                                                    6,367,688

COAL, GAS, PIPE--2.18%
Sonat, Incorporated                       45,000    1,603,125
Tenneco, Incorporated                     27,000    1,339,875
                                                  -----------
                                                    2,943,000

COMPUTER SOFTWARE & SERVICES--4.36%
Bay Networks, Incorporated*               15,000      616,875
BMC Software, Incorporated*               20,000      855,000
General Motors Corporation (Class E)      21,600    1,123,200
Microtest, Incorporated*                  25,000      250,000
Newbridge Networks Corporation*           16,000      662,000
Sequent Computer Systems,
 Incorporated*                            65,000      942,500
Western Digital Corporation*              80,000    1,430,000
                                                  -----------
                                                    5,879,575

DRUGS--4.14%
Abbott Laboratories                       50,000    2,087,500
Amgen, Incorporated*                      20,000    1,187,500
Merck & Company, Incorporated             35,000    2,301,250
                                                  -----------
                                                    5,576,250


COMMON STOCK                            SHARES       VALUE
ELECTRONICS--2.35%
General Signal Corporation                45,000  $ 1,456,875
Motorola, Incorporated                    30,000    1,710,000
                                                  -----------
                                                    3,166,875
ENVIRONMENTAL--3.27%
Wheelabrator Technologies,
 Incorporated                             85,000    1,423,750
WMX Technologies, Incorporated           100,000    2,987,500
                                                  -----------
                                                    4,411,250
EXPLORATION & DRILLING--1.21%
Noble Affiliates, Incorporated            24,000      717,000
Pogo Producing Company                     5,000      141,250
Union Texas Petroleum Holdings,
 Incorporated                             40,000      775,000
                                                  -----------
                                                    1,633,250
FOOD PRODUCERS & RETAILERS--6.71%
Albertson's, Incorporated                 40,000    1,315,000
General Mills, Incorporated               45,000    2,598,750
Hudson Foods, Incorporated (Class A)     100,000    1,725,000
McCormick & Company, Incorporated         58,000    1,399,250
Universal Foods Corporation               50,000    2,006,250
                                                  -----------
                                                    9,044,250
HOSPITAL SUPPLIES & SERVICES--4.62%
Ornda Healthcorp                          34,000      790,500
Pacificare Health Systems,
 Incorporated*                            10,000      870,000
Tenet Healthcare Corporation             100,000    2,075,000
United Healthcare Corporation             38,000    2,489,000
                                                  -----------
                                                    6,224,500
HOUSEHOLD FURNITURE/APPLIANCES--3.24%
Black & Decker Corporation                40,000    1,410,000
Masco Corporation                         20,000      627,500
The Singer Company N.V.                   55,000    1,533,125
Whirlpool Corporation                     15,000      798,750
                                                  -----------
                                                    4,369,375
INSURANCE--2.29%
American Re Corporation                   50,000    2,043,750
The Paul Revere Corporation               50,000    1,037,500
                                                  -----------
                                                    3,081,250
MEDICAL SUPPLIES & SERVICES--1.63%
Johnson & Johnson                         15,000    1,284,375
Mallinckrodt Group, Incorporated          25,000      909,375
                                                  -----------
                                                    2,193,750
METALS & MINING--1.98%
Cyprus Amax Minerals Company              40,000    1,045,000
Huntco, Incorporated (Class A)            30,000      461,250
J&L Specialty Steel, Incorporated         20,000      375,000
Quanex Corporation                        20,000      387,500
Reynolds Metals Company                    7,000      396,375
                                                  -----------
                                                    2,665,125
MISCELLANEOUS--6.11%
Commercial Metals Company                 15,000      371,250
Dean Witter Discover and Company          15,000      705,000
Disney (Walt) Company                     30,000    1,770,000
The Dun & Bradstreet Corporation          20,000    1,295,000
Procter & Gamble Company                  30,000    2,490,000
Sturm, Ruger & Company, Incorporated      22,000      602,250
UST, Incorporated                         30,000    1,001,250
                                                  -----------
                                                    8,234,750

See notes to financial statements.

SCHEDULE OF INVESTMENTS  December 31, 1995
--------------------------------------------------------------------------------
AMERICAN NATIONAL GROWTH FUND, CONTINUED

COMMON STOCK                            SHARES       VALUE
OFFICE EQUIPMENT/SERVICES--3.32%
COMPAQ Computer Corporation*              35,000  $ 1,680,000
Sun Microsystems, Incorporated*           30,000    1,368,750
Tandem Computers, Incorporated*          135,000    1,434,375
                                                  -----------
                                                    4,483,125
OIL DOMESTIC & INTERNATIONAL--7.81%
Amoco Corporation                         25,000    1,796,875
Ashland Oil, Incorporated                 40,000    1,405,000
Chevron Corporation                       42,000    2,205,000
Societe Nationale Elf Aquitaine           60,000    2,205,000
Unocal Corporation                       100,000    2,912,500
                                                  -----------
                                                   10,524,375

PAPER/FOREST PRODUCTS--2.03%
Louisiana-Pacific Corporation             35,000      848,750
Mead Corporation                          24,000    1,254,000
Potlatch Corporation                       5,000      200,000
Temple-Inland, Incorporated               10,000      441,250
                                                  -----------
                                                    2,744,000

RAILROADS--2.34%
Burlington Northern, Incorporated         15,000    1,170,000
Union Pacific Corporation                 30,000    1,980,000
                                                  -----------
                                                    3,150,000

RETAIL DISCOUNT/SPECIALTY--3.26%
Price/Costco, Incorporated*               75,000    1,143,750
Toys "R" Us, Incorporated*                26,000      565,500
Wal-Mart Stores, Incorporated            120,000    2,685,000
                                                  -----------
                                                    4,394,250
SEMICONDUCTORS--1.82%
Advanced Micro Devices Incorporated       40,000      660,000
Avnet, Incorporated                       40,000    1,790,000
                                                  -----------
                                                    2,450,000

TELECOMMUNICATIONS--2.91%
AT&T Company                              55,000    3,561,250
VTEL Corporation*                         20,000      370,000
                                                  -----------
                                                    3,931,250
TRANSPORT, TRUCKING & SHIPPING--1.19%
Arnold Industries, Incorporation          20,000      347,500
Covenant Transport, Incorporation
 (Class A)*                               20,000      240,000
Greenbrier Companies, Incorporated        55,000      666,875
TNT Freightways Corporation               17,500      352,187
                                                  -----------
                                                    1,606,562


COMMON STOCK                            SHARES       VALUE

UTILITY--TELEPHONE--2.50%
Telefonos de Mexico (Class L) ADR         20,000  $   637,500
US West, Incorporated                     50,000    1,787,500
US West Media Group, Incorporated*        50,000      950,000
                                                  -----------
                                                    3,375,000
                                                  -----------
                      TOTAL COMMON STOCK--90.30%
                             (Cost $102,237,684)  121,748,675
                                         FACE
COMMERCIAL PAPER                        AMOUNT

ELECTRIC UTILITIES--3.47%
Commonwealth Edison Company, 6.05%,
 1/05/96                              $1,684,000    1,682,868
Commonwealth Edison Company, 5.95%,
 1/10/96                               1,855,000    1,852,241
Kentucky Power Company, 5.90%,
 01/04/96                                389,000      388,809
Public Service Company of Colorado,
 6.20%, 01/09/96                         750,000      748,967
                                                  -----------
                                                    4,672,885

FINANCIAL SERVICES--0.42%
Sunoco Credit Corporation, 6.30%,
 01/04/96                                569,000      568,701

FOODS--1.82%
Conagra, Incorporated, 6.07%,
 01/03/96                              2,325,000    2,324,216
Conagra, Incorporated, 5.90%,
 01/04/96                                124,000      123,939
                                                  -----------
                                                    2,448,155

RETAIL, DISCOUNT--3.10%
Rite Aid Corporation, 6.10%, 01/02/96  2,000,000    1,999,660
Rite Aid Corporation, 6.02%, 01/08/96  2,185,000    2,182,442
                                                  -----------
                                                    4,182,102

TRANSPORT MISCELLANEOUS--0.74%
Xtra, Incorporated, 6.15%, 01/11/96    1,000,000      998,292
                                                  -----------
                   TOTAL COMMERCIAL PAPER--9.55%
                              (Cost $12,870,135)   12,870,135
                                                  -----------
                       TOTAL INVESTMENTS--99.85%
                             (Cost $115,107,819)  134,618,810
  CASH AND OTHER ASSETS, LESS LIABILITIES--0.15%      202,335
                                                  -----------
                                NET ASSETS--100% $134,821,145
                                                  -----------
                                                  -----------

ABBREVIATIONS
ADR--American Depository Receipt
*--Non-income producing securities

See notes to financial statements.

SCHEDULE OF INVESTMENTS  December 31, 1995
--------------------------------------------------------------------------------
AMERICAN NATIONAL INCOME FUND

COMMON STOCK                            SHARES       VALUE

AUTO TRUCK & PARTS MANUFACTURER--1.11%
Arvin Industries, Incorporated            30,000  $   495,000
Eaton Corporation                         20,000    1,072,500
                                                  -----------
                                                    1,567,500

BANKS--6.36%
Comerica, Incorporated                    70,000    2,808,750
Fleet Financial Group, Incorporated       51,747    2,108,690
Morgan (J.P.) & Company                   24,500    1,966,125
NationsBank Corporation                   30,000    2,088,750
                                                  -----------
                                                    8,972,315

BUILDING CONSTRUCTION & SUPPLIES--2.78%
Fluor Corporation                         40,000    2,640,000
Foster Wheeler Corporation                30,000    1,275,000
                                                  -----------
                                                    3,915,000

CHEMICALS--4.57%
Du Pont (E.I.) de Nemours & Company       40,000    2,795,000
Ethyl Corporation                        100,000    1,250,000
The Geon Company                          36,500      889,688
Mississippi Chemical Corporation          65,000    1,511,250
                                                  -----------
                                                    6,445,938

COAL, GAS, PIPE--2.42%
Sonat, Incorporated                       40,000    1,425,000
Tenneco, Incorporated                     40,000    1,985,000
                                                  -----------
                                                    3,410,000

DRUGS--4.25%
Abbott Laboratories                       65,000    2,713,750
Schering-Plough Corporation               60,000    3,285,000
                                                  -----------
                                                    5,998,750

ELECTRONICS--2.99%
General Signal Corporation                60,000    1,942,500
Motorola, Incorporated                    40,000    2,280,000
                                                  -----------
                                                    4,222,500

FOODS PRODUCERS & RETAILERS--3.89%
Albertson's, Incorporated                 55,000    1,808,125
McCormick & Company, Incorporated         70,000    1,688,750
Universal Foods Corporation               49,800    1,998,225
                                                  -----------
                                                    5,495,100

HOSPITAL SUPPLIES & SERVICES--2.76%
Columbia/HCA Healthcare Corporation       25,000    1,268,750
United Healthcare Corporation             40,000    2,620,000
                                                  -----------
                                                    3,888,750

HOUSEHOLD FURNITURE/APPLIANCES--3.47%
La-Z Boy Chair Company                    55,000    1,698,125
Whirlpool Corporation                     60,000    3,195,000
                                                  -----------
                                                    4,893,125


COMMON STOCK                            SHARES       VALUE

MISCELLANEOUS--15.97%
AT&T Company                              50,000  $ 3,237,500
Cyprus Amax Minerals Company              90,000    2,351,250
Dean Witter Discover and Company          45,000    2,115,000
The Dun & Bradstreet Corporation          40,000    2,590,000
Eastman Kodak Company                     35,000    2,345,000
Guilford Mills, Incorporated              50,000    1,018,750
PepsiCo, Incorporated                     70,000    3,911,250
Raytheon Company                          50,000    2,362,500
Sturm, Ruger & Company, Incorporated      40,000    1,095,000
WMX Technologies, Incorporated            50,000    1,493,750
                                                  -----------
                                                   22,520,000

OIL DOMESTIC & INTERNATIONAL--6.75%
Atlantic Richfield Company                15,000    1,661,250
Societe Nationale Elf Aquitaine           25,000      918,750
Texaco, Incorporated                      55,000    4,317,500
Unocal Corporation                        90,000    2,621,250
                                                  -----------
                                                    9,518,750

PAPER/FOREST PRODUCTS--2.52%
Mead Corporation                          35,000    1,828,750
Weyerhaeuser Company                      40,000    1,730,000
                                                  -----------
                                                    3,558,750

RAILROADS--4.44%
Burlington Northern, Incorporated         55,000    4,290,000
Union Pacific Corporation                 30,000    1,980,000
                                                  -----------
                                                    6,270,000

REAL ESTATE/REITS--7.64%
CenterPoint Properties Corporation        63,000    1,456,875
Health & Rehabilitation Properties
 Trust                                   100,000    1,625,000
Highwood Properties, Incorporated         18,500      522,625
Hospitality Properties Trust              50,000    1,337,500
Liberty Trust Properties                  50,000    1,037,500
Oasis Residential, Incorporated           55,000    1,251,250
Omega Healthcare Investors,
 Incorporated                             60,000    1,597,500
Post Properties, Incorporated             28,000      892,500
Security Capital Industrial Trust         60,000    1,050,000
                                                  -----------
                                                   10,770,750

TOBACCO--2.44%
RJR Nabisco Holdings Corporation          41,248    1,273,532
UST, Incorporated                         65,000    2,169,375
                                                  -----------
                                                    3,442,907

TRUCKING & SHIPPING--0.89%
Arnold Industries, Incorporated           35,000      608,125
TNT Freightways Corporation               32,000      644,000
                                                  -----------
                                                    1,252,125

See notes to financial statements.

SCHEDULE OF INVESTMENTS  December 31, 1995
--------------------------------------------------------------------------------
AMERICAN NATIONAL INCOME FUND, CONTINUED

COMMON STOCK                            SHARES       VALUE
UTILITY ELECTRIC/GAS/TELEPHONE--7.67%
The Detroit Edison Company                65,000  $ 2,242,500
GTE Corporation                           60,000    2,640,000
The Montana Power Company                 40,000      905,000
Telefonos de Mexico (Class L) ADR         20,000      637,500
UGI Corporation                           80,000    1,660,000
US West, Incorporated                     50,000    1,787,500
US West Media Group, Incorporated*        50,000      950,000
                                                  -----------
                                                   10,822,500
                                                  -----------
                      TOTAL COMMON STOCK--82.92%
                              (Cost $95,770,145)  116,964,760
                                                  -----------

PREFERRED STOCK
AUTO & TRUCK MANUFACTURER--2.75%
Ford Motor Company (Convertible)          41,000    3,884,750

COAL, GAS, PIPE--0.70%
Western Gas Resources, Incorporated
 (Convertible)                            28,000      980,000

INSURANCE COMPANIES--0.80%
St Paul Capital LLC (Convertible)         20,000    1,125,000

OIL--1.46%
Ashland Oil, Incorporated
 (Convertible)                            35,000    2,060,625
                                                  -----------
                    TOTAL PREFERRED STOCK--5.71%
                               (Cost $6,457,764)    8,050,375
                                                  -----------
                                         FACE
CORPORATE BONDS                         AMOUNT
AUTO RELATED--1.09%
Magna International, 5.00%, 10/15/02   $1,500,000   1,537,500

HOUSEHOLD FURNITURE/APPLIANCES--1.04%
Masco Corporation, 5.25%, 02/15/12,    1,500,000    1,470,000
  Subordinated Convertible Debentures

REAL ESTATE/REITS--0.37%
Liberty Property Trust, 8.00%,
 07/01/01, Subordinated Debentures       500,000      515,625
                                                  -----------
                    TOTAL CORPORATE BONDS--2.50%
                               (Cost $3,323,000)    3,523,125
                                                  -----------
                                         FACE
COMMERCIAL PAPER                        AMOUNT       VALUE

ELECTRIC UTILITIES--4.10%
Commonwealth Edison Company, 6.05%,
 1/05/96                               $2,135,000 $ 2,133,565
Commonwealth Edison Company, 5.95%,
 1/10/96                                 281,000      280,582
Kentucky Power Company, 5.90%,
 01/04/96                                893,000      892,561
Public Service Company of Colorado,
 6.20%, 01/09/96                       2,480,000    2,476,583
                                                  -----------
                                                    5,783,291

FINANCIAL SERVICES--0.26%
Sunoco Credit Corporation, 6.30%,
 01/04/96                                365,000      364,808

FOODS--0.82%
Conagra, Incorporated, 6.07%,
 01/03/96                                597,000      596,799
Conagra, Incorporated, 5.90%,
 01/04/96                                558,000      557,726
                                                  -----------
                                                    1,154,525

RETAIL, DISCOUNT--1.88%
Rite Aid Corporation, 6.10%, 01/02/96  2,000,000    1,999,661
Rite Aid Corporation, 6.02%, 01/08/96    655,000      654,233
                                                  -----------
                                                    2,653,894

TRANSPORT MISCELLANEOUS--1.41%
Xtra, Incorporated, 6.15%, 01/11/96    2,000,000    1,996,583
                                                  -----------
                   TOTAL COMMERCIAL PAPER--8.47%
                              (Cost $11,953,101)   11,953,101
                                                  -----------
                       TOTAL INVESTMENTS--99.60%
                             (Cost $117,504,010)  140,491,361
  CASH AND OTHER ASSETS, LESS LIABILITIES--0.40%      566,671
                                                  -----------
                             NET ASSETS--100.00%  $141,058,032
                                                  -----------
                                                  -----------

ABBREVIATIONS
ADR--American Depository Receipt
REIT--Real Estate Investment Trust
*--Non-income producing security

See notes to financial statements.

SCHEDULE OF INVESTMENTS  December 31, 1995
--------------------------------------------------------------------------------
TRIFLEX FUND

COMMON STOCK                            SHARES       VALUE
AUTO TRUCK & PARTS MANUFACTURER--2.42%
Arvin Industries, Incorporated             4,000  $    66,000
Chrysler Corporation                       1,300       71,988
Eaton Corporation                          2,500      134,062
Ford Motor Company                         3,300       95,700
General Motors Corporation                 3,000      158,625
                                                  -----------
                                                      526,375
BANKS--3.89%
Comerica, Incorporated                     5,000      200,625
NationsBank Corporation                    5,000      348,125
Norwest Corporation                        9,000      297,000
                                                  -----------
                                                      845,750
BEVERAGES--1.45%
Cott Corporation                           6,800       37,400
PepsiCo, Incorporated                      5,000      279,375
                                                  -----------
                                                      316,775
BUILDING CONSTRUCTION & SUPPLIES--3.61%
Fluor Corporation                          5,000      330,000
Foster Wheeler Corporation                 5,000      212,500
Giant Cement Holding, Incorporated*        8,500       97,750
Granite Construction, Incorporated         4,600      144,900
                                                  -----------
                                                      785,150
CHEMICALS--5.11%
Air Products & Chemicals,
 Incorporated                              6,500      342,875
Cabot Corporation                          1,800       96,975
Du Pont (E.I.) de Nemours & Company        4,000      279,500
Ethyl Corporation                          8,200      102,500
The Geon Company                           1,000       24,375
Mississippi Chemical Corporation           4,400      102,300
Occidental Petroleum Corporation           7,600      162,450
                                                  -----------
                                                    1,110,975
COAL, GAS, PIPE--1.43%
Sonat, Incorporated                        4,300      153,188
Tenneco, Incorporated                      3,200      158,800
                                                  -----------
                                                      311,988
COMPUTER SOFTWARE & SERVICES--2.29%
Bay Networks, Incorporated*                2,175       89,447
BMC Software, Incorporated*                2,600      111,150
General Motors Corporation (Class E)       2,300      119,600
Sequent Computer Systems,
 Incorporated*                             6,200       89,900
Western Digital Corporation*               4,900       87,588
                                                  -----------
                                                      497,685
DRUGS--3.42%
Abbott Laboratories                        8,000      334,000
Amgen, Incorporated*                       2,000      118,750
Warner-Lambert Company                     3,000      291,375
                                                  -----------
                                                      744,125
ELECTRONICS--1.15%
General Signal Corporation                 4,200      135,975
Motorola, Incorporated                     2,000      114,000
                                                  -----------
                                                      249,975
ENVIRONMENTAL--2.06%
Wheelabrator Technologies,
 Incorporated                              9,000      150,750
WMX Technologies, Incorporated            10,000      298,750
                                                  -----------
                                                      449,500


COMMON STOCK                            SHARES       VALUE
EXPLORATION & DRILLING--0.84%
Noble Affiliates, Incorporated             1,700  $    50,787
Pogo Producing Company                     2,500       70,625
Union Texas Petroleum Holdings,
 Incorporated                              3,200       62,000
                                                  -----------
                                                      183,412
FOOD PRODUCERS & RETAILERS--3.54%
Albertson's, Incorporated                  4,200      138,075
General Mills, Incorporated                5,000      288,750
Hudson Foods, Incorporated (Class A)       4,500       77,625
Ralston Purina Company                     1,700      106,037
Universal Foods Corporation                4,000      160,500
                                                  -----------
                                                      770,987
HOSPITAL SUPPLIES & SERVICES--2.39%
Columbia/HCA Healthcare Corporation        1,500       76,125
Ornda Healthcorp*                          3,500       81,375
Pacificare Health Systems,
 Incorporated*                             1,000       87,000
Tenet Healthcare Corporation               7,900      163,925
United Healthcare Corporaton               1,700      111,350
                                                  -----------
                                                      519,775
HOUSEHOLD FURNITURE/APPLIANCES--1.80%
Armstrong World Industries,
 Incorporated                              1,500       93,000
La-Z Boy Chair Company                     2,600       80,275
Masco Corporation                          2,600       81,575
The Singer Company N.V.                    4,900      136,588
                                                  -----------
                                                      391,438
MEDIA--1.20%
Disney (Walt) Company                      3,800      224,200
Grupo Televisa S.A                         1,600       36,000
                                                  -----------
                                                      260,200
MISCELLANEOUS--9.14%
AT&T Company                               4,800      310,800
Cypress Amax Minerals Company              5,500      143,687
Dean Witter Discover and Company           1,800       84,600
The Dun & Bradstreet Corporation           3,000      194,250
Eastman Kodak Company                      2,800      187,600
Guilford Mills, Incorporated               3,400       69,275
Johnson & Johnson                          2,500      214,062
Procter & Gamble Company                   5,000      415,000
Sturm, Ruger & Company, Incorporated       2,300       62,962
Union Pacific Corporation                  2,000      132,000
UST, Incorporated                          5,200      173,550
                                                  -----------
                                                    1,987,786
OFFICE EQUIPMENT/SERVICES--1.45%
Sun Microsystems, Incorporated*            4,600      209,875
Tandem Computers, Incorporated*           10,000      106,250
                                                  -----------
                                                      316,125
OIL DOMESTIC & INTERNATIONAL--4.05%
Amoco Corporation                          2,000      143,750
Ashland Oil, Incorporated                  3,600      126,450
Chevron Corporation                        4,400      231,000
Societe Nationale Elf Aquitaine            6,200      227,850
Unocal Corporation                         5,200      151,450
                                                  -----------
                                                      880,500

See notes to financial statements.

SCHEDULE OF INVESTMENTS  December 31, 1995
--------------------------------------------------------------------------------
TRIFLEX FUND, CONTINUED

COMMON STOCK                            SHARES       VALUE
PAPER/FOREST PRODUCTS--1.61%
Louisiana-Pacific Corporation              5,100  $   123,675
Mead Corporation                           2,000      104,500
Weyerhaeuser Company                       2,800      121,100
                                                  -----------
                                                      349,275

REAL ESTATE/REITS--0.92%
Health & Rehabilitation Properties
 Trust                                     8,900      144,625
Highwood Properties, Incorporated          2,000       56,500
                                                  -----------
                                                      201,125

RETAIL DISCOUNT/GENERAL/SPECIALTY--0.89%
Price/Costco, Incorporated*                8,400      128,100
Toys "R" Us, Incorporated*                 3,000       65,250
                                                  -----------
                                                      193,350

SEMICONDUCTORS--2.27%
Advanced Micro Devices, Incorporated       2,800       46,200
Avnet, Incorporated                       10,000      447,500
                                                  -----------
                                                      493,700
TRANSPORT, TRUCKING & SHIPPING--1.07%
Arnold Industries, Incorporated            2,200       38,225
Covenant Transport, Incorporated
 (Class A)*                                3,500       42,000
Greenbrier Companies, Incorporated         5,600       67,900
TNT Freightways, Corporation               2,000       40,250
Transportacion Maritima Mexicana S.A
 de C.V.*                                  5,300       44,388
                                                  -----------
                                                      232,763

UTILITY ELECTRIC/GAS/TELEPHONE--3.86%
GTE Corporation                            4,000      176,000
PacifiCorp                                 3,500       74,375
Public Service Enterprise Group,
 Incorporated                              3,500      107,187
Telefonos de Mexico (Class L) ADR          1,500       47,813
United Illuminating Company                2,000       74,750
US West, Incorporated                      5,200      185,900
US West Media Group, Incorporated*         5,200       98,800
Washington Water Power Company             4,300       75,250
                                                  -----------
                                                      840,075
                                                  -----------
                      TOTAL COMMON STOCK--61.86%
                              (Cost $10,944,991)   13,458,809

PREFERRED STOCK

COAL, GAS, PIPE--0.42%
Western Gas Resources, Incorporated
 (Convertible)                             2,600       91,000
                                                  -----------
                    TOTAL PREFERRED STOCK--0.42%
                                 (Cost $128,279)       91,000
                                         FACE
BONDS AND NOTES                         AMOUNT

FINANCIAL SERVICES--2.81%
Ford Motor Credit Company, 6.375%,
 09/15/99                              $ 600,000      611,250

RETAIL-DISCOUNT--2.19%
Costco Wholesalers Corporation,
 5.75%, 05/15/02, Subordinated
 Convertible Debentures                  500,000      477,500
                                         FACE
BONDS AND NOTES                         AMOUNT       VALUE

GOVERNMENT AGENCIES--27.06%
Federal Home Loan Mortgage
 Corporation, 7.00%, 09/15/07         $1,000,000  $ 1,041,780
Federal Home Loan Mortgage
 Corporation, Pool #284839, 8.50%,
 01/01/17                                 71,185       73,921
Federal Home Loan Mortgage
 Corporation, Pool #302886, 8.00%,
 05/01/17                                131,700      135,898
Federal Home Loan Mortgage
 Corporation, Pool #298759, 8.00%,
 08/01/17                                216,221      223,114
Federal National Mortgage
 Association, 7.55%, 04/22/02            685,000      749,356
Federal National Mortgage
 Association, 7.65%, 04/29/04          1,000,000    1,022,370
Federal National Mortgage
 Association, 7.55%, 06/10/04          1,250,000    1,307,350
Federal National Mortgage
 Association, Pool #041669, 8.00%,
 02/01/17                                105,633      109,528
Federal National Mortgage
 Association, Pool #48974, 8.00%,
 06/01/17                                194,723      201,904
U S Treasury Note, 5.875%, 02/15/04    1,000,000    1,021,590
                                                  -----------
                                                    5,886,811
                                                  -----------
                   TOTAL BONDS AND NOTES--32.06%
                               (Cost $6,615,589)    6,975,561
COMMERCIAL PAPER

ELECTRIC UTILITIES--3.15%
Commonwealth Edison Company, 5.95%,
 01/10/96                                150,000      149,777
Pennsylvania Power and Light Company,
 5.95%, 01/05/96                         100,000       99,934
Pennsylvania Power and Light Company,
 6.20%, 01/11/96                         107,000      106,816
Public Service Company of Colorado,
 6.20%, 01/09/96                         330,000      329,545
                                                  -----------
                                                      686,072

FOODS--2.05%
Conagra, Incorporated, 5.90%,
 01/04/96                                445,000      444,781
                                                  -----------
                   TOTAL COMMERCIAL PAPER--5.20%
                               (Cost $1,130,853)    1,130,853
                                                  -----------
                       TOTAL INVESTMENTS--99.54%
                              (Cost $18,819,712)   21,656,223
  CASH AND OTHER ASSETS, LESS LIABILITIES--0.46%      100,469
                                                  -----------
                             NET ASSETS--100.00%  $21,756,692
                                                  -----------
                                                  -----------

ABBREVIATIONS
ADR--American Depository Receipt
REIT--Real Estate Investment Trust
*--Non-income producing securities

See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES  December 31, 1995
--------------------------------------------------------------------------------

                                                                                GROWTH        INCOME       TRIFLEX
ASSETS
Investments, at value                                                        $134,618,810  $140,491,361  $21,656,223
Cash                                                                                  797            84       22,064
Receivable for:
  Dividends                                                                       215,582       444,397       24,902
  Interest                                                                        --             65,320       71,336
  Investments sold                                                                  3,768        98,126      --
Other assets                                                                      133,115       120,218       24,898
                                                                             ------------  ------------  -----------
                                                               TOTAL ASSETS   134,972,072   141,219,506   21,799,423
LIABILITIES
Payable for:
  Fund shares redeemed                                                             42,070        28,115      --
Accrued investment advisory fee                                                    59,041        85,260       13,829
Accrued service fee                                                                27,035        28,133        4,610
Other liabilities                                                                  22,781        19,966       24,292
                                                                             ------------  ------------  -----------
                                                          TOTAL LIABILITIES       150,927       161,474       42,731
                                                                             ------------  ------------  -----------
                                                        Net assets at value  $134,821,145  $141,058,032  $21,756,692
                                                                             ------------  ------------  -----------
                                                                             ------------  ------------  -----------
Shares outstanding                                                             30,699,798     6,244,669    1,290,857
                                                                             ------------  ------------  -----------
                                                                             ------------  ------------  -----------
Net asset value per share                                                    $       4.39  $      22.59  $     16.85
                                                                             ------------  ------------  -----------
                                                                             ------------  ------------  -----------
Offering price per share
  (Net asset value per share  DIVIDED BY 94.25%)                             $       4.66  $      23.97  $     17.88
                                                                             ------------  ------------  -----------
                                                                             ------------  ------------  -----------

STATEMENTS OF OPERATIONS  Year Ended December 31, 1995
--------------------------------------------------------------------------------

                                                                                GROWTH        INCOME       TRIFLEX
INVESTMENT INCOME
Dividends                                                                    $  2,640,506  $  4,271,258  $   325,731
Interest                                                                          689,491       885,891      547,057
Other                                                                                 357       --           --
                                                                             ------------  ------------  -----------
                                                    TOTAL INVESTMENT INCOME     3,330,354     5,157,149      872,788
EXPENSES
Investment advisory fee                                                           732,251       927,331      153,930
Service fee                                                                       301,526       306,746       51,310
Insurance                                                                          63,290        64,759       11,744
Directors' fees and expenses                                                       19,231        19,231       19,231
Custodian fees                                                                     60,275        58,872       22,532
Audit fees                                                                         13,800        13,800       11,800
Qualification fees                                                                 19,563        20,617       15,373
Shareholder reporting expenses                                                     14,985        13,856        2,311
Reorganization expenses                                                           --              9,476        4,711
Other                                                                               4,715         8,018        6,009
                                                                             ------------  ------------  -----------
                                                             TOTAL EXPENSES     1,229,636     1,442,706      298,951
                                                   LESS EXPENSES REIMBURSED       --            --            40,894
                                                                             ------------  ------------  -----------
                                                               NET EXPENSES     1,229,636     1,442,706      258,057
                                                                             ------------  ------------  -----------
                                                      NET INVESTMENT INCOME     2,100,718     3,714,443      614,731
                                                                             ------------  ------------  -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                              8,778,428     6,691,546      352,817
  Net unrealized appreciation of investments during the year                   17,009,120    21,966,913    3,149,441
                                                                             ------------  ------------  -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                25,787,548    28,658,459    3,502,258
                                                                             ------------  ------------  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $ 27,888,266  $ 32,372,902  $ 4,116,989
                                                                             ------------  ------------  -----------
                                                                             ------------  ------------  -----------

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
AMERICAN NATIONAL GROWTH FUND

                                                                                  YEAR ENDED DECEMBER 31,
                                                                               -----------------------------
                                                                                    1995            1994
                                                                               ---------------  ------------
OPERATIONS
  Net investment income                                                         $   2,100,718   $  1,650,229
  Net realized gain on investments                                                  8,778,428     15,927,429
  Net unrealized appreciation (depreciation) of investments during the year        17,009,120    (11,860,622)
                                                                               ---------------  ------------
  Net increase in net assets resulting from operations                             27,888,266      5,717,036
DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income                                             (2,151,434)    (1,606,828)
  Capital gains distributions                                                      (9,178,995)   (12,218,934)
                                                                               ---------------  ------------
  Total distributions to shareholders                                             (11,330,429)   (13,825,762)
CAPITAL SHARE TRANSACTIONS
  Increase in net assets from capital share transactions                            5,013,300      8,223,613
                                                                               ---------------  ------------
NET INCREASE IN NET ASSETS                                                         21,571,137        114,887
TOTAL NET ASSETS
  Beginning of year                                                               113,250,008    113,135,121
                                                                               ---------------  ------------
  End of year                                                                   $ 134,821,145   $113,250,008
                                                                               ---------------  ------------
                                                                               ---------------  ------------

AMERICAN NATIONAL INCOME FUND

                                                                                  YEAR ENDED DECEMBER 31,
                                                                               -----------------------------
                                                                                    1995            1994
                                                                               ---------------  ------------

OPERATIONS
  Net investment income                                                         $   3,714,443   $  3,363,890
  Net realized gain on investments                                                  6,691,546     10,595,949
  Net unrealized appreciation (depreciation) of
    investments during the year                                                    21,966,913    (14,753,416)
                                                                               ---------------  ------------
  Net increase (decrease) in net assets resulting from operations                  32,372,902       (793,577)
DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income                                             (3,750,365)    (3,332,642)
  Capital gains distributions                                                      (6,611,754)   (10,992,106)
                                                                               ---------------  ------------
  Total distributions to shareholders                                             (10,362,119)   (14,324,748)
CAPITAL SHARE TRANSACTIONS
  Increase in net assets from capital share transactions                            4,816,388      9,392,935
                                                                               ---------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS                                              26,827,171     (5,725,390)
TOTAL NET ASSETS
  Beginning of year                                                               114,230,861    119,956,251
                                                                               ---------------  ------------
  End of year                                                                   $ 141,058,032   $114,230,861
                                                                               ---------------  ------------
                                                                               ---------------  ------------

TRIFLEX FUND

                                                                                  YEAR ENDED DECEMBER 31,
                                                                               -----------------------------
                                                                                    1995            1994
                                                                               ---------------  ------------
OPERATIONS
    Net investment income                                                       $     614,731   $    574,841
    Net realized gain on investments                                                  352,817        555,090
    Net unrealized appreciation (depreciation) of investments
     during the year                                                                3,149,441       (852,194)
                                                                               ---------------  ------------
  Net increase in net assets resulting from operations                              4,116,989        277,737

DISTRIBUTIONS TO SHAREHOLDERS
    Dividends from net investment income                                             (627,120)      (569,246)
    Capital gains distributions                                                      (178,979)    (1,019,270)
                                                                               ---------------  ------------
  Total distributions to shareholders                                                (806,099)    (1,588,516)

CAPITAL SHARE TRANSACTIONS
    Decrease in net assets from capital share transactions                           (576,725)      (135,766)
                                                                               ---------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS                                               2,734,165     (1,446,545)
TOTAL NET ASSETS
    Beginning of year                                                              19,022,527     20,469,072
                                                                               ---------------  ------------
    End of year                                                                 $  21,756,692   $ 19,022,527
                                                                               ---------------  ------------
                                                                               ---------------  ------------

See notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of capital stock outstanding throughout the period AMERICAN NATIONAL GROWTH FUND

                                                                                    YEAR ENDED DECEMBER 31,
                                                                     -----------------------------------------------------
                                                                       1995       1994       1993       1992       1991
                                                                     ---------  ---------  ---------  ---------  ---------
Net Asset Value, Beginning of Period                                 $    3.83  $    4.15  $    4.51  $    5.07  $    3.95
Net investment income                                                     0.08       0.06       0.06       0.08       0.08
Net realized and unrealized gain (loss) on investments during the
 period                                                                   0.88       0.15       0.31      (0.20)      1.38
                                                                     ---------  ---------  ---------  ---------  ---------
                                   Total from investment operations       0.96       0.21       0.37      (0.12)      1.46
Less distributions
  Distributions from net investment income                               (0.08)     (0.06)     (0.06)     (0.08)     (0.06)
  Distributions from capital gains                                       (0.32)     (0.47)     (0.67)     (0.36)     (0.28)
                                                                     ---------  ---------  ---------  ---------  ---------
                                                Total distributions      (0.40)     (0.53)     (0.73)     (0.44)     (0.34)
                                                                     ---------  ---------  ---------  ---------  ---------
Net Asset Value, End of Period                                       $    4.39  $    3.83  $    4.15  $    4.51  $    5.07
                                                                     ---------  ---------  ---------  ---------  ---------
                                                                     ---------  ---------  ---------  ---------  ---------
Total return                                                             25.20%      4.98%      8.17%     (2.50)%    36.98%
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of period (000's omitted)                            $ 134,821  $ 113,250  $ 113,135  $ 111,811  $ 125,837
Ratio of expenses to average net assets                                   0.98       0.97       1.00       1.07       1.04
Ratio of net investment income to average net assets                      1.67       1.46       1.31       1.42       1.63
Portfolio turnover rate                                                  37.00      46.26      59.67      92.28      55.95

AMERICAN NATIONAL INCOME FUND

                                                                                    YEAR ENDED DECEMBER 31,
                                                                     -----------------------------------------------------
                                                                       1995       1994       1993       1992       1991
                                                                     ---------  ---------  ---------  ---------  ---------
Net Asset Value, Beginning of Period                                 $   18.90  $   21.66  $   22.09  $   22.94  $   19.35
Net investment income                                                     0.62       0.62       0.56       0.57       0.69
Net realized and unrealized gain (loss) on investments during the
 period                                                                   4.82      (0.75)      1.75       0.17       4.85
                                                                     ---------  ---------  ---------  ---------  ---------
                                   Total from investment operations       5.44      (0.13)      2.31       0.74       5.54
Less distributions
  Distributions from net investment income                               (0.63)     (0.61)     (0.60)     (0.53)     (0.64)
  Distributions from capital gains                                       (1.12)     (2.02)     (2.14)     (1.06)     (1.31)
                                                                     ---------  ---------  ---------  ---------  ---------
                                                Total distributions      (1.75)     (2.63)     (2.74)     (1.59)     (1.95)
                                                                     ---------  ---------  ---------  ---------  ---------
Net Asset Value, End of Period                                       $   22.59  $   18.90  $   21.66  $   22.09  $   22.94
                                                                     ---------  ---------  ---------  ---------  ---------
                                                                     ---------  ---------  ---------  ---------  ---------
Total return                                                             29.12%     (0.61)%    10.63%      3.31%     29.06%
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of period (000's omitted)                            $ 141,058  $ 114,231  $ 119,956  $ 108,076  $  99,192
Ratio of expenses to average net assets                                   1.12       1.12       1.17       1.18       1.23
Ratio of net investment income to average net assets                      2.89       2.86       2.51       2.56       3.25
Portfolio turnover rate                                                  44.00      52.46      70.71      44.03      40.23

TRIFLEX FUND

                                                                                    YEAR ENDED DECEMBER 31,
                                                                     -----------------------------------------------------
                                                                       1995       1994       1993       1992       1991
                                                                     ---------  ---------  ---------  ---------  ---------
Net Asset Value, Beginning of Period                                 $   14.32  $   15.35  $   15.81  $   16.20  $   13.98
Net investment income                                                     0.49       0.45       0.41       0.46       0.61
Net realized and unrealized gain (loss) on investments during the
 period                                                                   2.67      (0.22)      0.58       0.01       2.79
                                                                     ---------  ---------  ---------  ---------  ---------
                                   Total from investment operations       3.16       0.23       0.99       0.47       3.40
Less distributions
  Distributions from net investment income                               (0.49)     (0.45)     (0.41)     (0.35)     (0.62)
  Distributions from capital gains                                       (0.14)     (0.81)     (1.04)     (0.51)     (0.56)
                                                                     ---------  ---------  ---------  ---------  ---------
                                                Total distributions      (0.63)     (1.26)     (1.45)     (0.86)     (1.18)
                                                                     ---------  ---------  ---------  ---------  ---------
Net Asset Value, End of Period                                       $   16.85  $   14.32  $   15.35  $   15.81  $   16.20
                                                                     ---------  ---------  ---------  ---------  ---------
                                                                     ---------  ---------  ---------  ---------  ---------
Total return                                                             22.29%      1.49%      6.31%      3.00%     24.53%
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of period (000's omitted)                            $  21,757  $  19,023  $  20,469  $  21,482  $  21,916
Ratio of expenses to average net assets (1)                               1.26       1.25       1.32       1.15       1.28
Ratio of net investment income to average net assets                      2.99       2.91       2.49       2.96       3.95
Portfolio turnover rate                                                  16.39      46.95      70.98      61.66     104.21

(1) Expenses for these calculations are net of a reimbursement from Securities Management & Research, Inc. Without these reimbursements, the ratio of expenses to average net assets would have been 1.46%, 1.45%, 1.39%, 1.32% and 1.49%, for the years ended December 31, 1995, 1994, 1993, 1992, and 1991, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS  December 31, 1995
--------------------------------------------------------------------------------
AMERICAN NATIONAL FUNDS GROUP

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
The American National Funds Group (the "Funds") are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended. The Funds are comprised of the American National Growth Fund, Inc., American National Income Fund, Inc. and the Triflex Fund, Inc. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATION:
Investments listed on national exchanges are valued at the last sales price of the day, or if there were no sales, then at the last bid price. Debt obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities, and instrumentalities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and seasoning differential. Investments for which market quotations are not readily available are valued at fair value as determined by the Board of Directors. Investments in commercial paper are valued at cost plus amortized discount, which approximates market value.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
Investment transactions are accounted for on the trade date (date order to buy or sell is executed). Dividend income is recorded on the ex-dividend date for financial reporting purposes. Interest income is accrued daily from settlement date. Realized gains and losses from security transactions are reported on the basis of specific identification for financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES:
For federal income tax purposes, each fund is treated as a seperate entity. The Funds intend to comply with requirements of the Internal Revenue Code relating to regulated investment companies and intend to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is recorded in the accompanying financial statements.

CAPITAL STOCK TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS:
Fund shares are sold in a continuous public offering at net asset value plus a sales charge. The Funds repurchase its shares at net asset value. Dividends and other distibutions are recorded by the Fund on the ex-dividend date and may be reinvested at the net asset value.

EXPENSES:
Operating expenses not directly attributable to a Fund's operations are prorated among the Funds based on the relative net assets or shareholders of each Fund. Reorganization expenses have been deferred and are being amortized over a five year period.

NOTE 2-- INVESTMENT ADVISORY AND SERVICE FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Securities Management and Research, Inc. ("SM&R") is the investment advisor and principal underwriter for the Fund. Investment advisory fees paid to SM&R are computed as a percentage of the average daily net assets as follows:

                                                                                  INVESTMENT
                                                                                   ADVISORY        SERVICE
NET ASSETS                                                                            FEE            FEE
Not exceeding $100,000,000                                                             .750%        .250%
Exceeding $100,000,000 but not exceeding $200,000,000                                  .625%        .200%
Exceeding $200,000,000 but not exceeding $300,000,000                                  .500%        .150%
Exceeding $300,000,000                                                                 .400%        .100%

The investment advisory agreement for the Growth Fund provides for incentive fees that will increase or decrease the basic investment advisory fee, based on the performance of the fund in relation to a specified industry index for the funds with similar objectives over a rolling 36-month period. No incentive fees were earned in 1995 and the investment advisory fee was reduced by approximately $179,000.

SM&R has agreed to reimburse the Fund for all expenses, other than taxes, interest, and expenses directly related to the purchase and sale of investment securities, in excess of 1.25% per annum of the average daily net assets.

During the period ended December 31, 1995, SM&R, as principal underwriter, received as sales charges on sale of shares of capital stock of the Funds and made reallowances to dealers as follows:

                                                                                SALES CHARGES
                                                            SALES CHARGES       REALLOWED TO
                                                          RECEIVED BY SM&R         DEALERS
Growth                                                        $ 244,914           $   4,393
Income                                                          327,908               5,830
Triflex                                                          33,172                 295

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
AMERICAN NATIONAL FUNDS GROUP

SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"). As of December 31, 1995, SM&R and American National had the following ownership in the Funds:

                                               SM&R                    AMERICAN NATIONAL
                                  ------------------------------  ----------------------------
                                              PERCENT OF SHARES              PERCENT OF SHARES
                                   SHARES        OUTSTANDING       SHARES       OUTSTANDING
Growth                              271,507           0.88%         961,244          3.13%
Income                               13,475           0.22%              --             --
Triflex                              99,240           7.69%         166,054         12.86%

NOTE 3--COST, PURCHASES, AND SALES OF INVESTMENT SECURITIES
Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities, other than commercial paper and corporate short-term bonds and notes were as follows:

                                                                 PURCHASES      SALES
Growth                                                         $41,923,710  $55,616,189
Income                                                          50,726,517   54,735,964
Triflex                                                          3,158,747    4,397,545

Gross unrealized appreciation and depreciation as of December 31, 1995, were as follows:

                                                                APPRECIATION DEPRECIATION
Growth                                                         $25,420,531   $5,909,540
Income                                                          26,416,231    3,428,880
Triflex                                                          3,412,857      576,346

NOTE 4--CAPITAL STOCK

AMERICAN NATIONAL GROWTH FUND

                                                                             YEAR ENDED               YEAR ENDED
                                                                         DECEMBER 31, 1995        DECEMBER 31, 1994
                                                                       ----------------------   ------------------------
                                                                        SHARES       AMOUNT       SHARES      AMOUNT
                                                                       ---------  ------------  ----------  ------------
  Sale of capital shares                                               2,337,194  $ 10,021,158   1,827,872  $  7,709,459
  Investment income dividends reinvested                                 473,961     2,069,798     389,322     1,539,431
  Distributions made from net realized gains reinvested                2,057,863     8,931,124   3,102,860    11,951,899
                                                                      ----------  ------------  ----------  ------------
  Subtotals                                                            4,869,018    21,022,080   5,320,054    21,200,789
  Redemptions of capital shares                                       (3,708,002)  (16,008,780) (3,062,068)  (12,977,176)
                                                                      ----------  ------------  ----------  ------------
  Net increase in capital shares outstanding                           1,161,016  $  5,013,300   2,257,986  $  8,223,613
                                                                                  ------------              ------------
                                                                                  ------------              ------------
  Shares outstanding at beginning of period                           29,538,782                27,280,796
                                                                      ----------                ----------
  Shares outstanding at end of period                                 30,699,798                29,538,782
                                                                      ----------                ----------
                                                                      ----------                ----------
  The components of net assets at December 31, 1995, are as follows:
  Capital Stock--30,699,798 shares of $1.00 par value outstanding
   (75,000,000 authorized) (par and additional paid-in capital)                   $112,154,840
  Undistributed net investment income                                                  656,259
  Accumulated net realized gain on investments                                       2,499,055
  Net unrealized appreciation of investments                                        19,510,991
                                                                                  ------------
  Net assets                                                                      $134,821,145
                                                                                  ------------
                                                                                  ------------

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
AMERICAN NATIONAL FUNDS GROUP

AMERICAN NATIONAL INCOME FUND

                                                                              YEAR ENDED              YEAR ENDED
                                                                           DECEMBER 31, 1995        DECEMBER 31, 1994
                                                                       ------------------------  ----------------------
                                                                        SHARES       AMOUNT       SHARES       AMOUNT
                                                                       ---------  -------------  ---------  -----------
  Sale of capital shares                                                 560,583  $  12,119,202    613,155  $13,077,315
  Investment income dividends reinvested                                 166,234      3,617,673    156,088    3,207,065
  Distributions made from net realized gains reinvested                  286,368      6,408,920    560,907   10,618,904
                                                                       ---------  -------------  ---------  -----------
  Subtotals                                                            1,013,185     22,145,795  1,330,150   26,903,284
  Redemptions of capital shares                                         (811,772)   (17,329,407)  (824,701) (17,510,349)
                                                                       ---------  -------------  ---------  -----------
  Net increase in capital shares outstanding                             201,413  $   4,816,388    505,449  $ 9,392,935
                                                                                  -------------             -----------
                                                                                  -------------             -----------
  Shares outstanding at beginning of period                            6,043,256                 5,537,807
                                                                       ---------                 ---------
  Shares outstanding at end of period                                  6,244,669                 6,043,256
                                                                       ---------                 ---------
                                                                       ---------                 ---------
  The components of net assets at December 31, 1995, are as follows:
  Capital Stock--6,244,669 shares of $1.00 par value outstanding
    (50,000,000 authorized) (par and additional paid-in capital)                   $117,200,876
  Undistributed net investment income                                                   181,441
  Accumulated net realized gain on investments                                          688,364
  Net unrealized appreciation of investments                                         22,987,351
                                                                                   ------------
  Net assets                                                                       $141,058,032
                                                                                   ------------
                                                                                   ------------

TRIFLEX FUND


                                                                             YEAR ENDED              YEAR ENDED
                                                                         DECEMBER 31, 1995       DECEMBER 31, 1994
                                                                       ----------------------  ----------------------
                                                                        SHARES      AMOUNT      SHARES      AMOUNT
                                                                       ---------  -----------  ---------  -----------
  Sale of capital shares                                                  69,156  $ 1,102,436    133,602  $ 2,062,236
  Investment income dividends reinvested                                  37,554      602,878     37,172      556,714
  Distributions made from net realized gains reinvested                   10,388      173,263     67,728      973,382
                                                                       ---------  -----------  ---------  -----------
  Subtotals                                                              117,098    1,878,577    238,502    3,592,332
  Redemptions of capital shares                                         (154,950)  (2,455,302)  (243,603)  (3,728,098)
                                                                       ---------  -----------  ---------  -----------
  Net decrease in capital shares outstanding                             (37,852) $  (576,725)    (5,101) $  (135,766)
                                                                                  -----------             -----------
                                                                                  -----------             -----------
  Shares outstanding at beginning of period                            1,328,709               1,333,810
                                                                       ---------               ---------
  Shares outstanding at end of period                                  1,290,857               1,328,709
                                                                       ---------               ---------
                                                                       ---------               ---------
  The components of net assets at December 31, 1995, are as follows:
  Capital Stock--1,290,857 shares of $1.00 par value outstanding
    (50,000,000 authorized) (par and additional paid-in capital)                  $18,567,149
  Undistributed net investment income                                                 334,289
  Accumulated net realized gain on investments                                         18,743
  Net unrealized appreciation of investments                                        2,836,511
                                                                                  -----------
  Net assets                                                                      $21,756,692
                                                                                  -----------
                                                                                  -----------

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
American National Funds Group

We have audited the accompanying statements of assets and liabilities of American National Funds Group (comprised of American National Growth Fund, Inc., American National Income Fund, Inc. and Triflex Fund, Inc.), including the schedule of investments as of December 31, 1995, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American National Funds Group as of December 31, 1995, the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Houston, Texas
February 16, 1996

DISTRIBUTIONS
--------------------------------------------------------------------------------

Distributions per share for the year ended December 31, 1995.

                                                                                                 SHORT-TERM    LONG-TERM
                                                                          RECORD    INVESTMENT     CAPITAL      CAPITAL
                                                                           DATE       INCOME        GAIN         GAIN
American National Growth Fund, Inc.                                       06/21/95   $  0.0364
                                                                          12/20/95   $  0.0388    $  0.0608    $  0.2618

American National Income Fund, Inc.                                       03/29/95   $  0.1594
                                                                          06/21/95   $  0.1415
                                                                          09/25/95   $  0.1620
                                                                          12/20/95   $  0.1696    $  0.2399    $  0.8752

Triflex Fund, Inc.                                                        03/29/95   $  0.1232
                                                                          06/21/95   $  0.1111
                                                                          09/25/95   $  0.1230
                                                                          12/20/95   $  0.1307    $  0.0935    $  0.0469